PURCHASE AND SALE

AGREEMENT

dated

November 10, 2014

by and between

50 Fremont Tower, LLC

SELLER

and

salesforce.com., inc.

PURCHASER

TABLE OF CONTENTS

Article I	SALE OF THE PROPERTY		5
	1.1	Sale of Property	5
	1.2	No Representations	6
	1.3	No Reliance	6
	1.4	Acceptance of Deed	6
	1.5	"AS IS"	6
	1.6	Seller Release from Liability	7
	1.7	Purchaser's Waiver of Objections	8
	1.8	Survival	9
Article II	PURCHASE PRICE		10
	2.1	Purchase Price	10
Article III	DEPOSIT AND OPENING OF ESCROW		12
	3.1	Deposit	12
	3.2	Interest Bearing	12
	3.3	Application	12
	3.4.	Independent Consideration	6
Article IV	CONDITIONS TO CLOSING		15
	4.1	Conditions to Purchaser's Obligation to Purchase	15
	4.2	Conditions to Seller's Obligation to Sell	18
	4.3	No Financing Contingency	20
Article V	THE CLOSING		20
	5.1	Date and Manner of Closing	20
	5.2	Closing	21
	5.3	Delay in Closing; Authority to Close	21
Article VI	DUE DILIGENCE PERIOD		22
	6.1	Review and Approval of Documents and Materials	22
	6.2	Reliability of Information	22
	6.3	Due Diligence Period	23
	6.4	Termination	23
Article VII	INSPECTIONS		23
Article VIII	TITLE AND SURVEY		23
	8.1	Title Documents	23
	8.2	Survey	23
	8.3	Title Objections	23
	8.4	Title Updates	24
	8.5	Encumbrances	24
	8.6	Waiver	24
	8.7	Notice of Commencement	25

	8.8	Seller's Failure to Remove	25
Article IX	RISK OF LOSS		25
	9.1	Casualty	25
	9.2	Condemnation	26
Article X	OPERATION OF THE PROPERTY		26
	10.1	Operations	26
	10.2	Tenant Defaults	26
	10.3	Service Contracts/Leases During Due Diligence Period	27
	10.4	Services Contracts/Leases After Due Diligence Period	27
	10.5	Purchaser Assumes Costs	27
Article XI	CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS		28
	11.1	General	28
	11.2	Prorations	29
	11.3	Rents	29
	11.4	Security Deposits	30
	11.5	Final Adjustment After Closing	31
	11.6	Thirty-Day Month	32
Article XII	DEFAULT		33
	12.1	Default by Purchaser	33
	12.2	Default by Seller	34
Article XIII	REPRESENTATIONS AND WARRANTIES		34
	13.1	Seller's Representations	34
	13.2	Definition of Seller's Knowledge	37
	13.3	Purchaser's Representations, Warranties, and Covenants	37
	13.4	Survival	38
Article XIV	ESCROW PROVISIONS		38
Article XV	GENERAL PROVISIONS		39
	15.1	No Agreement Lien	40
	15.2	Confidentiality	40
	15.3	Headings	40
	15.4	Brokers	41
	15.5	Modifications	41
	15.6	Notices	41
	15.7	Assignment	42
	15.8	Further Assurances	43
	15.9	Governing Law	43
	15.10	Offer Only	43
	15.11	Counterparts	43
	15.12	E-Mail or PDF Signatures	43

15.13 Severability 43
15.14 No Waiver 43
15.15 Seller's Internal Corporate Approval 43
15.16 Limitation of Liability 44
15.17 Waiver of Jury Trial 44
15.18 Successors and Assigns 44
15.19 No Partnership or Joint Venture 44
15.20 No Recordation 45
15.21 Designation Agreement 45
15.22 Section 1031 Exchanges 45

EXHIBIT A – LEGAL DESCRIPTION 45

EXHIBIT B – SCHEDULE OF EXISTING TENANTS 45

EXHIBIT B1 – SCHEDULE OF SECURITY DEPOSITS 40

EXHIBIT C – LIST OF SERVICE AGREEMENTS 41

EXHIBIT D – LIMITED WARRANTY DEED 42

EXHIBIT E – ASSIGNMENT AND ASSUMPTION AGREEMENT 44

EXHIBIT F – FIRPTA CERTIFICATE 47

EXHIBIT G – BILL OF SALE 49

EXHIBIT H – INTENTIONALLY OMITTED 53

EXHIBIT I – TENANT ESTOPPEL CERTIFICATE 51

EXHIBIT J – INTENTIONALLY OMITTED 53

SCHEDULE A 59

EXHIBIT K – INTENTIONALLY OMITTED 57

EXHIBIT L – TENANT NOTIFICATION LETTER 69

EXHIBIT M – FEDERAL GOVERNMENT LEASE RIDER 71

EXHIBIT N- SELLER ESTOPPEL CERTIFICATE 78

EXHIBIT O ASSIGNMENT OF PURCHASE AND SALE AGREEMENT 81

EXHIBIT P – PRE-WAIVED EXCEPTIONS 86

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "**Agreement**") is dated and made as of November 10, 2014 (the "**Effective Date**") by and between **50 Fremont Tower, LLC, a Delaware limited liability company** ("**Seller**"), and **salesforce.com, inc.**, a Delaware corporation ("**Purchaser**").

RECITALS

A. Seller desires to sell and Purchaser desires to purchase all of Seller's right, title and interest in and to the Property, upon the terms and conditions set forth in this Agreement.

B. Certain rules of construction for interpreting this Agreement are set forth on **Schedule 1** attached hereto which is hereby incorporated in and constitutes part of this Agreement.

C. Seller, as landlord, and **salesforce.com, inc.**, a Delaware corporation ("**Tenant**"), as tenant, are parties to that certain Office Lease dated January 5, 2012 (the "**Specified Lease**") pursuant to which Tenant leases a portion of the Improvements located on the Property.

NOW, THEREFORE, in consideration of the mutual covenants and provisions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

ARTICLE I

SALE OF THE PROPERTY

1.1 **Sale of Property**. Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Seller, subject to and in accordance with the terms and conditions of this Agreement, all of the following (collectively, the "**Property**"):

(a) **Land**. That certain parcel of real property more particularly described in **Exhibit A** attached hereto (the "**Land**");

(b) **Appurtenances**. Seller's right, title and interest in and to all easements, licenses, privileges and other rights appurtenant to the Land including, without limitation, all minerals, oil, gas and other hydrocarbon substances thereon, air rights, water, water rights and water stock relating thereto, all strips and gores, and all of Seller's right, title and interest in and to any streets, alleys, rights-of-way, public ways, or other rights appurtenant, adjacent or connected thereto or used in connection therewith (the "**Appurtenances**");

(c) **Improvements**. All improvements located on the Land (the "**Improvements**");

(d) **Leases**. Seller's right, title and interest in and to all leases, subleases, licenses or other occupancy agreements including all amendments, affecting the Land and

Improvements which are shown on **Exhibit B** attached hereto and any New Leases (as hereinafter defined in **Section 10.7**) (collectively, the "**Leases**"), including any guaranties of such Leases and any security deposits under such Leases;

(e) **Fixtures and Personal Property**. Seller's right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Seller attached or appurtenant to, located on and used in connection with the ownership, use, maintenance and operation of the Land or the Improvements (the "**Fixtures and Personal Property**");

(f) **Service Agreements**. Seller's right, title and interest in and to all service agreements listed on **Exhibit C** attached hereto and any New Service Agreements (as defined in **Section 10.7**) (collectively, the "**Service Agreements**"); and

(g) **Intangible Property**. Seller's right, title and interest, if any, without warranty in and to all of the following items, to the extent assignable: all intangible property now or hereafter owned by Seller and used in connection with the Land, the Improvements or the Fixtures and Personal Property, including, without limitation, consents, licenses, approvals, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications relating to the Land, Improvements and the Fixtures and Personal Property (the "**Intangible Property**").

1.2 **No Representations**. Except for Seller's Representations (as defined below), Seller makes no express or implied representation or warranty with respect to the Property, and to the extent permitted by Law (as defined below), excludes and disclaims any statutory or other representations or warranties.

1.3 **No Reliance**. Purchaser agrees that except for Seller's Representations, Purchaser is not relying on and has not relied on any statements, promises, information or representations made or furnished by Seller or by any real estate broker, agent or any other person representing or purporting to represent Seller but rather is relying solely on its own expertise and on the expertise of its consultants and on the inspections and investigations Purchaser and its consultants has or will conduct. Purchaser further acknowledges that Tenant is currently leasing a portion of the Improvements located in the Property under the Specified Lease and Tenant is very familiar with the Property and the operations of the Property.

1.4 **Intentionally Deleted**.

1.5 "**AS IS**". EXCEPT FOR THE EXCEPTED CLAIMS (AS DEFINED BELOW), PURCHASER AGREES (A) TO TAKE THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS" AND (B) THAT NO REPRESENTATIONS OR WARRANTIES ARE MADE OR RESPONSIBILITIES ASSUMED BY SELLER AS TO THE CONDITION OF THE PROPERTY, AS TO THE TERMS OF ANY LEASES OR OTHER DOCUMENTS OR AS TO ANY INCOME, EXPENSE, OPERATION OR ANY OTHER MATTER OR THING AFFECTING OR RELATING TO THE PROPERTY, NOW OR ON THE CLOSING DATE. SUBJECT TO AND WITHOUT LIMITING PURCHASER'S RIGHTS UNDER THE AGREEMENT, PURCHASER AGREES TO ACCEPT THE PROPERTY IN THE CONDITION EXISTING ON THE CLOSING DATE, SUBJECT TO ALL FAULTS OF

EVERY KIND AND NATURE WHATSOEVER, WHETHER LATENT OR PATENT, AND WHETHER NOW OR HEREAFTER EXISTING.

PURCHASER ACKNOWLEDGES THAT AS OF THE CLOSING DATE, PURCHASER WILL HAVE INSPECTED THE PROPERTY AND OBSERVED ITS PHYSICAL CHARACTERISTICS AND CONDITIONS AND WILL HAVE HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS AND STUDIES ON OR OVER THE PROPERTY AND ADJACENT AREAS AS IT DEEMS NECESSARY AND, EXCEPT FOR THE EXCEPTED CLAIMS, HEREBY WAIVES ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING THE PROPERTY AND ITS CONDITION, INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW-BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO HAZARDOUS MATERIALS (DEFINED BELOW), PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING STRUCTURAL AND GEOLOGICAL CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS, AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. EXCEPT FOR THE EXCEPTED CLAIMS, PURCHASER FURTHER ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY, AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

JMP

SELLER'S INITIALS **PURCHASER'S INITIALS**

1.6 **Seller Release from Liability**. Except for the Excepted Claims, Purchaser hereby fully and forever waives, and Seller hereby fully and forever disclaims, and shall not be liable or bound in any manner by, any and all warranties, guarantees, promises, statements, representations or information of whatever type or kind with respect to the Property, whether express, implied or otherwise, including warranties of fitness for a particular purpose, tenantability, habitability or use. Purchaser agrees that:

(a) Except for any Excepted Claims (as defined below) arising out of (i) a breach or default by Seller under this Agreement or the Closing Documents (including a breach of any of Seller's Representations), (ii) any fraud or intentional misrepresentation perpetrated by Seller or the Released Parties, (iii) a breach or default by Seller under the Specified Lease of which Seller had written notice prior to the Closing Date or of which Tenant had no actual knowledge as of the Closing Date, or (iv) any obligation of Seller under this Agreement which expressly survives Closing ("**Excepted Claims**"), Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Seller and Seller's employees, officers, directors, trustees, shareholders, members, partners, representatives, agents, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations on its behalf ("**Released Parties**") from any and

EVERY KIND AND NATURE WHATSOEVER, WHETHER LATENT OR PATENT, AND WHETHER NOW OR HEREAFTER EXISTING.

PURCHASER ACKNOWLEDGES THAT AS OF THE CLOSING DATE, PURCHASER WILL HAVE INSPECTED THE PROPERTY AND OBSERVED ITS PHYSICAL CHARACTERISTICS AND CONDITIONS AND WILL HAVE HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS AND STUDIES ON OR OVER THE PROPERTY AND ADJACENT AREAS AS IT DEEMS NECESSARY AND, EXCEPT FOR THE EXCEPTED CLAIMS, HEREBY WAIVES ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING THE PROPERTY AND ITS CONDITION, INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW-BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO HAZARDOUS MATERIALS (DEFINED BELOW), PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING STRUCTURAL AND GEOLOGICAL CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS, AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. EXCEPT FOR THE EXCEPTED CLAIMS, PURCHASER FURTHER ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY, AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

______________________	SAEH
SELLER'S INITIALS	**PURCHASER'S INITIALS**

1.6 **Seller Release from Liability**. Except for the Excepted Claims, Purchaser hereby fully and forever waives, and Seller hereby fully and forever disclaims, and shall not be liable or bound in any manner by, any and all warranties, guarantees, promises, statements, representations or information of whatever type or kind with respect to the Property, whether express, implied or otherwise, including warranties of fitness for a particular purpose, tenantability, habitability or use. Purchaser agrees that:

(a) Except for any Excepted Claims (as defined below) arising out of (i) a breach or default by Seller under this Agreement or the Closing Documents (including a breach of any of Seller's Representations), (ii) any fraud or intentional misrepresentation perpetrated by Seller or the Released Parties, (iii) a breach or default by Seller under the Specified Lease of which Seller had written notice prior to the Closing Date or of which Tenant had no actual knowledge as of the Closing Date, or (iv) any obligation of Seller under this Agreement which expressly survives Closing ("**Excepted Claims**"), Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Seller and Seller's employees, officers, directors, trustees, shareholders, members, partners, representatives, agents, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations on its behalf ("**Released Parties**") from any and

all claims, responsibility and/or liability that it may now have or hereafter acquire against any of the Released Parties for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of actions (collectively, "**Claims**") arising from or related to the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters of materials or substances that have been or may in the future be deemed to be Hazardous Materials or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specifically treated, handled and/or removed from the Property under current or future Law, valuation, salability or utility of the Property, condition of title to the Property, compliance with any applicable Law with respect to the Property, or the Property's suitability for any purposes whatsoever, and any information furnished by the Released Parties in connection with this Agreement. As used herein, the term "**Hazardous Material**" means any (a) oil or any other petroleum-based substance, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Property or to persons on or about the Property or (ii) cause the Property to be in violation of any Laws; (b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (c) chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any applicable local, state or federal Law, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901, et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. §300, et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. §2601, et seq.; the Federal Hazardous Substances Control Act, as amended, 15 U.S.C. §1261, et seq.; and the Occupational Safety and Health Act, as amended, 29 U.S.C. §651, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316, 25501, and 25316 of the California Health and Safety Code; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property, or any other person coming upon the Property or adjacent property; and (e) other chemicals, materials or substances which may or could pose a hazard to the environment.

(b) Except for the Excepted Claims, Purchaser agrees that under no circumstances will it make any claim against, bring any action, cause of action or proceeding against, or assert any liability upon, Seller, its agents, consultants, contractors, or any other persons who prepared or furnished any of the Property Documents (as defined below) (such parties, collectively, the "**Property Documents Preparers**") as a result of the inaccuracy, unreliability or insufficiency of, or any defect or mistake in, any of the Property Documents (including the negligence of any Property Documents Preparer in connection with the preparation or furnishing of any of the Property Documents), and Purchaser hereby fully and forever releases, acquits and discharges Seller and each Property Documents Preparer of and from any such claims, actions, causes of action, proceedings or liability, whether known or

unknown. This release expressly includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser's release of Seller.

(c) To the extent permitted by Law, Purchaser hereby acknowledges and agrees that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and Purchaser further acknowledges and agrees that the waivers and releases herein have been negotiated and agreed upon in light of such realization, and that Purchaser nevertheless hereby intends to release, discharge and acquit the Released Parties from any and all Claims, except for the Excepted Claims.

1.7 **California Specific Waiver**. Purchaser hereby expressly waives the provisions of Section 1542 of the California Civil Code which provides:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR**

and all similar provisions or rules of law. In this connection and to the greatest extent permitted by Law, Purchaser hereby acknowledges and agrees that factual matters known to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further acknowledges and agrees that the waivers and releases herein have been negotiated and agreed upon in light of that realization, and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown Claims, debts, and controversies, except for the Excepted Claims, which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller's performance hereunder.

Seller has given Purchaser material concessions regarding the transaction contemplated by this Agreement in exchange for Purchaser agreeing to the provisions of this Section 1.7. Seller and Purchaser have each initialed this Section 1.7 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 1.7 shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

SELLER'S INITIALS	**PURCHASER'S INITIALS**

Notwithstanding anything to the contrary herein, Purchaser and Seller acknowledge that any written disclosures received to Purchaser's Knowledge or discovery made by Purchaser to Purchaser's Knowledge prior to the Closing shall constitute notice to Purchaser of the matter

unknown. This release expressly includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser's release of Seller.

(c) To the extent permitted by Law, Purchaser hereby acknowledges and agrees that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and Purchaser further acknowledges and agrees that the waivers and releases herein have been negotiated and agreed upon in light of such realization, and that Purchaser nevertheless hereby intends to release, discharge and acquit the Released Parties from any and all Claims, except for the Excepted Claims.

1.7 **California Specific Waiver**. Purchaser hereby expressly waives the provisions of Section 1542 of the California Civil Code which provides:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR**

and all similar provisions or rules of law. In this connection and to the greatest extent permitted by Law, Purchaser hereby acknowledges and agrees that factual matters known to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further acknowledges and agrees that the waivers and releases herein have been negotiated and agreed upon in light of that realization, and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown Claims, debts, and controversies, except for the Excepted Claims, which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller's performance hereunder.

Seller has given Purchaser material concessions regarding the transaction contemplated by this Agreement in exchange for Purchaser agreeing to the provisions of this Section 1.7. Seller and Purchaser have each initialed this Section 1.7 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 1.7 shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

____________________	SEH
SELLER'S INITIALS	**PURCHASER'S INITIALS**

Notwithstanding anything to the contrary herein, Purchaser and Seller acknowledge that any written disclosures received to Purchaser's Knowledge or discovery made by Purchaser to Purchaser's Knowledge prior to the Closing shall constitute notice to Purchaser of the matter

disclosed or discovered, and Seller shall have no further liability with respect to the written disclosures or specific discoveries if Purchaser thereafter consummates the transaction contemplated hereby. "**Purchaser's Knowledge**" will not be deemed to imply any duty of inquiry, other than an examination of the files that are in the possession of the Designated Representatives of Purchaser. For purposes of this Agreement, the term "**Purchaser's Knowledge**" means the current, actual knowledge of the Designated Representatives of Purchaser and will not be construed to refer to the knowledge of any other officer, director, agent, employee or representative of the Purchaser, or any affiliate of the Purchaser, or to impose upon such Designated Representatives any duty to investigate the matter to which such current, actual knowledge or the absence thereof pertains, other than an examination of the files that are in their possession, or to impose upon such Designated Representatives any individual personal liability. As used herein, the term "**Designated Representative of Purchaser**" refers to Ford Fish and George Kreitem (as of the Effective Date), who are the employees of Purchaser primarily responsible for acquisition of the Property.

1.8. **Survival**. Seller and Purchaser have agreed upon the Purchase Price relating to the Property and other provisions of this Agreement in contemplation and consideration of Purchaser's agreeing to the provisions of **Sections 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7,** which Sections shall survive the Closing indefinitely and the delivery of the Deed and/or termination of this Agreement and shall not be deemed merged into the Deed or other Closing Documents.

ARTICLE II

PURCHASE PRICE

2.1 **Purchase Price**. The purchase price is Six Hundred Thirty-Seven Million, Six Hundred Thousand and 00/100 DOLLARS ($637,600,000.00) (the "**Purchase Price**"). Notwithstanding the foregoing, if there is a loan against the Property being assumed by Purchaser, then a portion of the Purchase Price shall be reduced by the then outstanding principal balance of the loan plus accrued but unpaid interest as of the Closing Date. The Purchase Price, net to Seller without deduction, credit to Purchaser or expense to Seller, except for any loan assumption or as otherwise expressly provided in this Agreement, will have been deposited by Purchaser with Escrow Agent (as defined in **Section 3.1**, below) no later than the time of Closing by wire transfer of immediately available federal funds. No portion of the Purchase Price shall be allocated, nor attributable, to any items of personal property. The Purchase Price must be received by Seller by 1:00 P.M. (San Francisco time) on a particular day in order for the Closing to be deemed to have taken place as of such date.

2.2 **Holdback**.

(a) At the Closing, an amount equal to Seller's Maximum Liability (defined below) (the "**Holdback Amount**") shall be placed in an escrow account (the "**Holdback Escrow**") with Escrow Agent as partial security for Seller's obligations under this Agreement which survive Closing (collectively, the "**Holdback Obligations**"). For purposes of

clarification, the Holdback Amount shall not be construed as a cap on Seller' liability for Claims (as defined below) arising out of or related to the Holdback Obligations and to the extent that Seller's liability for Claims arising out of or related to the Holdback Obligations exceeds the Holdback Amount, Purchaser shall have the right, subject to the limitations expressly set forth in this Agreement, to collect such excess amounts directly from Seller. If Purchaser desires to make a claim (a "**Holdback Claim**") against the Holdback Amount on account of, or with respect to, any of the Holdback Obligations, then the parties to this Agreement shall comply with the following procedures:

(i) Purchaser shall notify Seller and Escrow Agent in writing (a "**Notice of Holdback Claim**"), which notice shall set forth a description of the Holdback Claim and the amount owed with respect to such Holdback Claim (if known). In the event that Seller disputes that Purchaser is entitled to be paid the amounts set forth in such Holdback Claim, Seller shall notify Purchaser and Escrow Agent of such dispute in writing within ten (10) days following Seller receipt of the Notice of Holdback Claim. If no notice of dispute is received by Purchaser and Escrow Agent within ten (10) days after Seller has been provided a Notice of Holdback Claim or Seller notifies Purchaser in writing that it does not dispute the Holdback Claim, such amount specified in the Notice of Holdback Claim shall immediately be released by Escrow Agent to Purchaser (without the need of further instruction from Seller) and the Holdback Amount shall be reduced by such amount; and

(ii) If Seller disputes all or any portion of the Holdback Claim as provided in **Section 2.2(a)(i)** above, then the disputed amount set forth in such Notice of Holdback Claim shall not be released by Escrow Agent to Purchaser unless and until, and in the amount, (i) mutually agreed by Purchaser and Seller in writing, in which case, Escrow Agent shall release such amount to Purchaser and the Holdback Amount shall be reduced by such amount, or (ii) directed by a court of competent jurisdiction, in which case, Escrow Agent shall immediately release such amount as determined by such court (without the need of further instruction from Seller) and the Holdback Amount shall be reduced by such amount.

(b) In the event that, on the date that is twelve (12) months after the Closing Date, no Notices of Holdback Claim are pending, Escrow Agent shall release to Seller the remaining balance of the Holdback Amount. If, on such date, one or more Notices of Holdback Claim are pending, Escrow Agent shall release to Seller the remaining balance of the Holdback Amount, minus the amounts set forth in any Notices of Holdback Claim pending as of such date. Upon final resolution of all claims set forth in all Notices of Holdback Claim that have been disputed as set forth herein (which resolution shall be evidenced by the written agreement of Purchaser and Seller, or the direction of a court of competent jurisdiction), Escrow Agent shall release to Seller the remaining balance of the Holdback Amount.

(c) The parties hereto shall execute such additional escrow instructions regarding this **Section 2.2**, not inconsistent with this Agreement as determined by counsel for Purchaser and Seller, as Escrow Agent shall deem reasonably necessary for its protection, if any (as may be modified by and mutually acceptable to Purchaser, Seller and Escrow Agent). In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern. This **Section 2.2** shall survive the Closing.

ARTICLE III

DEPOSIT AND OPENING OF ESCROW

3.1 **Deposit**. Within three (3) business days following the Effective Date and as a condition precedent to this Agreement becoming a binding agreement between the parties, Purchaser will deposit Eleven Million Five Hundred Thousand Dollars ($11,500,000) (the "**Deposit**") with First American Title Insurance Company, having an office at 101 Mission Street, Suite 600, San Francisco, California, Attn: Heather Kucala (hkucala@firstam.com) ("**Escrow Agent**") by wire transfer of immediately available federal funds and will provide Escrow Agent with a fully completed form W-9 which provides Purchaser's tax identification number. If Purchaser fails to deposit the Deposit within the time period provided for above, Seller may at any time prior to Escrow Agent's receipt of the Deposit, terminate this Agreement, in which case this Agreement shall be null and void ab initio, and in such event Escrow Agent will immediately deliver to Seller all copies of this Agreement in its possession, and thereafter neither party shall have any further rights or obligations to the other hereunder, except as otherwise set forth in this Agreement.

3.2 **Interest Bearing**. The Deposit shall be held in a federally insured, interest-bearing escrow account by Escrow Agent. All interest and income on the Deposit will be remitted to Purchaser or applied to the Purchase Price at Closing.

3.3 **Application**. If Closing occurs, the Deposit will be credited against the Purchase Price at Closing. If the Closing does not occur in accordance with the terms hereof, the Deposit shall be delivered to the party entitled to the Deposit, as provided in this Agreement. In all events, the Deposit shall be held in escrow by Escrow Agent, in trust in accordance with the provisions of **Article XIV**.

3.4 **Independent Consideration**. Contemporaneously with the execution and delivery of this Agreement, Purchaser has paid to Seller as further consideration for this Agreement, in cash, the sum of Five Hundred Dollars ($500.00) (the "**Independent Consideration**"), in addition to the Deposit and the Purchase Price. The Independent Consideration is independent of any other consideration provided hereunder, shall be fully earned by Seller upon the Effective Date hereof, and is not refundable under any circumstances.

3.5 **Loan Assumption**.

3.5.1 **Application for Loan Assumption**. Promptly after the Effective Date (the "**Application Deadline**"), Purchaser shall apply to the lender (the "**Lender**") holding the loan against the Property (the "**Loan**") and request Lender's written consent to Purchaser's assumption of the Loan, to include Lenders written statement of the following: (a) the current balance of the Loan, accrued but unpaid interest, any escrow or other accounts for the payment of insurance premiums and real estate taxes or replacement or construction reserve accounts deposited or held by Lender, (b) the maturity date of the Loan, Lender's full and complete ownership of the Loan Documents (as defined herein), the date on which the Note may begin to be prepaid, and the terms of the prepayment of the Note, (c) to the best of Lender's knowledge, (i) no defaults exist under the Loan Documents and (ii) no events have occurred that, with notice

or the passage of time, or both, would result in a default under the Loan Documents, and (d) confirmation of the accuracy and completeness of the Loan Documents (the "**Loan Assumption**"). Purchaser and Seller agree to use commercially reasonable efforts to cooperate with each other in connection with the Lender's application process and each party shall submit to Lender any information reasonably requested by Lender to complete and approve said application. Purchaser and Seller shall reasonably cooperate thereafter to cause Lender to consent to the Loan Assumption in accordance with the terms and conditions set forth in the Loan Documents and this **Section 3.5.1** as soon as is reasonably practicable. Purchaser shall promptly deliver to Lender financial and other information about Purchaser that is reasonably required by Lender and any other documentation required by Lender to accomplish the assumption of the Loan Documents on terms and conditions reasonably acceptable to Purchaser. The parties shall reasonably cooperate to cause the closing of the Loan Assumption (if Purchaser is approved by Lender) to occur concurrently with the Closing, including, by making any required deliveries through Escrow and causing Escrow Agent to duly record any documents to be recorded in connection with the Loan Assumption.

3.5.2 **Certain Condition Precedent Regarding Loan Assumption**. If Purchaser elects to assume the Loan, then it shall be a condition to Seller's obligation to close the purchase and sale of the Property that the Lender shall have approved, in writing, the following (collectively, the "**Assumption Condition**"): the full release of Seller and Seller Guarantor from liability first arising with respect to the Loan on or after the Closing Date. If the Assumption Condition has not been satisfied by the Closing Date, then subject to the immediately following sentence, the Closing Date shall be automatically extended until the earlier of (i) the fifth (5th) business day after such approval is obtained, or (ii) the Outside Closing Date (as defined in **Section 5.1** below). If by the Outside Closing Date the Lender has not approved the Assumption Condition (and Seller has not otherwise waived in writing the requirement that Seller and Seller's Guarantor be so released as provided above), then from and thereafter Seller, unless Purchaser agrees to pay off the Loan in full at Closing (so long as Seller is not in material default of this Agreement beyond all applicable notice and cure periods, if any), may terminate this Agreement by delivery of written notice to Purchaser and Escrow Agent. In the event this Agreement is terminated in accordance with the foregoing and the failure of the Lender to approve the Assumption Condition is not the result of a default by Purchaser hereunder including, without limitation, **Section 3.5.3**, then the Deposit shall be returned to Purchaser and the parties shall have no further rights or obligations hereunder except for those obligations which expressly survive the termination of this Agreement. So long as each of Seller and Purchaser shall have satisfied its obligations under this **Section 3.5**, the failure of Lender to release Seller and/or Seller's Guarantor shall not constitute a default by Seller.

3.5.3 **Replacement Guarantor**. Seller has informed Purchaser that Teachers REA LLC ("**Seller Guarantor**") has provided certain non-recourse carve-out guaranties and/or environmental indemnities to the Lender with respect to the Loan and that Lender will require Purchaser to provide one or more financially responsible persons to provide similar guaranties and/or indemnities (a "**Replacement Guarantor**"). Purchaser shall have the right but not the obligation to offer one or more Replacement Guarantors for Lender's consideration. Seller shall be solely responsible for obtaining (at no cost or expense to Purchaser) the release from and after the Closing Date, as part of the assumption of the obligations of the borrower, of any recourse

obligations under the Loan Documents of any persons other than Seller excluding customary non-recourse carve-out guaranties and/or environmental indemnities (i.e. if the Loan is essentially a recourse obligation, Seller Guarantor shall remain liable).

3.5.4 **Reserves**. If applicable, concurrent with the Closing of the Loan Assumption and provided the Lender shall agree, all reserve accounts maintained by Lender on behalf of Seller in connection with the Loan, if any, shall be assigned by Seller to Purchaser at the Closing and Seller shall receive a credit at Closing equal to the amounts so assigned. If the Lender shall not so agree to the assignment and assumption of existing reserves at Closing as aforesaid, such reserves shall not be assigned to or assumed by Purchaser, Seller shall not receive a credit therefor at Closing, and Seller shall be responsible for ensuring that the reserves are returned to Seller by Lender. Purchaser shall upon Seller's request, reasonably cooperate with Seller's efforts to recover such Seller reserves from Lender. Purchaser expressly acknowledges and agrees that Lender may have waived certain reserve requirements under the Loan documents yet may require Purchaser to both fund and maintain the reserves from and after the Closing.

3.5.5 **Closing of Loan Assumption.** If applicable, upon Lender's approval of Purchaser's assumption of the Loan and release of Seller and Seller's Guarantor (on terms reasonably acceptable to Seller and acceptable to Purchaser in its sole and absolute discretion), Seller and Purchaser agree to execute (and cause Seller Guarantor and Replacement Guarantor, as the case may be, to execute) such documentation as may be reasonably required by Lender pursuant to and in accordance with the terms of the Loan documents and are otherwise reasonably acceptable in form and substance to Seller and Purchaser. In addition, Seller and Purchaser agree to take all other steps reasonably necessary to promptly close the Loan Assumption on the Closing Date (as the same may be extended). Without limiting Purchaser's obligations under **Section 3.5.1**, above, but subject to **Section 11.13** hereof, all fees, costs and expenses of assuming the Loan (excluding only Seller's legal fees and costs) shall be at Purchaser's sole cost and expense, and Purchaser shall pay all legal fees and other costs and expenses of Lender and Lender's counsel, including, without limitation, all title update and Lender endorsement charges, recording fees, processing fees, and assumption fees charged by the Lender or any servicer in accordance with the terms of the Loan documents in connection with the assumption thereof, regardless of whether or not the transaction contemplated herein is consummated except to the extent this Agreement is terminated due to Seller's default hereof, in which case Seller shall be liable for any and all costs payable to Lender.

3.5.6 **Loan Balance True-Up**. Purchaser and Seller acknowledge and agree that the Loan Assumption documents to be executed and delivered pursuant to the terms and conditions hereof will likely include a recitation of the outstanding balance of the Loan as of the Closing Date. If such recitation is not in the form of an unqualified (i.e., not subject to a knowledge qualifier) representation and warranty from Lender and it is later determined that the statement does not accurately reflect the actual outstanding balance of the Loan as of the Closing Date, then the parties agree that the cash portion of the Purchase Price paid at Closing will be appropriately adjusted such that the total amount paid by Purchaser for the Property (i.e., the cash portion of the Purchase Price plus the amounts assumed under the Loan) will not exceed the Purchase Price and, in connection therewith, whichever party owes amounts as a result thereof

will promptly pay such amount to the other party. The parties' obligations hereunder shall survive the Closing and the delivery of the Deed for a period of six (6) months.

3.5.7 **Loan Documents**. Following the execution of this Agreement, Seller shall not amend, modify or supplement the Loan Documents (as defined herein) in any manner without the prior written consent of Purchaser (to be granted or withheld in Purchaser's sole and absolute discretion). Prior to Closing, Seller shall timely perform all covenants, obligations and responsibilities to be performed by Seller under the Loan Documents.

3.5.8 **Prepayment**. Notwithstanding anything to the contrary set forth in this **Section 3.5**, if (a) Lender does not agree that Purchaser may assume the Loan, or (b) Purchaser determines in its sole discretion to prepay the Loan, then, Purchaser, at Purchaser's sole cost and expense, shall prior to Closing prepay the Loan to the extent permitted in the Loan Documents rather than assume the Loan as more fully set forth in **Section 11.13** hereof. If Purchaser is to pay off the Loan in full at Closing ("**Prepayment**"), Purchaser and Seller shall reasonably cooperate to consummate the Prepayment as soon as is reasonably practicable. Seller shall engage the services of a prepayment consultant to facilitate the Prepayment at Purchaser's request. Seller shall negotiate in good faith all documents, agreements, opinions or instruments necessary to cause the consummation of the Prepayment, which shall be executed and delivered by Seller on or before the Closing. Notwithstanding anything in this Agreement to the contrary, in the event of a Prepayment, Purchaser shall pay any and all prepayment fees and costs related to the Prepayment.

ARTICLE IV

CONDITIONS TO CLOSING; DELIVERIES

4.1 **Conditions to Purchaser's Obligation to Purchase**. Purchaser's obligation to purchase the Property is expressly conditioned upon each of the following (collectively, "**Purchaser's Conditions**"):

(a) **Performance by Seller**. Seller's performance in all material respects of the obligations, covenants and deliveries required of Seller under this Agreement.

(b) **Representations and Warranties of Seller**. All of the representations and warranties of Seller set forth in this Agreement shall be true and correct as of the Closing Date.

(c) **Seller's Deliveries to Escrow**. Seller's delivery to Escrow Agent at least one (1) business day prior to Closing of the following, all documents to be executed originals and, if applicable, witnessed and properly acknowledged:

(i) One (1) original of the deed in the form attached hereto as **Exhibit D**, subject only to the following matters (the "**Deed**"):

(1) Non-delinquent real property taxes, water and sewer charges and all assessments (governmental and private) and unpaid

installments thereof which are not yet due and payable, subject to the provisions of **Section 11.3** below;

(2) Any matter (including any lien, encumbrance or easement) voluntarily imposed or consented to in writing by Purchaser prior to or as of the Closing;

(3) Laws and governmental regulations, including all building codes, zoning regulations and ordinances, that affect the use, operation and maintenance of the Property;

(4) Such state of facts as may be shown on an accurate and current survey or by inspection of the Property;

(5) Variations between locations of fences, retaining walls, guy poles, hedges, treelines and shrubs;

(6) Rights of tenants, as tenants only, of the Land and Improvements under the terms and conditions of all Leases with Purchaser hereby acknowledging that Purchaser has examined such Leases;

(7) Any liens or encumbrances created by the acts or omissions of Purchaser, including, without limitation, any liens created arising from or out of any alterations, work performed, materials furnished or obligations incurred by Tenant as tenant under the Specified Lease; and

(8) The Permitted Exceptions (as defined below).

(ii) Two (2) originals of the assignment and assumption agreement in the form attached as **Exhibit E** (the "**Assignment and Assumption Agreement**");

(iii) One (1) original of each of (A) the certification in the form attached hereto as **Exhibit F** that Seller is not a "foreign person" and (B) its California state law equivalent (collectively, the "**Certification**");

(iv) One (1) original bill of sale in the form attached hereto as **Exhibit G** (the "**Bill of Sale**");

(v) One (1) original Closing Statement (defined below) in form and content satisfactory to Seller and Purchaser signed by Seller;

(vi) With respect to an assignment and assumption by Purchaser of the Loan, if applicable, such documents, instruments and certificates required by the Lender pursuant to the Loan documents (the "**Assumption Documents**") to be delivered by Seller.

(vii) Original tenant estoppel certificates executed by tenants under existing Leases occupying at least (a) eighty percent (80%) of the rentable area of the

lesser of (i) the total rentable area in the Improvements being leased to third parties as of the date of this Agreement or (ii) the total rentable area in the Improvements being leased to third parties as of the Closing Date and (b) each tenant leasing twenty thousand (20,000) or more square feet of rentable area in the Improvements (the "**Required Tenant Estoppel Certificates**"); provided, however, notwithstanding the foregoing to the contrary, Seller shall not be required to obtain an estoppel certificate from Tenant under the Specified Lease and, notwithstanding the fact that an estoppel certificate shall not be obtained by Tenant, the rentable area leased by Tenant under the Specified Lease shall count towards the eighty percent (80%) threshold requirement for Required Tenant Estoppel Certificates. By way of example, if there is a total of 800,000 square feet of rentable area in the Improvements being leased by third parties and Tenant leases 400,000 square feet of rentable area under the Specified Lease, then Seller shall only be required to obtain an estoppel certificate from tenants occupying 240,000 square feet of rentable area (*i.e.*, which, when added to the rentable area leased by Tenant under the Specified Lease, shall total 640,000 square feet of rentable area or 80% of the rentable area in the Improvements then being leased by third parties) in order to meet the Require Tenant Estoppel Certificate threshold. Each Required Tenant Estoppel Certificate (1) will be on the form attached to the applicable Lease, if any, or if there is no form attached to the Lease, then will be substantially in the form attached hereto as **Exhibit I** (provided, however, if any Lease limits the provisions to be included in any estoppel certificate, the form shall be modified accordingly); and (2) will not have been modified in any substantive, adverse manner. The addition of a knowledge qualification to an estoppel certificate will not cause such tenant estoppel certificate to fail to satisfy the requirements for an acceptable Required Tenant Estoppel Certificate. Seller, at its sole option; may elect to satisfy part of the requirements under this **Section 4.1(c)(vii)** by delivery of a Seller estoppel certificate in the form attached hereto as **Exhibit N** (a "**Seller Estoppel Certificate**") for any tenant leasing space of less than twenty thousand (20,000) or more square feet of rentable area in the Improvements, only so long as such Seller Estoppel Certificate is accepted by Purchaser's lender or the lender under any loan being assumed by Purchaser from Seller at Closing in lieu of a Required Tenant Estoppel Certificate. Any Seller Estoppel Certificate delivered by Seller to Purchaser shall not be subject to all terms and conditions of **Sections 15.16** and **15.23** of this Agreement. If Seller or Purchaser subsequently obtains a Required Tenant Estoppel Certificate meeting the requirements of this **Section 4.1(c)(vii)** hereof, from a tenant for which Seller has delivered a Seller Estoppel Certificate, the delivered Seller Estoppel Certificate will be null and void, and Purchaser will accept the Required Tenant Estoppel Certificate in its place. In the event Seller fails, for any reason, to deliver to the Purchaser the required number of Required Tenant Estoppel Certificates in accordance with the provisions of this **Section 4.1(c)(vii)** prior to the Closing, then Seller will not be deemed in default hereunder, and Purchaser's sole and exclusive remedy in such event will be to terminate this Agreement, whereupon the Title Company will return the Deposit to Purchaser, and both parties will be relieved of any further obligations hereunder, except for the obligations hereunder which expressly survive Closing or other termination of this Agreement.

(viii) One (1) original tenant notice letter in the form attached hereto as

Exhibit L executed by Seller to be mailed out by Purchaser upon Closing (the "**Notice Letter**");

(ix) Such additional assignments, instruments and documents appropriate to be executed and delivered by Seller as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement, including without limitation, reasonable or customary title affidavits, mechanic's lien indemnities, and any gap indemnity provided the same are commercially reasonable and do not require disclosure of proprietary information; and

(x) Such proof of Seller's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company or Purchaser.

The term "**Closing Documents**" shall mean the Deed, the Assignment and Assumption Agreement, the Certification, the Bill of Sale, the Closing Statement, the Notice Letter, the Seller Estoppel Certificates and any other documents signed at the Closing for the sale of the Property.

(d) **Title Insurance**. Title Company (as defined below) shall be prepared and irrevocably committed to issue to Purchaser an American Land Title Association extended coverage owner's policy of title insurance (the "**Title Policy**"), with liability in the amount of the Purchase Price, insuring that fee title vests in the Purchaser subject only to the Permitted Exceptions.

(e) **No Default**. Seller shall not be in material default beyond all applicable cure periods with respect to the performance of any of Seller's obligations as landlord under the Specified Lease or under any agreements relating to the Property to which Seller is a party and which will be binding on the Property after Closing.

4.2 **Failure of Purchaser's Condition**. Subject and without limitation to Purchaser's rights hereunder, including, without limitation, **Section 12.2** below, if any of Purchaser's Conditions have not been fulfilled within the applicable time periods, Purchaser may:

(a) Waive the Purchaser's Condition and close Escrow (as defined below) in accordance with this Agreement; or

(b) Terminate this Agreement by delivering written notice to Seller and to Escrow Agent, in which event Escrow Agent shall return the Deposit to Purchaser.

4.3 **Conditions to Seller's Obligation to Sell**. Seller's obligation to sell is expressly conditioned upon each of the following (collectively, "**Seller's Conditions**"):

(a) **Performance by Purchaser**. Purchaser's performance in all material respects of the obligations, covenants, and deliveries required of Purchaser under this

Agreement.

(b) **Representations and Warranties of Purchaser**. All of the representations and warranties of Purchaser set forth in this Agreement shall be true and correct as of the Closing Date.

(c) **Receipt of Purchase Price**. On or before the Closing, Purchaser shall have delivered the Purchase Price to Escrow Agent.

(d) **Loan Assumption or Prepayment**. If there is a Loan, then (i) Lender shall have agreed to (a) the assumption of the Loan by Purchaser, (b) the full release of Seller and the Seller Guarantor from all future liability with respect to the Loan, and (c) the return of Seller of all reserve accounts maintained by Lender on behalf of Seller in connection with the Loan (provided, however, that if Lender refuses to return to Seller sums held in such reserve accounts in connection with the Loan Assumption, the condition set forth in this subclause (c) shall nonetheless be deemed satisfied so long as Seller receives a credit at Closing equal to the reserve amounts assigned to Purchaser), and the Loan Assumption shall thereafter be completed by the Closing Date (as the same may be extended pursuant to the terms of this Agreement), or (ii) the Loan shall be paid off in full at Closing.

(e) **Purchaser's Deliveries**. Purchaser's delivery to Escrow Agent at least one (1) business day prior to Closing of the following, all documents to be executed originals and, if applicable, witnessed and properly acknowledged:

(i) Two (2) originals of the Assignment and Assumption Agreement;

(ii) One (1) original of the Closing Statement (signed by Purchaser);

(iii) One (1) original Notice Letter;

(iv) A transfer tax affidavit ("**Transfer Tax Affidavit**") duly executed by Purchaser sufficient to allow the recording of the Deed without transfer tax information stated thereon;

(v) Such proof of Purchaser's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Purchaser act for and bind Purchaser as may be reasonably required by Title Company;

(vi) With respect to the assignment to and assumption by Purchaser of a Loan, if applicable, such Assumption Documents reasonably required by Lender to be delivered by Purchaser; and

(vii) Such additional documents and instruments appropriate to be executed and delivered by Purchaser as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement, provided the same are commercially reasonable and do not require disclosure

of proprietary information.

4.4 **No Financing Contingency**. It is expressly understood and acknowledged by Purchaser that this Agreement and Purchaser's obligations hereunder are not contingent or conditioned upon obtaining an assumption of the Loan or a commitment for or closing any financing and the failure of Purchaser to obtain an assumption of the Loan or to close any financing for any reason whatsoever, shall not be a failure of condition to Purchaser's performance hereunder. In addition, Seller will have no obligation to or privity with any lender to Purchaser.

4.5 **Deliveries Outside of Escrow**. Seller shall deliver possession of the Property to Purchaser upon the Closing, subject to the rights of the tenants (as tenants only without any options or rights of first refusal to purchase or other preferential rights to purchase) under Tenant Leases. Further, to the extent in Seller's possession or control Seller hereby covenants and agrees, at its sole cost and expense, to deliver or cause to be delivered to deliver to Purchaser outside of Escrow, on or prior to the Closing, the following items:

(a) An original, fully executed counterpart of each of the Leases and any amendments, modifications, supplements and restatements thereto;

(b) An original, fully executed counterpart of each of the Service Agreements being assumed by Purchaser, and any amendments, modifications, supplements and restatements thereto;

(c) The original of each document evidencing the Intangible Property or rights to ownership and use thereof;

(d) To the extent not previously delivered, originals of all of the Property Documents;

(e) The Fixtures and Personal Property, including, without limitation, all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements; and

(f) Keys, combinations or card keys to all locks and security systems, and such other documents and instruments, as may be reasonably required by Purchaser or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transactions contemplated herein.

ARTICLE V

THE CLOSING

5.1 **Date and Manner of Closing**. The closing of the transaction contemplated by this Agreement (the "**Closing**") will occur through an escrow with Escrow Agent, no later than 1:00 P.M. Pacific Time on February 2, 2015 (the "**Closing Date**") or such earlier or later date as is agreed by the parties (including pursuant to an Extension Notice as

provided below). Notwithstanding the foregoing, if Purchaser is assuming the Loan at Closing and if Purchaser has not met all of the Lender's conditions precedent for assuming the Loan as of the Closing Date, then either Purchaser shall have the right to extend the Closing Date for a period of up to ninety (90) days by notifying the other party ("**Extension Notice**") at least five (5) business days prior to the Closing Date that Purchaser requires an extension of the Closing Date ("**Outside Closing Date** ").

5.2 **Closing**. On or before the day prior to the Closing Date, Purchaser and Seller shall approve and execute a Closing Statement generated by Escrow Agent. Subject to satisfaction of the conditions to Closing set forth in **Article IV** hereof, on the Closing Date, Escrow Agent will (i) not later than 1:00 P.M. Pacific Time deliver the Purchase Price to Seller in the form of a wire transfer of immediately available funds, and (ii) release for recordation the Deed and such other documents as may be recorded.

5.3 **Delay in Closing; Authority to Close**. If Closing does not occur on or before the Closing Date or the Outside Closing Date, then unless on or before the Closing Date or Outside Closing Date, as applicable, Escrow Agent receives a written notice from both Purchaser and Seller to the contrary, Escrow Agent will deliver all monies and documents in accordance with the provisions of this Agreement.

5.4 **Actions by Escrow Agent**. Provided that Escrow Agent shall not have received written notice from Purchaser or Seller of the failure of any condition to the Closing or of the termination of the Escrow and this Agreement, when Purchaser and Seller have deposited into Escrow the documents and funds required by this Agreement, and Title Company is unconditionally and irrevocably committed to issue the Title Policy concurrently with the Closing, Escrow Agent shall, in the order and manner herein below indicated take the following actions:

(a) Following the Title Company's acknowledgement that it is prepared and irrevocably committed to issue the Title Policy to Purchaser, and cause the Deed (without the transfer tax information stated thereon and concurrently filing the Transfer Tax Affidavit) and any other documents which the parties hereto may mutually direct to be recorded in the Official Records of San Francisco County, California and obtain conformed copies thereof for distribution to Purchaser and Seller, then the Title Company shall disburse all funds deposited with it by Purchaser as follows:

(i) Pursuant to the Closing Statement, retain for Escrow Agent's own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Title Policy, and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs (as defined below);

(ii) Disburse to Seller an amount equal to the Purchase Price, less or plus the net debit or credit to Seller by reason of the prorations and adjustments and allocation of Closing Costs provided for in this Agreement. Seller's portion of the Closing Costs shall be paid pursuant to clause (i) above; and

(iii) Disburse to Purchaser any remaining funds in the possession of Escrow Agent after payments pursuant to clauses (i) and (ii) above have been completed.

(b) Cause Title Company to issue the Title Policy to Purchaser.

(c) Deliver to Purchaser and Seller originals or copies of all documents deposited into Escrow.

ARTICLE VI

DUE DILIGENCE PERIOD

6.1 **Review and Approval of Documents and Materials**. Prior to the Effective Date, Seller, at its cost and expense, will make all written agreements, contracts, documents, information, reports, books, records and other materials pertinent to the ownership, operation, occupancy, use or management of the Property which (i) are located at the Property or are in any property manager's office or otherwise in Seller's possession or control and (ii) are non-proprietary and not privileged, available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense (the "**Property Documents**"). The Property Documents shall include:

(a) Copies of the Leases and all amendments;

(b) Copies of the Service Agreements;

(c) Income and expense information for the current and prior calendar years pertaining to the operation of the Property;

(d) A current rent roll for the Property; and

(e) A copy of any title information and survey, if any, in Seller's possession.

Notwithstanding anything to the contrary contained herein, the Property Documents shall expressly exclude (i) any reports, presentations, summaries and the like prepared for any of Seller's boards, committees, partners or investors in connection with its consideration of the acquisition of the Property, construction of the Improvements or sale of the Property and (ii) Seller's internal memoranda and attorney-client privileged materials.

6.2 **Reliability of Information**. The Property Documents and other information provided by Seller and/or its agents to Purchaser under the terms of this Agreement are for informational purposes only. Subject to Seller's Representations (hereinafter defined), Purchaser (a) is not in any way entitled to rely upon the accuracy of the information within the Property Documents and other information provided by Seller and/or its agents and (b) Purchaser will rely exclusively on its own inspections and consultants with respect to all matters Purchaser deems relevant to its decision to acquire the Property. The provisions of this **Section 6.2** shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

6.3 **Due Diligence Period**. Purchaser has been given the opportunity, prior to the Effective Date (the "**Due Diligence Period**"), to review the Property Documents and other materials pertaining to the Property and to conduct such studies, tests and inspections as it deems appropriate to analyze the feasibility of the acquisition and ownership of the Property and to determine, in Purchaser's sole and absolute discretion, that the Property is suitable for acquisition by Purchaser.

6.4 **Waiver of Due Diligence Period**. On the Effective Date, Purchaser will be deemed to have approved the acquisition of the Property and to have waived any right to terminate this Agreement pursuant to this Article VI, and Purchaser will have no further right to terminate this Agreement except as may be otherwise specifically provided for in this Agreement.

ARTICLE VII

INSPECTIONS

Purchaser has executed and delivered a separate Site Access and Indemnification Agreement to Seller dated August 24, 2014 (the "**Site Access and Indemnification Agreement**"). The terms of such Site Access and Indemnification Agreement are hereby extended until the Closing or other termination of this Agreement and Seller may not terminate the Site Access and Indemnification Agreement prior to the Closing or earlier termination of this Agreement.

ARTICLE VIII

TITLE AND SURVEY

8.1 **Title Documents**. Prior to the Effective Date, Purchaser has obtained a commitment for title insurance ("**Title Commitment**") for the Property from First American Title Insurance Company (the "**Title Company**").

8.2 **Survey**. Prior to the Effective Date, Purchaser has obtained a recertification of survey or new survey for the Property.

8.3 **Title Objections**. Prior to the Effective Date, Purchaser has examined. title to the Property and the survey, and, Purchaser will be deemed to have approved the title to the Property and the survey and to have waived any right to terminate this Agreement pursuant to this Article VIII except as otherwise expressly set forth in **Section 8.4** below. Purchaser acknowledges that those exceptions listed on **Exhibit O** and any exceptions created by Tenant or with the express written consent of Tenant (which such consent shall have expressly referenced this **Section 8.3** of this Agreement to be binding upon Purchaser) have been previously disclosed to Tenant and that Purchaser has waived any objections to such exceptions. The exceptions listed on **Exhibit P** hereto, and any and all matters of record, except those matters Seller has removed or agreed to remove in writing, will constitute "**Permitted Exceptions**". On or before the Closing, Seller shall remove any exceptions which Seller agrees in writing to remove.

8.4 **Title Updates**. If any supplemental title report or update issued subsequent to the date of the Title Commitment contains exceptions ("**New Exceptions**") other than those in the Title Commitment, Purchaser will be entitled to deliver a written notice to Seller (a "**New Exception Objection Notice**") objecting to any New Exceptions to title on or before the date that is five (5) business days following Purchaser's receipt of such supplement or update and any applicable underlying documents. If Purchaser fails to deliver to Seller a New Exception Objection Notice on or before such date, Purchaser will be deemed to have waived any objection to the New Exceptions, and the New Exceptions will be included as Permitted Exceptions. If Purchaser timely delivers a New Exception Objection Notice objecting to any New Exceptions, then Seller may elect, but is under no obligation to, by delivering written notice to Purchaser within three (3) business days after receipt of a New Exception Objection Notice, to remove or agree to remove some or all of the objectionable New Exceptions. Seller's failure to elect to remove or agree to remove the objectionable New Exceptions within such three (3) business day period shall be deemed Seller's refusal to remove or agree to remove the objectionable New Exceptions. If Seller does not remove or agree to remove the objectionable New Exceptions, then within three (3) business days after Seller's refusal (or deemed refusal) to remove or agree to remove the objectionable New Exceptions, Purchaser may terminate this Agreement by delivering written notice to Seller and Escrow Agent, in which case, Escrow Agent shall promptly return the Deposit to Purchaser and the parties shall have no further rights or obligations under this Agreement except for those obligations which expressly survive the termination of this Agreement. If Purchaser fails to terminate this Agreement in accordance with the terms of this **Section 8.4**, then the New Exceptions will become Permitted Exceptions subject to **Section 8.5** below. The Closing shall be extended as necessary to allow the parties to make the elections set forth in above in regards to any New Exception Objection Notice timely delivered in accordance with this **Section 8.4**.

8.5 **Obligatory Removal Exceptions**. Notwithstanding the foregoing, Seller shall take all action necessary to remove from title to the Property (or in the alternative, Seller shall obtain for Purchaser title insurance insuring over such exceptions or matters, such insurance to be in form and substance satisfactory to Purchaser in its sole discretion) the following matters on or before the Closing: (a) all exceptions to title and survey matters created by Seller on or after the Effective Date without the prior written consent of Purchaser (which consent may be withheld in Purchaser's sole and absolute discretion); (b) any and all liens and encumbrances affecting the Property which secure an obligation to pay money (other than (i) installments of real estate taxes or assessments not delinquent as of the Closing, including any accrued escape taxes), and (ii) any and all costs relating to either (1) the assumption of any loan on the Property, or (2) the payoff of any loan on the Property, except that in the event Purchaser assumes a loan on the Property, then Purchaser will be responsible for all Loan Assumption Costs to the extent set forth in **Section 11.13** hereof; and (c) all taxes and assessments due and payable for any period prior to the Closing.

8.6 **Encumbrances**. The existence of mortgages or liens not permitted hereby shall not be objections to title provided that properly executed instruments in recordable form necessary to satisfy the same are delivered to the Title Company at the Closing together with recording and/or filing fees (or an appropriate credit against the Purchase Price given for such

fees), and Purchaser and Seller agree that such mortgages or liens may be paid out of the cash consideration to be paid by Purchaser and credited against Seller's proceeds.

8.7 **Notice of Commencement**. Neither notices of commencement of work to be performed by contractors or subcontractors engaged by tenants or subtenants nor any liens filed with respect to any work performed by or on behalf of any tenant or subtenant will constitute objections to title.

8.8 **Seller's Failure to Remove**. Seller's failure on or before Closing to remove any objectionable New Exception that Seller agreed in writing in accordance with the terms of this Article to remove, shall be deemed a material default of Seller hereunder.

ARTICLE IX

RISK OF LOSS

9.1 **Casualty**. If the Property is damaged or destroyed by fire or other casualty prior to the Closing then promptly after Seller becomes aware of the damage or destruction Seller will notify Purchaser thereof (the "**Damage Notice**"). If the cost of repair is less than $5,000,000, and repairs will, in Purchaser's reasonable estimation, take less than six (6) months to effectuate, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction; provided, however, that such fire or other casualty has been insured and Seller will pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from such casualty damage and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned. If the cost of repair is equal to or greater than $5,000,000, if the fire or other casualty is uninsured, or if repair will, in Purchaser's reasonable estimation, take six (6) months or longer to effectuate, Seller or Purchaser may elect to terminate this Agreement by delivering written notice to the other within ten (10) days after the date of the Damage Notice (and Closing will be extended as needed to provide for such 10-day period), in which event the Deposit will be refunded to Purchaser and the parties shall have no further obligations under this Agreement except for those obligations which expressly survive the termination of this Agreement. If Purchaser fails to terminate this Agreement within the 10-day period, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction and Seller will pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from the casualty and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned. Notwithstanding anything herein to the contrary, if the fire or other casualty occurs due to the acts or omissions of Purchaser or Purchaser's employees, subtenants, assignees or agents, then Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction, and Seller will pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from the casualty and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned. If Purchaser does not elect to terminate this Agreement by reason of any casualty, Purchaser shall have the right to participate in any adjustment of the insurance claim and Seller shall not compromise, settle or adjust any such claim without

Purchaser's prior written consent (which consent may be withheld in Purchaser's sole and absolute discretion).

9.2 **Condemnation**. If, prior to the Closing, a condemnation or eminent domain proceeding ("**Taking**") is commenced against the Property (or is the subject of a pending or contemplated taking which has not been consummated), Seller will give Purchaser notice within ten (10) days after Seller receives notice of such fact.

(a) If the Taking is a Material Taking (as defined below), Purchaser may, by written notice to Seller ("**Taking Notice**") elect to terminate this Agreement, which Taking Notice shall be sent no later than thirty (30) days after receipt of Seller's notice (and Closing will be extended as needed to provide for such 30-day period). If Purchaser terminates this Agreement, then the Deposit will be refunded to Purchaser and the parties shall have no further obligations under this Agreement except for those obligations which expressly survive the termination of this Agreement. For purposes of this Agreement, a "**Material Taking**" shall be a Taking which: (i) causes a material reduction in size of the Property or materially interferes with the planned use and operation of the Property; (ii) materially affects ingress and egress to or from the Land or Improvements; or (iii) results in a loss of property having a value equal to or greater than $5,000,000.

(b) If the Taking is not a Material Taking or if it is a Material Taking and Purchaser does not give Seller a Taking Notice in accordance with **Section 9.2(a)** above, Purchaser will complete the transaction contemplated hereby without abatement or reduction in the Purchase Price, and Seller shall pay all awards received by Seller or assign to Purchaser all rights, if any, to receive the award payable as a result of such proceeding. If Purchaser does not elect to terminate this Agreement, Seller shall not compromise, settle or adjust any award without Purchaser's prior written consent (which consent may be withheld in Purchaser's sole and absolute discretion).

ARTICLE X

COVENANTS

10.1 **Operations**. From the Effective Date through the Closing Date, Seller will continue to operate and maintain the Property consistent with its standards of operation and maintenance prevailing immediately prior to the Effective Date and in accordance with all applicable Laws.

10.2 **No Defaults.** Seller shall not materially default with respect to the performance of any obligation relating to this Agreement or the Specified Lease.

10.3 **Exclusive Negotiations.** Seller shall (i) remove the Property from the market, (ii) cease and refrain from any and all negotiations with any other prospective optionees or purchasers of the Property, and (iii) advise Purchaser of any negotiations with current or potential tenants at the Property.

10.4 **Insurance**. Seller will maintain its current insurance in place from the date hereof through the Closing Date or earlier termination of this Agreement.

10.5 **Tenant Defaults**. Except with respect to the Tenant under the Specified Lease, Seller will not institute any proceedings against a tenant without Purchaser's prior approval which approval may be granted or withheld in Purchaser's sole and absolute discretion, except that Seller may institute a proceeding for delinquent rent without Purchaser's consent, provided it is brought within sixty (60) days of the Closing Date and does not seek eviction of tenant. If Purchaser fails to respond within five (5) business days after Purchaser receives written notice of Seller's intent to commence proceedings, then Seller shall provide a second notice (the "**Second Notice**") which provides at the top of such notice in all capital letters as follows: "PURCHASER'S FAILURE TO APPROVE OR DISAPPROVE OF THE REQUEST FOR COMMENCEMENT OF PROCEEDINGS WITHIN TWO (2) BUSINESS DAYS OF YOUR RECEIPT OF THIS NOTICE SHALL BE CONSTRUED AS PURCHASER'S DEEMED APPROVAL OF SUCH REQUEST." If Purchaser fails to respond within two (2) business days of receiving Seller's Second Notice then Purchaser will be deemed to have approved commencement of proceedings. Seller shall provide Purchaser prompt notice of (i) any material monetary default by any tenant of the Property, (ii) delivery of any notice of default to any tenant or (iii) the commencement of any proceeding against any tenant of the Property. Nothing herein shall prevent Seller from instituting proceedings against Tenant in the event there occurs a Material Default (as defined under the Specified Lease) under the Specified Lease.

10.6 **Service Agreements/Leases During Due Diligence Period**. Intentionally Deleted.

10.7 **Services Agreements /Leases After Due Diligence Period**. Commencing on the day following the Effective Date, Seller will not enter into new service agreements or amend existing Service Agreements ("**New Service Agreements**") or enter into new leases or amend existing Leases ("**New Leases**") with respect to the Property, without first obtaining Purchaser's consent to be granted or withheld in Purchaser's sole and absolute discretion. Nothing herein shall limit or reduce any rights Tenant may have under the Specified Lease with respect to Tenant's expansion rights thereunder. As of the Closing Date, except in connection with any New Leases approved by Purchaser pursuant to this **Section 10.7**, there will be no brokerage or other leasing commissions due or payable on an absolute or contingent basis to any person or any tenant improvement allowances or free rent periods due or payable to any tenant in connection with any New Leases entered into after the Effective Date.

10.8 **Purchaser Assumes Costs**. Upon Closing, Purchaser will assume all liability for, and shall thereafter pay, all amounts (including tenant concessions and tenant improvement costs and leasing commissions or fees): (i) due under or in connection with, any New Service Agreement or New Lease expressly approved by Purchaser pursuant to **Section 10.7** hereof; and (ii) that become payable on or after the Closing Date in connection with any existing Lease or Service Agreement (notwithstanding the fact that such amounts may have been ascertainable prior to the Closing Date). Notwithstanding the foregoing, Purchaser will receive a credit for any free rent and tenant improvement allowances under any Leases which are not New Leases expressly approved by Purchaser pursuant to **Section 10.7** hereof. Purchaser shall assume all costs relating to the transfer of any GSA Leases, if any, in accordance with **Exhibit**

M attached hereto and shall receive a credit against the Purchase Price at Closing for all such amounts. Notwithstanding anything to the contrary in this Agreement or the Specified Lease, following the Effective Date Seller shall have no obligation to pay any tenant concessions to Purchaser under the Specified Lease, including, without limitation, any Tenant Improvement Allowance (as defined in the Specified Lease) (collectively the "**Concessions**"), and Purchaser hereby forfeits and waives any and all rights of payment from Seller under the Specified Lease for any Concessions, other than those amounts previously paid by Seller to Purchaser under the Specified Lease on or before the Effective Date. Accordingly, Seller shall not owe, pay or grant a credit to Purchaser (or give Purchaser a credit towards the purchase price as part of Seller's Prorations Expenses) for the Concessions. Notwithstanding the foregoing, if the transaction contemplated by this Agreement fails to close for any reason, then the waiver and agreement set forth in the preceding two sentences shall be of no further force and effect.

10.9 **Financing**. Seller shall reasonably cooperate with Purchaser in Purchaser's efforts to obtain equity and debt financing (including structured financing) in connection with Purchaser's acquisition of the Property (e.g. obtaining subordination, non-disturbance and attornment agreements from tenants).

10.10 **Title**. From and after the Effective Date, Seller shall not (a) directly or indirectly sell, assign or create any right, title or interest whatsoever in or to the Property unless otherwise permitted by this Agreement, (b) take any action, create, commit, permit to exist or suffer any acts which would (i) give rise to a variance from the current legal description of the Land, (ii) cause the creation of any lien, charge or encumbrance other than the Permitted Exceptions, or (c) enter into any agreement to do any of the foregoing without Purchaser's prior written consent (which consent may be withheld in Purchaser's sole and absolute discretion).

10.11 **Other Litigation**. Other than proceedings against tenants which shall be governed by **Section 10.5** above, on and after the Effective Date, Seller shall not allow to be commenced on its behalf any action, suit or proceeding with respect to all or any portion of the Property ("**Other Litigation**") or take any further action in regards to any pending Other Litigation (whether first instituted prior to or on or after the Effective Date), without Purchaser's prior written consent (which consent may be withheld in Purchaser's sole and absolute discretion.

10.12 **Estoppel Certificates**. On or before December 15, 2014, but no earlier than December 1, 2014, Seller shall deliver an estoppels certificate for signature to each tenant of the Property (other than Tenant) in the form attached to the applicable tenant's Lease (if any) or if there is no form attached to the Lease, then in the form attached hereto as **Exhibit I** (provided, however, if any Lease limits the provisions to be included in any estoppels certificate, the form shall be modified accordingly). Seller shall use good faith efforts to collect estoppels certificates from all tenants of the Property (other than Tenant).

ARTICLE XI

CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS

11.1 **Intentionally Omitted**.

11.2 The following costs (the "**Closing Costs**") shall be allocated between the parties as follows:

(a) Seller shall pay all documentary transfer, stamp, sales and other taxes related to the transfer of the Property, one-half (1/2) of Escrow Agent's escrow fees and costs, and all premiums, and costs and fees related to the delivery of a standard coverage CLTA title policy.

(b) Purchaser shall pay one-half (1/2) of Escrow Agent's escrow fees and costs, all recording fees related to Purchaser's acquisition of the Property and the costs and fees related to delivery of an ALTA extended coverage title policy and the endorsements thereto requested by Purchaser.

11.3 **Prorations**. The following are to be apportioned between Purchaser and Seller as of 12:01 a.m. on the Closing Date (provided, however, that in the event that any of the Leases or subleases, if any, covering all or part of the Property provide that the tenants or subtenants thereunder are responsible for direct payment of any of the expenses, such expenses shall not be apportioned as between Seller and Purchaser):

(a) All non-delinquent real estate taxes or assessments on the Property shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Seller by the Closing Date or if supplemental taxes are assessed or due and payable after the Closing for the period prior to the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all real property taxes, including all supplemental taxes, allocable to the period prior to the Closing and Purchaser shall bear all real property taxes, including all supplemental taxes, allocable to the period from and after the Closing;

(b) Rents, revenues and other income as and when collected including base rents, escalations, additional rent and percentage rent ("**Rents**") as further described below;

(c) Water, sewer, gas, electric, vault and fuel charges, if any;

(d) Operating expenses for the Property including sums due or already paid pursuant to any Service Agreements; and

(e) Amounts paid pursuant to all transferable licenses and permits, on the basis of the fiscal year for which levied.

11.4 **Rents**. (a) Purchaser will receive a credit for all prepaid Rents, if any, paid by any tenants. Rents under the Leases will be adjusted and pro rated on an "if as and when collected" basis. If, on the Closing Date, there are any unpaid rents for the month of Closing or past due Rents owing by any tenant for any prior period, Rents collected by Purchaser after the Closing Date from such tenants will be applied first, to amounts due Purchaser for periods following the month in which the Closing occurred, second, to the month of Closing; third, to amounts due Seller for the month prior to Closing; and fourth, to amounts due Seller for periods prior to the month before the Closing occurred. The party receiving such amount shall pay to the

other party the portion to which it is entitled, within ten (10) days of its receipt of same.

(b) Supplementing subsection (a) above, additional or escalation rent based upon: (x) a percentage of sales or (y) tenant's share of real estate taxes, operating expenses, labor costs, costs of living indices or porter's wages (collectively, "**Overage Rent**") shall be adjusted and pro rated on an if, as and when collected basis. The following shall apply to the extent Overage Rent is billed on the basis of Landlord's estimates or an annual budget, which is subject to subsequent reconciliation and readjustment with each such tenant at the end of the applicable year:

(i) At least five (5) business days prior to the Closing Date, Seller shall provide Purchaser with a reconciliation statement for the then current calendar year through the end of the calendar month preceding the Closing Date, with all necessary supporting documentation, as to the Overage Rent paid by the tenants for the then current calendar year and 2014. Such reconciliation statement shall indicate any difference between the Overage Rent paid by the tenants (based on Seller's then current annual budget for real estate taxes and operating expenses) and the amount that should have been paid by the tenants through the Closing Date (based on the actual expenses covering such time period);

(ii) If the Seller has collected more on account of such Overage Rent than such actual amount for such time period (with it being acknowledged that such calculation shall be made only with respect to actually collected Overage Rent sums for such time period, and not any such sums that may be so receivable from tenants), then the amount of such difference shall be credited to Purchaser at the Closing;

(iii) If Seller has collected less from the tenants for Overage Rents than the actual amounts for such time period, then the amount of such under-collected rents shall be paid and delivered to Seller;

(iv) Any Seller proposed prorations relating to Overage Rent shall be subject to Purchaser's review and reasonable approval. Subject to **Section 11.6** hereof, there shall be no reproration of Overage Rent after the Closing.

(c) The provisions of this **Section 11.4** (except for taxes and any supplemental or revised property tax bill relating to the period prior to the Closing Date) shall survive the Closing and the delivery of the Deed for a period of six (6) months from the Closing Date; however, the proration or adjustment of taxes and any supplemental or revised property tax bill relating to the period prior to the Closing Date shall survive the Closing and the delivery of the Deed for a period of two (2) years from the Closing Date.

11.5 **Security Deposits**. All security deposits made by any of the tenants of the Property now held by Seller, as shown on **Exhibit B-1**, or received by Seller prior to Closing, will be turned over or credited to Purchaser at the Closing. If Seller is holding any Security Deposits in the form of letters of credit, Purchaser will not receive a credit for such Security Deposits. Purchaser will indemnify and hold Seller harmless and free from any liability with respect to security deposits turned over or credited to Purchaser and such hold harmless will

include any security deposits in the form of letters of credit which are transferred to Purchaser. Except with respect to any letter of credit deposited by Tenant pursuant to the Specified Lease, Seller shall reasonably cooperate with Purchaser to cause Security Deposits that are in the form of a letter of credit or other instrument to be transferred or re-issued to Purchaser, and, until such transfer or re-issuance, Seller shall, as Purchaser's agent and at its request, draw on any letter of credit in accordance with the applicable Lease and deliver the proceeds to Purchaser. In the event Purchaser makes such a request, and Seller effects a draw on the letter of credit and delivers the applicable proceeds to Purchaser, Purchaser agrees to indemnify, defend, and hold Seller harmless from any claims arising therefrom, including any assertion by a tenant that such draw was wrongful or a breach of the applicable lease, which indemnification shall be inclusive of reasonable attorney's fees. To the extent Seller is holding any letter of credit deposited by Tenant as a Security Deposit pursuant to the Specified Lease, Seller agrees to delivers such letter of credit to Purchaser at Closing. The provisions of this **Section 11.5** shall survive the Closing and the delivery of the Deed.

11.6 **Tenant Concessions**. At Closing, Purchaser shall receive a credit against the Purchase Price (as part of Seller's Proration Expenses) for all free rent, tenant concessions, tenant improvement allowances and leasing and brokerage commissions that are due and payable by the Seller as of the Closing Date under any Leases, excluding New Leases approved by Purchaser pursuant to **Section 10.7** hereof. Notwithstanding anything to the contrary in this Agreement, Purchaser shall not receive any credit against the Purchase Price (as part of Seller's Proration Expenses or otherwise) for any free rent, tenant concessions, capital expenditures, tenant improvement allowance, Concessions and/or any leasing or brokerage commissions relating to the Specified Lease.

11.7 **Preliminary Closing Statement**. At least three (3) business days prior to the Closing, Escrow Agent shall deliver to each of the parties for their review and approval a preliminary closing statement (the "**Preliminary Closing Statement**") based on an income expense statement prepared by Seller, approved by Purchaser, and delivered to Escrow Agent prior to said date, setting forth (i) the proration amounts allocable to each of the parties pursuant to this Agreement and (ii) the Closing Costs allocable to each of the parties pursuant to this Agreement. Based on each of the party's comments, if any, regarding the Preliminary Closing Statement, Escrow Agent shall revise the Preliminary Closing Statement and deliver a final version of a closing statement to each of the parties (the "**Closing Statement**").

11.8 **Final Adjustment After Closing**. If final bills are not available or cannot be issued prior to Closing for any item being prorated under this Article, (including without limitation, any supplemental or revised property tax bill relating to the period prior to the Closing Date), then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after the Closing. Payments in connection with the final adjustment will be due within ten (10) business days of notice. Purchaser and Seller agree to cooperate and to use commercially reasonable efforts to complete such adjustments not more than sixty (60) days after Closing. In addition, if any obvious error in either the calculations or amount of final figures used in a closing adjustment is discovered within sixty (60) days after Closing, Purchaser and Seller agree to correct such error promptly upon notice from the other party and to use commercially reasonable

efforts to complete such adjustment within such sixty (60) day period after Closing. All items to be prorated under this **Section 11.8** (except for taxes and any supplemental or revised property tax bill relating to the period prior to the Closing Date) shall survive the Closing and the delivery of the Deed for a period of six (6) months from the Closing Date; however, the proration or adjustment of taxes and any supplemental or revised property tax bill relating to the period prior to the Closing Date shall survive the Closing and the delivery of the Deed for a period of two (2) years from the Closing Date.

11.9 **Proration Period**. All prorations and/or adjustments provided for in this Agreement will be made on the basis of the actual number of days in such month and a three hundred sixty five (365) days year, unless specifically stated otherwise.

11.10 **Intentionally Omitted**.

11.11 **Insurance Not Prorated**. There will be no proration of insurance premiums under Seller's existing policies of insurance relating to the Property. None of Seller's insurance policies (or any proceeds payable thereunder, except as expressly provided in this Agreement) will be assigned to Purchaser at the Closing, and Purchaser shall be solely obligated to obtain any and all insurance that it deems necessary or desirable.

11.12 **Tax Appeals**. With respect to any property tax appeals or reassessments filed by Seller for tax years prior to the tax year in which the Closing occurs, Seller shall be entitled to the full amount of any refund or rebate resulting therefrom (subject to any requirement under the Leases to pay to the tenants thereunder a share of any such refund or rebate, which Seller shall promptly pay to Purchaser for refunding to such tenants), and with respect to any property tax appeals or reassessments filed by Seller for the tax year in which the Closing occurs, Seller and Purchaser shall share the amount of any rebate or refund resulting therefrom (after first paying to Seller and Purchaser all costs and expenses incurred by Seller and Purchaser in pursuing such appeal or reassessment) in proportion to their respective periods of ownership of the Property for such tax year (subject to any requirement under the Leases to pay to the tenants thereunder a share of any such refund or rebate, which Seller shall promptly pay to Purchaser for refunding to such tenants).

11.13 **Loan Assumption and Prepayment**. Seller and Purchaser acknowledge and agree that if there is a Loan outstanding on the Property, then Purchaser shall have the right, in its sole discretion and at its sole cost and expense, to either (a) attempt to assume such Loan at the Closing, or (b) to pay off such Loan at the Closing. Any and all costs incurred in either assuming or paying off the Loan at the Closing shall be borne and paid for solely by Purchaser; provided, however, that if Purchaser decides to assume the Loan, then Purchaser shall be responsible for the assumption fee, all title update and Lender endorsement charges, recording fees, processing fees, and other fees charged by the Lender or any servicer in accordance with the terms of the Loan Documents in connection with the assumption thereof (the "**Loan Assumption Costs**") up to one and one-half percent (1.50%) of the Loan amount, and Seller shall be responsible for any portion of the Loan Assumption Costs in excess of one and one-half percent (1.50%) of the Loan amount, and if such excess amounts shall be paid by Purchaser to Lender the excess payable by Seller shall be a credit against the Purchase Price. Notwithstanding anything in this Agreement to the contrary, if Purchaser attempts to assume the

Loan but the Lender does not approve the Loan Assumption by Purchaser, then, Purchaser shall pay off such Loan at the Closing, and in such event, any and all costs relating to paying off the Loan at the Closing shall be paid in full by Purchaser, including, without limitation, any prepayment fee incurred for paying off the Loan at the Closing ("**Prepayment Costs**"), and notwithstanding anything in this Agreement to the contrary, it is the intent of Seller and Purchaser that any and all Prepayment Costs shall be a Purchaser Closing Cost.

11.14 **Loan Assumption**. If the Loan Assumption occurs, then the following additional adjustments shall be made to the Purchase Price at Closing:

(a) Purchaser shall receive a credit against the Purchase Price equal to the outstanding principal balance of the Loan as of the Closing;

(b) Purchaser shall receive a credit against the Purchase Price equal to all accrued and unpaid interest due to Lender in connection with the Loan for all months prior to the Closing;

(c) Purchaser shall receive a credit against the Purchase Price for any unpaid default interest, late charges, or other costs, expenses, fees or penalties due to Lender in connection with the Loan resulting from any default by Seller in connection with the Loan occurring prior to the Closing;

(d) Any interest (other than default interest) for the month in which Closing occurs shall be prorated between Purchaser and Seller such that Seller shall bear all interest (other than default interest) for the month in which Closing occurs for the period prior to the Closing and Purchaser shall bear all interest (other than default interest) for the month in which Closing occurs for the period from and after Closing; and

(e) There shall be a credit to Seller of the amount of any cash reserves in connection with the Loan which are assigned to Purchaser in connection with the Loan Assumption.

ARTICLE XII

DEFAULT

12.1 **Default by Purchaser**. IF THE ESCROW AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT FAIL TO CLOSE SOLELY AS A RESULT OF THE DEFAULT OF PURCHASER IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT BEYOND APPLICABLE CURE PERIODS, THEN SELLER WILL BE ENTITLED, AS ITS SOLE REMEDY, TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES FOR THE BREACH OF THIS AGREEMENT. IT IS AGREED BETWEEN SELLER AND PURCHASER THAT THE ACTUAL DAMAGES TO SELLER IN THE EVENT OF SUCH BREACH ARE IMPRACTICAL TO ASCERTAIN, AND THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE THEREOF. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY

WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. NOTWITHSTANDING THE FOREGOING, SELLER SHALL RETAIN ALL ITS RIGHTS PURSUANT TO THIS AGREEMENT FOR, AT LAW, OR IN EQUITY, AND NOTHING CONTAINED IN THIS **SECTION 12.1**, WILL LIMIT THE LIABILITY OF PURCHASER UNDER (I) ANY INDEMNITY PROVIDED BY PURCHASER UNDER THIS AGREEMENT; OR (II) ANY OF THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED TO SELLER PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

Fmi

65 **SELLER'S INITIALS** **PURCHASER'S INITIALS**

12.2 **Default by Seller**. In the event of any default by Seller in the terms of this Agreement, Purchaser's sole and exclusive remedies will be either to: (i) receive a refund of the Deposit in full consideration of any claims Purchaser may have against the Seller (and Seller shall reimburse Purchaser for its actual demonstrable, and reasonable third party, out-of-pocket expenses incurred in connection with this Agreement in an amount not to exceed $250,000 Two Hundred Fifty Thousand Dollars in the aggregate) ("**Purchaser's Costs**"); or (ii) to commence within sixty (60) days of the date the Closing was to have occurred an action in the nature of specific performance and recover attorneys' fees as authorized by **Section 15.25** of this Agreement. If an action in the nature of specific performance is not an available remedy or if Purchaser elects to commence such action and is unsuccessful, then the Deposit will be returned to Purchaser (along with Purchaser's costs as set forth above) and the parties released from their obligations under this Agreement (except those that expressly survive termination of this Agreement). Under no circumstances will Purchaser have available to it an action at law or otherwise for damages, except as expressly set forth in this Agreement. Notwithstanding the foregoing, Purchaser shall retain all its rights pursuant to this Agreement for, at law, or in equity, and nothing contained in this **Section 12.2**, will limit the liability of Seller under (i) any indemnity provided by Seller under this Agreement; (ii) any of the documents and instruments executed and delivered to Purchaser pursuant to the terms and conditions of this Agreement, or (iii) the Specified Lease.

12.3 **Cure**. Neither party shall be in default with respect to any of its obligations hereunder unless and until (i) it receives written notice from the other party specifying such default and (z) it fails to cure such default within five (5) business days after receipt of such notice. To the extent any Section or provision of this Agreement provides for a specific cure period, then such cure period shall be in-lieu of, and not in addition to, the cure period set forth in this **Section 12.3**.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

13.1 **Seller's Representations**. Seller represents and warrants to Purchaser the following (together with all other representations and warranties of Seller set forth in this

WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. NOTWITHSTANDING THE FOREGOING, SELLER SHALL RETAIN ALL ITS RIGHTS PURSUANT TO THIS AGREEMENT FOR, AT LAW, OR IN EQUITY, AND NOTHING CONTAINED IN THIS **SECTION 12.1**, WILL LIMIT THE LIABILITY OF PURCHASER UNDER (I) ANY INDEMNITY PROVIDED BY PURCHASER UNDER THIS AGREEMENT; OR (II) ANY OF THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED TO SELLER PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

______________________	SYEJV
SELLER'S INITIALS	**PURCHASER'S INITIALS**

12.2 **Default by Seller**. In the event of any default by Seller in the terms of this Agreement, Purchaser's sole and exclusive remedies will be either to: (i) receive a refund of the Deposit in full consideration of any claims Purchaser may have against the Seller (and Seller shall reimburse Purchaser for its actual demonstrable, and reasonable third party, out-of-pocket expenses incurred in connection with this Agreement in an amount not to exceed $250,000 Two Hundred Fifty Thousand Dollars in the aggregate) ("**Purchaser's Costs**"); or (ii) to commence within sixty (60) days of the date the Closing was to have occurred an action in the nature of specific performance and recover attorneys' fees as authorized by **Section 15.25** of this Agreement. If an action in the nature of specific performance is not an available remedy or if Purchaser elects to commence such action and is unsuccessful, then the Deposit will be returned to Purchaser (along with Purchaser's costs as set forth above) and the parties released from their obligations under this Agreement (except those that expressly survive termination of this Agreement). Under no circumstances will Purchaser have available to it an action at law or otherwise for damages, except as expressly set forth in this Agreement. Notwithstanding the foregoing, Purchaser shall retain all its rights pursuant to this Agreement for, at law, or in equity, and nothing contained in this **Section 12.2**, will limit the liability of Seller under (i) any indemnity provided by Seller under this Agreement; (ii) any of the documents and instruments executed and delivered to Purchaser pursuant to the terms and conditions of this Agreement, or (iii) the Specified Lease.

12.3 **Cure**. Neither party shall be in default with respect to any of its obligations hereunder unless and until (i) it receives written notice from the other party specifying such default and (z) it fails to cure such default within five (5) business days after receipt of such notice. To the extent any Section or provision of this Agreement provides for a specific cure period, then such cure period shall be in-lieu of, and not in addition to, the cure period set forth in this **Section 12.3**.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

13.1 **Seller's Representations**. Seller represents and warrants to Purchaser the following (together with all other representations and warranties of Seller set forth in this

Agreement or in the Closing Documents, collectively, "**Seller's Representations**") as of the Effective Date and as of the Closing Date, provided, however, that Purchaser's remedies in the instance that any of Seller's Representations are untrue as of the Closing Date, are limited to those remedies set forth in **Article XII**:

(a) Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Agreement; and has the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and has taken all corporate or equivalent entity actions required for the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement.

(b) Seller has all necessary approvals to execute and deliver this Agreement and perform its obligations hereunder, and no other authorization or approvals, whether of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into or comply with the terms of this Agreement. This Agreement and all other documents delivered prior to or at the Closing are collectively sufficient to transfer all of Seller's rights to the Property.

(c) This Agreement and the other documents to be executed by Seller hereunder, upon execution and delivery thereof by Seller, will have been duly entered into by Seller, and will constitute legal, valid and binding obligations of Seller. Neither this Agreement nor anything provided to be done under this Agreement violates or shall violate any contract, document, understanding, agreement or instrument to which Seller is a party or by which Seller or the Property is bound.

(d) Seller is a "United States person" within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(e) Except with respect to the Specified Lease (which shall not be subject to any representation or warranty herein), the Leases provided to Purchaser by Seller are true, correct and complete copies of the Leases between Seller and the tenants, including any and all amendments, renewals and extensions thereof. The Schedule of Existing Tenants attached hereto as **Exhibit B** is true, correct and complete in all material respects and lists all Leases as of the Effective Date, and is the schedule of Leases maintained by Seller and relied on by Seller for internal administration purposes. The Rent Roll attached hereto as **Exhibit B-2** is the rent roll used by Seller for internal purposes in connection with the Property.

(f) Except as otherwise disclosed to Purchaser in writing, Seller has received no notice that (i) the landlord under the Leases is in default; or (ii) from any tenant to terminate any Lease.

(g) Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any existing laws, rules, regulations, ordinances and orders of all applicable federal, state, city and other governmental authorities in effect as of the Effective Date (collectively, "**Laws**"), including, without limitation, all Laws with respect to zoning, building, fire and health codes, environmental protection and sanitation and pollution

control and the Americans with Disabilities Act, as amended, which violation or alleged violation has not been corrected.

(h) To Seller's Knowledge, there are no pending or threatened condemnation proceeding against the Property, and Seller has received no written notice of condemnation with respect to the Property.

(i) Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any applicable law with respect to Hazardous Materials on the Property.

(j) Seller (i) has not been designated as a "specifically designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf> or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(k) To Seller's knowledge, no pending or threatened litigation involving the Property or Seller exists which if determined adversely would restrain the consummation of the transactions contemplated by this Agreement or would declare illegal, invalid or non-binding any of Seller's obligations or covenants to Purchaser pursuant to this Agreement.

(l) There are no service, maintenance, repair, management, leasing, or supply contracts or other contracts (including, without limitation, janitorial, elevator and landscaping agreements) affecting the Property, oral or written, except as set forth on the schedule attached hereto as **Exhibit C** and, except as set forth on **Exhibit C**, all such contracts are cancelable without cost at the option of Seller or the then owner of the Property upon not more than thirty (30) days prior written notice.

(m) There are no employees who are employed by Seller or any property manager engaged by Seller in the operation, management or maintenance of the Property whose employment will continue after Closing. On and after the Closing, there will be no obligations concerning any pre-Closing employees of Seller, nor will there be any property management agreement which will be binding on Purchaser or the Property.

(n) No insolvency, bankruptcy, or reorganization proceedings are pending, or, to Seller's Knowledge, threatened against Seller.

(o) There are no documents evidencing or securing the Loan other than the Loan Documents. To Seller's Knowledge, there has been no waiver of any provisions of any of the Loan Documents.

(p) To Seller's Knowledge, as of the Effective Date the principal balance of the Loan is Two Hundred Million Dollars ($200,000,00.00), accrued interest thereon is Two Hundred Eight Thousand Three Hundred Thirty-three and 33/100 Dollars ($208,333.33), and no late charges, late or penalty interest, are outstanding or due for amounts due under the Loan Documents.

(q) There are no duplicate originals of the Note under the Loan Documents. Seller has not transferred any of the obligations of Seller under the Loan Documents to any other person or entity.

(r) Except as otherwise disclosed in writing by Seller to Purchaser, there is no default in the payment of principal or interest under the Note or, to Seller's Knowledge, any other provision of the Loan Documents. To Seller's Knowledge, no event or condition exists that, with notice or the passage of time, or both, would constitute a monetary or non-monetary default under the Loan Documents.

13.2 **Definition of Seller's Knowledge**. Any representation made "to Seller's knowledge" will not be deemed to imply any duty of inquiry, other than an examination of the files that are in the possession of the Designated Representatives of Seller. For purposes of this Agreement, the term Seller's "knowledge" means the current, actual knowledge of the Designated Representatives of Seller and will not be construed to refer to the knowledge of any other officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representatives any duty to investigate the matter to which such current, actual knowledge or the absence thereof pertains, other than an examination of the files that are in their possession, or to impose upon such Designated Representatives any individual personal liability. As used herein, the term "**Designated Representatives of Seller**" refers to Keith Awad, Senior Director, Asset Management (as of the Effective Date), and Lynette Pineda, Senior Director, Global Real Estate, who are the employees of Seller primarily responsible for managing the Property.

13.3 **Purchaser's Representations, Warranties, and Covenants**. For the purpose of inducing Seller to enter into this Agreement and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

(a) Purchaser is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Agreement; and has the entity power and authority to acquire the Property and to execute the documents to be executed by Purchaser and has taken all corporate or equivalent entity actions required for the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement.

(b) Purchaser has all necessary approvals to execute and deliver this Agreement and perform its obligations hereunder, and no other authorization or approvals, whether of governmental bodies or otherwise, will be necessary in order to enable Purchaser to enter into or comply with the terms of this Agreement.

(c) This Agreement and the other documents to be executed by Purchaser hereunder, upon execution and delivery thereof by Purchaser, will have been duly entered into by Seller, and will constitute legal, valid and binding obligations of Purchaser. Neither this Agreement nor anything provided to be done under this Agreement violates or shall violate any contract, document, understanding, agreement or instrument to which Purchaser is a party or by which Purchaser is bound.

(d) No pending or, to the knowledge of Purchaser, threatened litigation involving Purchaser exists which if determined adversely would restrain the consummation of the transactions contemplated by this Agreement or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller pursuant to this Agreement.

(e) Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller, including Broker (as defined below), in connection with this Agreement and the acquisition of the Property.

(f) Purchaser (i) has not been designated as a "specifically designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11 sdn.pdf> or at any replacement website or other replacement official publication of such list; (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto; and (iii) has not used and will not use funds from illegal activities for any portion of the Purchase Price, including the Deposit.

(g) (a) Purchaser is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("**ERISA**"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; and (b) the assets of Purchaser do not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (c) Purchaser is not a "governmental plan" within the meaning of Section 3(32) of ERISA, and assets of Purchaser do not constitute plan assets of one or more such plans; or (d) transactions by or with Purchaser are not in violation of state statutes applicable to Purchaser regulating investments of and fiduciary obligations with respect to governmental plans.

13.4 **Survival.** The representations and warranties made by Purchaser in **Section 13.3** (other than those made in **Sections 13.3** (f) and (g) which are meant to survive indefinitely) shall survive the Closing and delivery of the Deed for a period of twelve (12) months.

ARTICLE XIV

ESCROW PROVISIONS

14.1 **Escrow Provisions.** The Deposit and any other sums (including without limitation, any interest earned thereon) which the parties agree shall be held in escrow (collectively "**Escrow Funds**"), shall be held by Escrow Agent, in trust and disposed of only in accordance with the following provisions:

(a) Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement. Escrow Agent shall invest such Escrow Funds in a segregated, interest-bearing money market account at Wells Fargo Bank, N.A. In the event any interest or other income shall be earned on such Escrow Funds, such interest or other income become a part of the Escrow Funds and will be the property of Purchaser. Purchaser's and Seller's Federal Identification Numbers are set forth below.

(b) At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Agreement pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both (except as to a notice of termination delivered by Purchaser under the provisions of **Section 8.3** above, as to which notice of Purchaser only shall be required for the release to Purchaser of the Deposit by Escrow Agent hereunder), Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to **Section 15.6** below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

(c) In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and

effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

(d) Notwithstanding the provisions of **Section 14.1 (b)** above, in the event of a dispute between Purchaser and Seller sufficient, in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before ten (10) days after the Closing Date, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction the Escrow Funds, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in a federal or state court in New York County, New York or, if is such courts do not have jurisdiction as to the parties or matters involved then such court as Escrow Agent shall determine to have jurisdiction thereof.

(e) Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received the Deposit and shall hold the Escrow Funds in escrow, and shall disburse the Escrow Funds pursuant to the provisions of this **Article XIV**. A copy of the fully executed Agreement shall be delivered to both parties hereto.

(f) Escrow Agent is hereby authorized to destroy or otherwise dispose of any and all documents, papers, instructions and other material concerning the Escrow at the expiration of six (6) years from the later of (i) the Closing, (ii) the final disbursement of any funds maintained in Escrow after the Closing, or (iii) the final release of the Deposit following the termination of this Agreement.

(g) The provisions of this **Article XIV** shall survive the Closing or earlier termination of this Agreement until Escrow Agent's duties and obligations hereunder are fully and finally discharged.

ARTICLE XV

GENERAL PROVISIONS

15.1 No Agreement Lien. In no event will Purchaser have a lien against the Property by reason of any deposits made under this Agreement or expenses incurred in connection therewith and Purchaser waives any right that it might have to so lien the Property.

15.2 Confidentiality. The Confidentiality Agreement executed by Seller and Purchaser and dated August 28, 2014 is hereby incorporated by reference, but shall automatically terminate at Closing. In addition to the provisions of such agreement, the parties acknowledge and agree that (a) Purchaser and Seller are required to disclose this Agreement as part of their filings with the United States Securities and Exchange

Commission, and that each party shall have the right to do so notwithstanding such agreement, and (b) no press release may be issued by Seller or Purchaser regarding the transaction contemplated by this Agreement without the mutual consent of the parties, such consent not to be unreasonably withheld or delayed as of the Closing.

15.3 **Headings**. The captions and headings herein are for convenience and reference only and in no way define, describe or limit the scope, content or intent of this Agreement or in any way affect its provisions.

15.4 **Brokers**. Seller and Purchaser agree that there are no brokers with whom the parties negotiated in connection with the sale and purchase of the Property. Seller agrees to indemnify and hold Purchaser harmless from the claims of any other party claiming a commission due it by reason of an agreement with Seller. Purchaser agrees to indemnify and hold Seller harmless from the claims of any other party claiming a commission due it by reason of an agreement with Purchaser. The provisions of this **Section 15.4** shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

15.5 **Modifications**. This Agreement may not be modified in any respect except by an instrument in writing and duly signed by the parties hereto. The parties agree that this Agreement contains all of the terms and conditions of the understanding between the parties hereto and that there are no oral understandings whatsoever between them.

15.6 **Notices**. All notices, consents, approvals, acceptances, demands, waivers and other communications ("**Notice**") required or permitted hereunder must be in writing and must be sent by (i) personal delivery, (ii) certified mail, return receipt requested, or (iii) for next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, in any case with all charges prepaid, addressed to the appropriate party at its address listed below.

To Seller:

50 FREMONT TOWER LLC
c/o TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, FOR THE BENEFIT OF THE REAL ESTATE ACCOUNT
730 Third Avenue
New York, New York 10017
Attention: Lynette M. Pineda
Email: lpineda@tiaa-cref.org

With copies to:

50 FREMONT TOWER LLC
c/o TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, FOR THE BENEFIT OF THE REAL ESTATE ACCOUNT
4675 MacArthur Court, Suite 1100
Newport Beach, CA 92660

Attention: Gabriel J. Steffens
Email: gsteffens@tiaa-cref.org

and

Mayer Brown LLP
700 Louisiana, Suite 3400
Houston, Texas 77002
Attention: Ronald M. Shoss
Email: rshoss@mayerbrown.com

To Purchaser: salesforce.com, inc.
The Landmark @ One Market, Suite 300
San Francisco, CA 94105
Attn: General Counsel

With a copy to: Reuben, Junius & Rose, LLP
One Bush Street, Suite 600
San Francisco, CA 94104
Attn: Kevin H. Rose

To Escrow Agent: First American Title Insurance Company
101 Mission Street, Suite 1600
San Francisco, CA 94105
Attn: Heather Kucala

All Notices given in accordance with this Section will be deemed to have been received three (3) business days after having been deposited in any mail depository regularly maintained by the United States Postal Service, if sent by certified mail, on the date delivered if by personal delivery or one (1) business day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date delivery is refused, as indicated on the return receipt or the delivery records of the delivery service, as applicable. Notices given by counsel to a party in accordance with the above shall be deemed given by such party. Either party may change its address(es) for receipt of Notices by delivery of Notice to the other party in accordance with this **Section 15.6**.

15.7 **Assignment**. Purchaser shall have the right to assign this Agreement, without Seller's consent, provided (a) the assignment is effective on or before the Closing Date, (b) the assignment includes all of Purchaser's right, title and interest in and to the Deposit, and provides for the assumption of all of Purchaser's obligations under this Agreement, (c) that such assignee has assumed any and all obligations and liabilities of Purchaser under this Agreement, but, notwithstanding such assumption, Purchaser shall continue to be liable hereunder, and (d) prior to Closing, Purchaser provides Seller, at least five (5) business days' prior to Closing, with written notice of such assignment and executed counterparts of all documents evidencing or

otherwise executed in connection with such assignment; provided that, it shall be permissible for such assignment not to take effect until the Closing notwithstanding the prior execution of the assignment documents.

15.8 **Further Assurances**. Purchaser and Seller hereby agree to complete, execute and deliver to the appropriate governmental authorities any returns, affidavits or other instruments that may be required with respect to any transfer, gains, sales, stamps and similar taxes, if any, arising out of this transaction.

15.9 **Governing Law**. This Agreement will be governed by and construed in accordance with the laws of the State of California.

15.10 **Offer Only**. This Agreement will not constitute a binding agreement by and between the parties hereto until such time as this Agreement has been duly executed and delivered by each and the Deposit is deposited with the Escrow Agent in accordance with this Agreement.

15.11 **Counterparts**. This Agreement may be executed in counterparts, each of which, when taken together shall constitute fully executed originals.

15.12 **E-mail or PDF Signatures**. Signatures to this Agreement, the Site Access and Indemnification Agreement and the Confidentiality Agreement transmitted by e-mail or PDF shall be valid and effective to bind the party so signing. A copy of the electronic mail or PDF shall also be sent to the intended addressee by one of the means described in clauses (i) through (iii) of **Section 15.6** above, in any case with all charges prepaid, addressed to the appropriate party at its address provided herein.

15.13 **Severability**. If any portion of this Agreement becomes or is held to be illegal, null or void or against public policy, for any reason, the remaining portions of this Agreement will not be affected thereby and will remain in force and effect to the fullest extent permissible by Law.

15.14 **No Waiver**. No waiver by Purchaser or Seller of a breach of any of the terms, covenants or conditions of this Agreement by the other party will be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by Purchaser or Seller under this Agreement will be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver. The consent or approval by Purchaser or Seller to or of any act by the other party requiring the consent or approval of the first party will not be deemed to waive or render unnecessary such party's consent or approval to or of any subsequent similar acts by the other party.

15.15 **Business Day**. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a day which is not a business day, then the date for performance thereof shall be extended to the next business day.

15.16 **Limitation of Liability**. Notwithstanding anything in this Agreement to the contrary, with respect to any breach and/or violation of any of Seller's Representations or of any other matter for which Seller would or could become liable to Purchaser following Closing, whether hereunder or under any Closing Document, notwithstanding any provision to the contrary contained herein or in any document executed by Seller pursuant hereto or in connection herewith, in no event shall Seller's liability with respect to any breach and/or violation of any of Seller's Representations or any other matter for which Seller would or could become liable following Closing exceed in the aggregate the sum of $3,000,000.00 ("**Seller's Maximum Liability**") and no claim by Purchaser may be made and Seller shall not be liable for such claim unless and until Purchaser's claims are for an aggregate amount in excess of the sum of $100,000.00, in which event Seller's liability shall be for the entire amount thereof, subject to Seller's Maximum Liability. The amount of Seller's Maximum Liability shall be exclusive of attorneys' fees, and ancillary court and experts' costs and fees. Purchaser specifically acknowledges that such limitation of liability to Seller's Maximum Liability represents a material element of the consideration of this Agreement to Seller. Notwithstanding the foregoing, the limitations set forth in this **Section 15.16** (including the limitation to Seller's Maximum Liability) shall not apply to any Claims arising out of or related to (a) fraud, (b) breach of Seller's Representations set forth in **Sections 13.1(a) through 13.1(d), 13.1(j) and 13.1 (n)**, or (c) Seller's obligations under **Article XI** above. The provisions of this **Section 15.16** will survive the Closing and the delivery of the Deed. Notwithstanding anything contained in this Agreement or in any other document executed in connection with the transaction contemplated hereby to the contrary, any liability of Seller shall be satisfied solely from the assets and properties of the Teachers Insurance and Annuity Association of America's Real Estate Account established as a separate investment account of TIAA under New York law on February 22, 1995, and under the regulation of the State of New York Insurance Department (the "**Separate Account**") (including all assets and properties allocated to or held for the account of the Separate Account), and in no event shall any recourse be had to any assets or properties held by TIAA in its general investment account or in any other of its existing or future separate accounts other than the Separate Account.

15.17 **Waiver of Jury Trial**. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.18 **Successors and Assigns**. Subject to the limitations set forth elsewhere in this Agreement, each and all of the covenants and conditions of this Agreement will inure to the benefit of and will be binding upon the successors-in-interest, assigns, and representatives of the parties hereto. As used in the foregoing, "successors" refers to the successors to all or substantially all of the assets of parties hereto and to their successors by merger or consolidation.

15.19 **No Partnership or Joint Venture**. Seller or Purchaser will not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venturer. In addition, by virtue of this Agreement there shall not be deemed to have occurred a merger of any joint enterprise between

Purchaser and Seller.

15.20 **No Recordation**. Seller and Purchaser each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded; provided, however, Purchaser shall have the right to file of record upon the execution of this Agreement a memorandum memorializing Tenant's rights hereunder, but such memorandum shall automatically terminate if Purchaser does not purchase the Property under this Agreement and Purchaser shall execute any and all documentation reasonably requested by Seller to effectuate such termination.

15.21 **Designation Agreement**. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the "**Reporting Requirements**") require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:

(a) Escrow Agent is hereby designated as the "**Reporting Person**" (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

(b) Seller and Purchaser shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

(c) Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller's correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller's correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that Seller's correct taxpayer identification number is as set forth opposite Seller's signature to this Agreement.

(d) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

The provisions of this **Section 15.21** will survive the Closing and the delivery of the Deed.

15.22 **Section 1031 Exchanges**. Purchaser and Seller agree that, at either Purchaser's or Seller's sole election, this transaction may be structured as an exchange of like-kind properties under Section 1031 of the Internal Revenue Code of 1986, as amended (the "**Code**"), and the regulations and proposed regulations thereunder. The parties agree that if either wishes to make such election, it must do so by written notice to the other party at least five (5) business days prior to the Closing Date. If either so elects, the other shall reasonably

cooperate at the electing party's expense, provided any such exchange is consummated pursuant to an agreement that is mutually acceptable to Purchaser and Seller in their reasonable discretion and which shall be executed and delivered on or before the Closing Date. The electing party shall in all events be responsible for all costs and expenses related to the Section 1031 exchange and shall fully indemnify, defend and hold the other harmless from and against any and all liability, claim, damages, expenses (including reasonable attorneys' fees, expenses and disbursements), proceedings and causes of action of any kind or nature whatsoever arising out of, connected with or in any manner related to such 1031 exchange that would not have been incurred by the non-electing party if the transaction were a purchase for cash. In no event shall any party be required to take record title to any property other than the Property in connection with such transaction.

15.23 **Survival**. Seller's covenants, agreements, indemnities, warranties and representations contained in this Agreement and in any document executed by Seller pursuant to this Agreement (except for those set forth in **Sections 13.1(a)-(d), 13.1(j), 13.1(n)**, **15.16**, **15.21** and this **Section 15.23** which are meant to survive indefinitely) shall survive Purchaser's purchase of the Property only for a period commencing on the Closing Date and ending twelve (12) months after the Closing Date or, if another period of time is specified, such other specified period of time (as applicable, the "**Survival Period**"). It is expressly agreed that any action, suit or proceeding with respect to the truth, accuracy or completeness of all representations and warranties in this Agreement or the breach of any covenant or agreement in this Agreement or in any closing document, shall be commenced, if at all, on or before the end of the Survival Period and, if not commenced on or before such date, thereafter will be void and of no force or effect. The provisions of this **Section 15.23** will survive the Closing and the delivery of the Deed and/or termination of this Agreement. Purchaser shall provide written notice to Seller prior to the expiration of the Survival Period of any alleged breach of such covenants, indemnities, warranties or representations and shall allow Seller thirty (30) days within which to cure such breach, or, if such breach cannot reasonably be cured within thirty (30) days, an additional reasonable period of time so long as a cure has been commenced and is being diligently pursued. If Seller fails to cure such breach after written notice and within such cure period, Purchaser's sole and exclusive remedy shall be an action at law as a consequence thereof, which must be commenced, if at all, within the Survival Period; provided, however, that if within the Survival Period Purchaser gives Seller written notice of such a breach and Seller notifies Purchaser of Seller's commencement of a cure, commences to cure and thereafter terminates such cure effort, Purchaser shall have an additional thirty (30) days from the date of such termination within which to commence an action at law for damages as a consequence of Seller's failure to cure. The Survival Period referred to herein shall apply to known as well as unknown breaches of such covenants, indemnities, warranties or representations. Purchaser's waiver(s) and release(s) set forth in **Section 1.6 and 1.7** shall apply fully to liabilities under such covenants, indemnities, representations and warranties and is hereby incorporated by this reference. Purchaser specifically acknowledges that such termination of liability represents a material element of the consideration to Seller. Notwithstanding the foregoing, the limitations set forth in this **Section 15.23** shall not apply to any Claims arising out of or related to (a) fraud, (b) breach of Seller's Representations set forth in **Sections 13.1(a) through 13.1(d), 13.1(j), 13.1(n)**, or (c) Seller's obligations under **Article** XI above.

Notwithstanding any contrary provision of this Agreement, if Seller becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of its representations or warranties untrue, Seller shall promptly disclose such matters to Purchaser in writing. In the event that Seller so discloses any matters of which Seller first becomes aware following the Effective Date which make any Seller's representations and warranties untrue in any material respect or in the event that Purchaser otherwise first becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of Seller's representations or warranties untrue in any material respect, Seller shall bear no liability for such matters (provided that such untruth is not the result of Seller's breach of any express covenant set forth in this Agreement), but Purchaser, as its sole and exclusive remedy, shall have the right to elect in writing on or before the Closing Date or if later five (5) business days after receipt of such notice from Seller, (i) to waive such matters and complete the purchase of the Property without reduction of the Purchase Price in accordance with the terms of this Agreement, or (ii) as to any matters disclosed following the Effective Date, to terminate this Agreement and receive a refund of the Deposit plus Purchaser's Costs, except for the obligations hereunder which expressly survive the termination of this Agreement. The Closing shall be extended as necessary to allow Purchaser to make the election set forth in this paragraph

15.24 **Termination of Service Agreements**. Notwithstanding anything the contrary set forth herein, prior to the Effective Date, except for those Service Agreements listed in **Exhibit C-1** which cannot be terminated upon thirty (30) days notice or upon sale of the Property and which must be assumed by Purchaser, Purchaser may elect by delivery of written notice to Seller not to assume one or more of the Service Agreements. Seller, at its sole cost and expense, shall cause any Service Agreement which Purchaser elects not to assume to be terminated on or before the Closing, provided, however, any Service Agreement which cannot be terminated must be assumed by Seller at Closing. Payments under any Service Agreements which Purchaser assumes shall be prorated in the same manner as the Leases.

15.25 **Attorneys' Fees**. If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transaction described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "**attorneys' fees**" or "**attorneys' fees and costs**" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this Section shall survive shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing and the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

15.26 **Disclosure Statement.** Seller shall deliver to Purchaser a Natural Hazard Disclosure Statement (the "**Statement**") in the form provided under California law. If Seller provides a Statement to Purchaser, the Statement will purport to disclose whether the Property is located in a special flood hazard area, a dam inundation failure area, a high fire severity area, a

wildland fire area, an earthquake fault zone and/or a seismic hazard area (collectively, the "**Natural Hazard Areas**"). Purchaser represents and warrants to Seller as follows: (a) Purchaser and its agents are sophisticated investors in real estate and possess the expertise to assess whether the Property is located in any of the Natural Hazard Areas and the impact on Purchaser's use, operation, development and enjoyment of the Property if the Property is located in any of the Natural Hazard Areas, (b) prior to the Effective Date, independent of the Statement, Purchaser shall have determined whether the Property is located in any of the Natural Hazard Areas and will have assessed the impact on Purchaser's use, operation, development and enjoyment of the Property if the Property is located in any of the Natural Hazard Areas, and (c) Purchaser is not relying on the Statement (if one is delivered) in consummating the transactions contemplated hereby. If Seller delivers a Statement to Purchaser, Purchaser agrees that Seller shall have no liability to Purchaser for any errors or omissions in the Statement. Purchaser hereby waives any right it may have to receive a Statement from Seller and such waiver includes any right Purchaser may have to terminate this Agreement as a result of any such failure under California Civil Code Section 1103.3 or otherwise. Purchaser hereby releases Seller from any liability Seller may have to Purchaser as a result of Seller's failure to deliver a Statement to Purchaser, including, without limitation, any damages recoverable under California Civil Code Section 1103.13. The representations, warranties and agreements set forth herein shall survive the consummation of the transactions contemplated hereby.

15.27 **Section 25359.7 of Health and Safety Code.** Section 25359.7 of the California Health and Safety Code requires owners of non-residential real property who know, or have reasonable cause to believe, that any release of hazardous substance has come to be located on or beneath the real property to provide written notice of such to a buyer of the real property. Purchaser acknowledges and agrees that the sole inquiry and investigation Seller has conducted in connection with the environmental condition of the Property is to obtain and/or review those certain environmental assessments and studies of the Property delivered to Purchaser pursuant to this Agreement (collectively, "**Seller's Environmental Reports**"). Purchaser (a) acknowledges Purchaser's receipt of the foregoing notice given pursuant to Section 25359.7 of the California Health and Safety Code; (b) will be, prior to the Effective Date, fully aware of the matters described in the Seller's Environmental Reports; and (c) after receiving advice of Purchaser's legal counsel, waives any and all rights Purchaser may have to assert that Seller has not complied with the requirements of Section 25359.7 of the California Health and Safety Code. The representations, warranties and agreements set forth herein shall survive the consummation of the transactions contemplated hereby.

15.28 **Energy Performance Disclosure Information.** Section 25402.10 of the California Public Resources Code requires building owners to disclose the energy performance of certain non-residential buildings to a prospective buyer prior to the execution of a sales contract. Purchaser hereby acknowledges and agrees that, at least 24 hours prior to the execution of this Agreement, Seller disclosed to Purchaser, to the extent in Seller's possession, the Energy Use Data, the ENERGY STAR® Score and Data Verification Checklist (as such terms are defined in Section 1681 of Title 20, Division 2, Chapter 4, Article 9 of the California Code of Regulations) for the Improvements (collectively, the "**Energy Performance Disclosure Information**"). Purchaser acknowledges and agrees that the Energy Performance Disclosure Information is for the current occupancy and use of the Improvements and that the energy profile

of the Improvements will vary depending on future occupancy/use of the Improvements. Purchaser agrees that Seller shall have no liability to Purchaser for any errors or omissions in the Energy Performance Disclosure Information. If and to the extent not prohibited by applicable law, Purchaser hereby waives any right it may have to receive the Energy Performance Disclosure Information, including any right Purchaser may have to terminate this Agreement as a result of any such failure. Further, Purchaser hereby releases Seller from any liability Seller may have to Purchaser as a result of Seller's failure to deliver the Energy Performance Disclosure Information to Purchaser prior to the execution of this Agreement. The terms of this **Section 15.28** shall survive the Closing and any earlier termination of this Agreement.

[Remainder of page intentionally left blank; signature page(s) to follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date.

SELLER:

50 FREMONT TOWER, LLC,
a Delaware limited liability company

Federal Tax Identification
No. 46-2422770

GS

By: [signature]
Name: LYNETTE M. PINEDA
Title: ASSISTANT SECRETARY

PURCHASER'S SIGNATURE ON SEPARATE PAGE

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date.

PURCHASER:

SALESFORCE.COM, INC.,
a Delaware corporation

Federal Tax Identification
No. 94-3320693

By: Amy E. Weaver
Name: Amy Weaver
Title: SVP & General Counsel

SELLER'S SIGNATURE ON SEPARATE PAGE

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Funds in escrow in accordance with the provisions hereof and (b) comply with the provisions of **Article XIV** and **Section 15.21**.

FIRST AMERICAN TITLE INSURANCE COMPANY

By: ______________________________
Name: ____________________________
Title: _____________________________

SCHEDULE AND EXHIBITS

Schedule 1	Rules of Construction
Exhibit A	Legal Description
Exhibit B	Schedule of Existing Tenants
Exhibit B-1	Schedule of Security Deposits
Exhibit B-2	Rent Roll
Exhibit C	List of Service Agreements
Exhibit D	Deed
Exhibit E	Assignment and Assumption Agreement
Exhibit F	FIRPTA Certificate
Exhibit G	Bill of Sale
Exhibit H	Intentionally Omitted
Exhibit I	Tenant Estoppel Certificate
Exhibit J	Intentionally Omitted
Exhibit K	Intentionally Omitted
Exhibit L	Tenant Notice Letter
Exhibit M	GSA Leasing Matters Addendum (if applicable)
Exhibit N	Seller Estoppel Certificate
Exhibit O	Pre-waived Exceptions
Exhibit P	Exceptions

SCHEDULE 1

RULES OF CONSTRUCTION

(a) References in this Agreement to numbered Articles and Sections are references to the Articles and Sections of this Agreement. References to any numbered or lettered Exhibits or Schedules are references to the Exhibits or Schedules attached to this Agreement, all of which are incorporated in and constitute a part of this Agreement. Article, Section, Exhibit and Schedule captions are for reference only and do not describe or limit the substance, scope or intent of the individual Articles, Sections, Exhibits or Schedules.

(b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation" unless such words or the words "but not limited to" already immediately follow.

(c) The terms "Land", "Improvements", "Fixtures and Personal Property" and "Property" are construed as if followed by the phrase "or any part thereof".

(d) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

(e) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

(f) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

(g) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

(h) Reference to any specific law or to any document or agreement, includes any future amendments, modifications, supplements and replacements to the law, document or agreement, as the case may be.

(i) No inference or construction or construction in favor of or against a party may be drawn from the fact that the party drafted this Agreement, but shall be construed as if both parties prepared this Agreement.

(j) All obligations, rights, remedies and waivers contained in this Agreement will be construed as being limited only to the extent required to be enforceable under the Law.

(k) The term "business day" means any day other than Saturday or Sunday or legal holiday in the State of California.

EXHIBIT A

LEGAL DESCRIPTION

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 19, PARCEL A, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL TWO:

LOT 20, PARCEL B, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCELS ONE AND TWO FOR ROADWAY, LIGHT AND AIR AS GRANTED IN DEED FROM ISABEL SPRAGUE, FORMERLY KNOWN AS ISABEL W. DONAHUE AND FORMERLY KNOWN AS BELLE W. DONAHUE, TO CHAS C. MOORE & CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED JULY 7, 1913, RECORDED JANUARY 19, 1914, IN BOOK 772 OF DEEDS, AT PAGES 285, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IN AGREEMENT BY AND BETWEEN ISABEL W. SPRAGUE AND CHAS C. MOORE AND CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED NOVEMBER 6, 1913, RECORDED JANUARY 19, 1914, IN BOOK 41 OF COVENANTS, AT PAGE 220, IN THE OFFICE OF THE RECORDER.

PARCEL FOUR, AS TO AN UNDIVIDED 2/3 INTEREST IN AND TO:

COMMENCING AT A POINT ON THE NORTHWESTERLY LINE OF MISSION STREET, DISTANT THEREON 129 FEET, 6 INCHES NORTHEASTERLY FROM THE INTERSECTION OF SAID NORTHWESTERLY LINE OF MISSION STREET WITH THE NORTHEASTERLY LINE OF FIRST STREET; RUNNING THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE OF MISSION STREET 16 FEET; THENCE AT A RIGHT ANGLE NORTHWESTERLY 113 FEET, 4 INCHES; THENCE AT A RIGHT ANGLE SOUTHWESTERLY 16 FEET; THENCE AT A RIGHT ANGLE SOUTHEASTERLY 113 FEET, 4 INCHES TO THE NORTHWESTERLY LINE OF MISSION STREET AND THE POINT OF COMMENCEMENT.

PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT OVER AND ACROSS PARCEL FOUR FOR THE PURPOSE OF CONSTRUCTION, OPERATION AND REPAIR OF A PEDESTRIAN WALKWAY, AS CONTAINED IN THAT CERTAIN GRANT OF EASEMENT RECORDED JANUARY 2, 1987 IN BOOK E250 AT PAGE 441, OFFICIAL RECORDS

Assessor's Lot 019; Block 3709 (Affects Parcel One);
Lot 020; Block 3709 (Affects Parcel Two);
Lot 06A; Block 3709 (Affects Parcel Four)
APN: Block 3709 Lot 019

EXHIBIT B

SCHEDULE OF EXISTING TENANTS

Exhibit B -- Schedule of Existing Tenants
Updated 11-7-14

Tenant Name	riginal Lease Dat	Amendment #	Amendment Dat	upplemental Agreemen	Supp. Agmt.Date
New Cingular Wireless PCS, LLC	6/11/2012				
Univision Television Group, Inc.	8/12/1996	1	4/9/2001		
		2	12/30/2005		
Level 3 Communications	8/7/2014	1	9/9/2014		
Cogent Communications	7/11/2000	1/1/1900	5/1/2010		
Drinker Biddle & Reath LLP	5/16/2003				
Farshad Afsarifard and Hamid Aghazadeh (d/b/a Cello)	8/28/2006	1	Jan-07		
General Services Administration	5/5/2006			1	1/11/2007
				2	3/7/2007
				3	1/12/2010
				4	3/22/2010
				5	7/28/2010
Hines GS Properties Inc.	5/20/2002	1	6/1/2007		
		2	6/1/2007		
		3	1/1/2009		
		4	12/1/2010		
		5	1/1/2012		
		6	6/1/2012		
		7	8/19/2013		
Hines Storage Lease and Supplmental License Agreements	7/1/2008			1	1/1/2003
Note: Hines Leases will expire at closing and will not be assigned.				2	2/1/2004
Jisoo Yoo and Julie Yoo (d/b/a Julie's Kitchen)	11/28/2005	1	4/26/2010		
MSCI Inc.	11/5/2008				
Pelli Clarke Pelli, LLP	9/15/2008	1	6/15/2011		
San Francisco Soup Company	10/1/2004				
Mellon Capital Management Corporation	12/21/2006	1	3/30/2007		
		2	12/24/2013		
Parsons Transportation Group Inc.	1/10/1986	1	3/3/2006		
Verizon	11/27/1989				
Standard Chartered Bank	7/29/2010	1	6/4/2013		
TYP Resturant Group Inc. (d/b/a Tender Greens)	12/10/2012				
salesforce.com, inc.	12/1/2012	1	7/1/2013		
City National Bank	7/__/2013				
Digi International Inc.	4/28/2013				
Transbay Tower LLC	10/28/2013				
HSM Coffee, LLC	2/3/2014				
Vlocity, Inc.	6/18/2014				
Soulcycle 75 First Street, LLC	8/1/2014				

EXHIBIT B-1

SCHEDULE OF SECURITY DEPOSITS

Exhibit B-1 -- Schedule of Security Deposits

Tenant Name	Amount of Deposit
HSM Coffee	$ 22,347.50
SF Soup	$ 5,000.00
Transbay Tower	$ 31,340.73
SCB	$ 40,000.00
Digi	$ 8,250.45
Egon	$ 35,000.00
Pelli	$ 11,500.00
TYP	$ 55,000.00
Univision	$ 47,344.00
Verizon	$ 1,000.00
Cello	$ 85,219.32
IP Networks	$ 18,000.00
Total - Cash	**$ 360,002.00**

Letters of Credit

Tenant	Amount	Date of Expiration
Drinker Biddle Reath, LLP	$ 613,333.34	10/31/2018
Jisoo Yoo and Julie Yoo	$ 40,000.00	9/30/2016
Salesforce.com Inc	$ 12,000,000.00	4/30/2030
Vlocity, Inc.	$ 397,289.76	7/31/2016
Total - Letters of Credit	**$ 13,050,623.10**	

EXHIBIT B-2

RENT ROLL

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1	OFFICE	187	0	0	-VACANT-	Vacant		-	-									
10 Original Lease / Activated / Original Lease	RETFOOD	5,302	5,302	5,302	[illegible] - Julio Yao & Julie Yao DBA Julie's Kitchen	Current	06/01/2005 - 05/31/2019	No	[illegible]	195,386.35	36.23			06/01/2014	0.00	0.00	Renewal Option	05/01/18
									[illegible]			201,516.00	37.86	06/01/2015				
									[illegible]	80,792.43	14.98			01/01/2014				
									Total	276,188.78								
100 Expansion / Activated / 7th Amend - Relocation	OFFICE	2,372	2,372	2,372	[illegible] - Hines CS Properties Inc DBA Hines CS Properties Inc	Current	01/03/2002	Yes	[illegible]	90,115.95	38.00			08/19/2013	0.00*	0.00*	Termination Option	
																	Termination Option	12/01/08
									[illegible]	147,989.45	59.00			08/19/2013				
									[illegible]	46,335.56	19.53			08/19/2011				
1000 Expansion / Activated / 1st Amend - Expansion *	OFFICE	26,357	26,357	26,357	[illegible] - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	[illegible]	1,646,514.00	26.00*			05/01/2014			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									[illegible]			1,646,591.00	27.00*	02/01/2015				
									[illegible]			1,726,564.00	28.00*	02/01/2016				
									[illegible]			1,767,487.00	29.00*	02/01/2017				
									[illegible]			1,207,230.00	30.00*	02/01/2018				
									[illegible]			1,247,233.00	31.00*	02/01/2019				
									[illegible]			1,297,276.00	32.00*	02/01/2020				
									[illegible]			1,324,818.00	33.00*	02/01/2021				
									[illegible]			1,366,212.00	34.00*	02/01/2022				

1* - Security Deposit / AR Balance are combined for the Units : 100, 2, 2201
2* - Charges are combined for the Units : 1000, 900 and the total SF is 40,243

RJR_8625.01_10.20.2014
710821950.8 03-Nov-14 12:23

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									cabrnof			1,430,505.00	35.00*	02/01/2023				
									cabrnof			1,445,746.00	36.00*	02/01/2024				
									cabrnof			1,468,891.00	37.00*	02/01/2025				
									cabrnof			1,529,234.00	38.00*	02/01/2026				
									cabrnof			1,569,477.00	39.00*	02/01/2027				
									cabrnof			1,609,720.00	40.00*	02/01/2028				
									cabrnof			1,649,963.00	41.00*	02/01/2029				
									cabrnof			1,690,206.00	42.00*	02/01/2030				
									cnopex	710,568.00	17.66*			05/01/2014				
									Total	1,758,986.80								
101	RLTMN	3,473	0	0	-VACANT-	Vacant		-	-									
110 Original Lease / Activated / Original Term	RETFOO	1,397	1,397	1,397	t0128279 - HSM Coffee Seven Seeds DBA	Current	10/01/2014 - 09/30/2024	No	cabrent	71,565.00	51.23			10/01/2014	22,347.50	0.00	1st Renewal Option 2nd Renewal Option Guarantor	12/31/23 12/31/28
									cabrent			73,711.92	52.76	10/01/2015				
									cabrent			75,924.96	54.35	10/01/2016				
									cabrent			78,204.00	55.98	10/01/2017				
									cabrent			80,549.16	57.66	10/01/2018				
									cabrent			82,969.32	59.39	10/01/2019				
									cabrent			85,446.64	61.17	10/01/2020				
									cabrent			88,014.00	63.00	10/01/2021				
									cabrent			90,656.40	64.89	10/01/2022				
									cabrent			93,375.54	66.84	10/01/2023				
									cnopex	24,265.92	17.37			10/01/2014				
									Total	95,830.92								

1* - Charges are combined for the Units 1000, 900 and the total SF is 40,24?
2* - Charges are combined for the Units 1100, 1150, 1200, 1400 and the total SF is 60,119

50 Fremont, San Francisco, California

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/ SF	Future Amount	$/ SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1100 Expansion / Activated / 1st Amend - Expansion 2	OFFICE	11,941	11,941	11,941	t0097729 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	[illegible]	1,568,294.00	26.00*			07/01/2014			Contraction Option	10/31/23
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	07/31/29
																	Phase III 2nd Extension Term	07/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									[illegible]			1,628,613.00	27.00*	02/01/2015				
									[illegible]			1,688,932.00	28.00*	02/01/2016				
									[illegible]			1,749,251.00	29.00*	02/01/2017				
									[illegible]			1,809,570.00	30.00*	02/01/2018				
									[illegible]			1,869,889.00	31.00*	02/01/2019				
									[illegible]			1,930,208.00	32.00*	02/01/2020				
									[illegible]			1,990,527.00	33.00*	02/01/2021				
									[illegible]			2,050,846.00	34.00*	02/01/2022				
									[illegible]			2,111,165.00	35.00*	02/01/2023				
									[illegible]			2,171,484.00	36.00*	02/01/2024				
									[illegible]			2,231,803.00	37.00*	02/01/2025				
									[illegible]			2,292,122.00	38.00*	02/01/2026				
									[illegible]			2,352,441.00	39.00*	02/01/2027				
									[illegible]	1,065,196.44	17.66*			07/01/2014				
									Total	2,633,490.44								

1* - Charges are combined for the Units: 1100, 1150, 1200, 1400 and the total SF is 60,319

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1150 Expansion / Activated / 1st Amend - Expansion 2	OFFICE	8,116	8,116	8,116	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
120 OriginalLease / Activated / Original Lease	RETFOO	1,329	1,329	1,329	t0011061 - San Francisco Soup Company DBA San Francisco Soup Company	Current	04/01/2005 - 03/31/2015	No	baserent	65,121.00	49.00			04/01/2010	5,000.00	0.00		
									camopex	26,063.55	19.61			01/01/2014				
									Total	91,200.00								
1200 Expansion / Activated / 1st Amend - Expansion 2	OFFICE	20,185	20,185	20,185	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
130	OFFICE	1,000	0	0	-VACANT-	Vacant		-	-									
140	RETFOO	589	0	0	-VACANT-	Vacant		-	-									

50 Fremont, San Francisco, California

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/26/2014
Show Vacancies = Yes   **Amounts By** = Annually   **Sort By** = Unit   **Include Future** = Yes   **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1400 Expansion / Activated / 1st Amend - Expansion 2	OFFICE	20,076	20,076	20,076	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2033	No	-								Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/01/29
																	Phase III 2nd Extension Term	01/01/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
150 OriginalLease / Activated / Original Lease	RETMIN	2,542	2,542	2,542	t0114625 - City National Bank DBA City National Bank	Current	12/20/2013 - 12/28/2023	No	cabrent	190,650.00	75.00			12/20/2013	0.00	19.50	1st Renewal Option	06/28/23
																	2nd Renewal Option	06/28/28
									cabrent			196,393.56	77.25	12/23/2014				
									cabrent			202,266.96	79.57	12/29/2015				
									cabrent			208,314.68	81.95	12/29/2016				
									cabrent			214,570.20	84.41	12/23/2017				
									cabrent			221,026.92	86.95	12/29/2018				
									cabrent			227,655.36	89.56	12/29/2019				
									cabrent			234,474.12	92.24	12/29/2020				
									cabrent			241,515.48	95.01	12/29/2021				
									cabrent			248,760.12	97.86	12/29/2022				
									caopex	42,075.84	6.55			01/01/2014				
									Total	232,725.84								
1500 OriginalLease / Activated / Original Lease	OFFICE	20,022	20,022	20,022	t0010707 - Parsons Transportation Group Inc DBA Parsons Transportation Group Inc	Current	02/25/2003 - 07/01/2016	Yes	carent	400,440.00	20.00			06/01/2012	0.00*	0.00*	Renewal Option	10/31/15
																	Termination Option	
																	Termination Option	10/31/12
									caopex	393,879.60	19.67			01/01/2014				
									Total	794,319.60								

1* - Security Deposit / AR Balance are combined for the Units : 1500, 1650, 2200

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes Amounts By = Annually Sort By = Unit Include Future = Yes Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/ SF	Future Amount	$/ SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1600 Contraction / Activated / 2nd Amend - Contraction	OFFICE	14,578	14,578	14,578	t0011244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	[illegible]	437,340.00	30.00			01/07/2014			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17
									[illegible]	269,617.20	18.49			01/07/2014				
									Total	706,957.20								
1050 Expansion / Activated / 1st Amend- Expansion	OFFICE	5,503	5,503	5,503	t0010707 - Parsons Transportation Group Inc DBA Parsons Transportation Group Inc	Current	07/25/2005 - 07/31/2016	Yes	[illegible]	110,060.04	20.00			08/01/2012			Renewal Option Termination Option Termination Option	10/31/15 10/10/12
									[illegible]	104,263.28	18.95			01/01/2014				
									Total	214,323.32								
1700 Contraction / Activated / 2nd Amend - Contraction	OFFICE	20,559	20,559	20,559	t0011244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	[illegible]	616,770.00	30.00			01/07/2014	0.00*	6,979.30*	1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17
									[illegible]	380,236.32	18.49			01/09/2014				
									Total	997,006.32								
1800 Contraction / Activated / 2nd Amend - Contraction	OFFICE	20,557	20,557	20,557	t0011244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	[illegible]	616,710.00	30.00			01/07/2014			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17
									[illegible]	380,207.75	18.50			01/07/2014				
									Total	996,917.75								

1* - Security Deposit / AR Balance are combined for the Units : 1600, 1700, 1800, 202, 3800, 3900, 4, 4210, 4230
2* - Security Deposit / AR Balance are combined for the Units : 1900, 2000, 2120, 4220
3* - Charges are combined for the Units : 1900, 2000, 2120 and the total SF is 44,393

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
1900 Original Lease / Activated / Original Lease	OFFICE	20,578	20,578	20,578	t0011127 - Drinker Biddle & Reath LLP DBA Drinker Biddle and Reath LLP	Current	10/17/2013 - 10/16/2015	Yes	cabrnoff	1,132,174.56	25.50*			11/01/2013	0.00*	2,226.36*	LLs or TTs Termination Option	
																	Renewal Option	10/15/17
																	Renewal Option	10/15/22
																	Right Of First Offer	
																	Termination Option	
									ocopex	402,921.24	19.58			01/01/2014				
									Total	1,535,095.80								
2 / Activated / Reimbursement - Unit 2	OFFICE	108	108	108	t0012278 - Hines GS Properties Inc DBA Hines GS Properties Inc	Current	05/20/2002	Yes	cacar	5,493.95	23.00*			04/01/2014			Termination Option	
																	Termination Option	12/31/08
									Total	5,493.95								
20 Original Lease / Cancelled / Original Lease	RETMIN	5,292	0	5,292	t0125940 - SoulCycle 75 First Street LLC DBA SoulCycle	Future		No	cabrntr			275,184.00	52.00	12/05/2014	0.00*	0.00*		
									cacomm			316,491.00	59.80	12/05/2019				
									ccopex	75,355.06	14.24			05/04/2014				
									[illegible]			-277,184.00	-52.00	12/05/2014				
									cacmab			-254,815.00	-48.60	06/05/2015				
200	OFFICE	15,018	0	0	-VACANT-	vacant		-	-									
2000 Original Lease / Activated / Original Lease	OFFICE	20,559	20,559	20,559	t0011127 - Drinker Biddle & Reath LLP DBA Drinker Biddle and Reath LLP	Current	10/17/2003 - 10/15/2015	Yes	ocopex	402,532.44	19.58			01/01/2014			LLs or TTs Termination Option	
																	Renewal Option	10/15/17
																	Renewal Option	10/15/22
																	Right Of First Offer	
																	Termination Option	
									Total	402,532.44								
201	OFFICE	491	0	0	-VACANT-	vacant		-	-									
202	OFFICE	375	0	0	-VACANT-	vacant		-	-									
205	OFFICE	359	0	0	-VACANT-	vacant			-									
210	OFFICE	0	0	0	-VACANT-	vacant			-									

1* - Charges are combined for the Units : 1900, 2000, 2120 and the total SF is 44,392
2* - Charges are combined for the Units : 2, 2201 and the total SF is 220
3* - Security Deposit / AR Balance are combined for the Units :

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/26/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2100	OFFICE	10,713	0	0	-VACANT -	vacant		-	-									
2110 OriginalLease / Activated / Original Lease	OFFICE	6,605	6,605	6,605	t0117648 - Transbay Tower LLC DBA Transbay Tower LLC	Current	03/10/2014 - 05/31/2019	No	cabmof	247,687.55	37.50			03/10/2014	31,340.71	1,023.83	Termination Option	03/31/16
									cabmof			254,292.48	38.50	04/01/2015				
									cabmof			260,897.52	39.50	04/01/2016				
									cabmof			267,502.56	40.50	04/01/2017				
									cabmof			274,107.48	41.50	04/01/2018				
									cabmof			280,712.52	42.50	04/01/2019				
									cropms	133,176.12	20.16			03/10/2014				
									Total	380,863.66								
2120 OriginalLease / Activated / Original Lease	OFFICE	3,262	3,262	3,262	t0011127 - Drinker Biddle & Reath LLP DBA Drinker Biddle and Reath LLP	Current	10/17/2013 - 10/15/2015	Yes	cexpmx	65,465.28	20.00			01/01/2014			Use or 1/2 Termination Option	
																	Renewal Option	10/15/17
																	Renewal Option	10/15/22
																	Right Of First Offer	
																	Termination Option	
									Total	65,465.28								
220 Expansion / Activated / Phase III - 2	OFFICE	3,317	3,317	3,317	t0007221 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2029	No	cxtemf	1,597,325.00	25.00*1			11/01/2013			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cabmof			1,661,218.00	26.00*1	11/01/2014				
									cabmof			1,725,111.00	27.00*1	11/01/2015				
									cabmof			1,789,004.00	28.00*1	11/01/2016				
									cabmof			1,852,897.00	29.00*1	11/01/2017				

1* - Charges are combined for the Units: 220, 550, 520, 100 and the total SF is 63,893

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									cabemot			1,916,790.00	30.00*	11/01/2018				
									cabemot			1,980,683.00	31.00*	11/01/2019				
									cabemot			2,044,576.00	32.00*	11/01/2020				
									cabemot			2,108,469.00	33.00*	11/01/2021				
									cabemot			2,172,362.00	34.00*	11/01/2022				
									cabemot			2,236,255.00	35.00*	11/01/2023				
									cabemot			2,300,148.00	36.00*	11/01/2024				
									cabemot			2,364,041.00	37.00*	11/01/2025				
									cabemot			2,427,934.00	38.00*	11/01/2026				
									cabemot			2,491,827.00	39.00*	11/01/2027				
									cabemot			2,555,720.00	40.00*	11/01/2028				
									cabemot			2,619,613.00	41.00*	11/01/2029				
									campex	1,128,372.00	17.66*			01/01/2014				
									Total	2,725,637.00								
2200	OFFICE	7,825	0	0	-VACANT-	Vacant		-	-									
2201 / Activated / Permissive - Unit 2	OFFICE	112	112	112	9012278 - Hines GS Properties Inc DBA Hines GS Properties Inc	Current	05/23/2002	Yes	-								Termination Option Termination Option	12/01/08
2202	OFFICE	40	0	0	-VACANT-	Vacant		-	-									
2203 Expansion / Activated / Expansion - Storage Space	OFFICE	120	120	120	9010707 - Parsons Transportation Group Inc DBA Parsons Transportation Group Inc	Current	07/25/2006 - 07/31/2016	Yes	castor	3,600.00	25.00			08/01/2008			Renewal Option Termination Option Termination Option	10/31/15 10/30/12
									Total	3,600.00								
2210 OriginalLease / Activated / Original Lease	OFFICE	2,664	2,664	2,664	9017824 - Standard Chartered Bank DBA Standard Chartered Bank	Current	05/03/2013 - 07/31/2018	No	cabemot	77,256.00	29.00			10/01/2014	40,000.00*	-4,160.83*		
									cropex	48,534.76	18.22			01/01/2014				
									Total	125,890.76								

1* - Charges are combined for the Units : 220, 300, 500, 600 and the total SF is 63,893
2* - Security Deposit / AR Balance are combined for the Units : 2210, 2215

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2215 Expansion / Activated / 1st Amend - Expansion	OFFICE	2,163	2,163	2,163	t0078266 - Standard Chartered Bank DBA Standard Chartered Bank	Current	09/30/2010 - 07/31/2016	No	cabmef	82,104.00	38.06			08/01/2014				
									cabmef			84,357.00	39.00	08/01/2015				
									cecpex	40,383.44	18.63			01/01/2014				
									Total	122,487.44								
2220	OFFICE	2,399	0	0	-VACANT-	Vacant												
2225 Original Lease / Activated / Original Lease	OFFICE	3,558	3,558	3,558	t0124684 - Vocity Inc DBA Vocity Inc	Current	07/15/2014 - 08/31/2019	No	cabmef	236,464.00	48.00*			07/15/2014	0.00*	0.00*		
									cabmef			295,057.92	49.44*	08/01/2015				
									cabmef			[illegible]	50.92*	08/01/2016				
									cabmef			313,021.56	52.45*	08/01/2017				
									cabmef			322,371.48	54.02*	08/01/2018				
									cecpex	110,860.44	19.58*			07/15/2014				
									Total	337,324.44								
2250 Original Lease / Activated / Original Lease	OFFICE	2,412	2,412	2,412	t0124684 - Vocity Inc DBA Vocity Inc	Current	07/15/2014 - [illegible]	No	cecpexa	-44,304.06	-18.58			07/15/2014				
									cabmab	-115,776.00	-48.00			09/15/2014				
2275 Original Lease / Activated / Original Lease	OFFICE	1,702	1,702	1,702	t0116158 - Digi International Inc DBA Digi International Inc	Current	09/07/2010 - 09/06/2017	No	cabmef	62,975.00	37.00			09/07/2014	6,250.45	[illegible]		
									cabmef			64,676.00	38.00	09/07/2015				
									cabmef			66,378.00	39.00	09/07/2016				
									cecpex	33,465.44	19.66			01/01/2014				
									Total	36,440.40								

1* - Security Deposit / AR Balance are combined for the Units : 2225, 2250
2* - Charges are combined for the Units : 2225, 2250 and the total SF is 5,968

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2300	OFFICE	20,569	0	0	-VACANT-	vacant		-	-						0.00	0.00		
2400	OFFICE	3,523	0	0	-VACANT-	vacant		-	-									
2420	OFFICE	935	0	0	-VACANT-	vacant												
2430 OriginalLease / Activated / Original Lease	OFFICE	5,936	5,936	5,936	t0011196 - MSCI Inc. DBA MSCI Inc.	Current	04/01/2009 - 03/31/2016	No	ocomof	268,376.56	45.21			04/01/2014	0.00	31,377.61	One (1) - 3 Year Renewal	04/01/15
									ocomof			276,439.56	46.57	04/01/2015				
									ocopex	111,787.56	18.83			01/01/2014				
									Total	380,164.12								
2440 Renewal / Activated / 1st Amend - Renewal	OFFICE	1,185	1,185	1,185	t0019983 - Pelli Clarke Pelli Architects LLP DBA Pelli Clarke Pelli Architects LLP	Current	10/01/2008 - 09/30/2016	No	ocomof	47,992.56	40.50			10/01/2014	11,500.00	6,114.76		
									ocomof			49,177.56	41.50	10/01/2015				
									oenpex	27,876.48	23.52			01/01/2014				
									Total	75,869.04								
2450 OriginalLease / Activated / Original Lease	OFFICE	9,132	9,132	9,132	t0012375 - General Services Administration DBA General Services Administration	Current	12/08/2013 - 12/07/2018	No	ocopex	86,228.16	9.44			12/08/2013	0.00	23,744.96	Termination option	
									ocomof	255,962.96	28.03			08/01/2014				
									Total	342,191.12								

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/ SF	Future Amount	$/ SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2500 Expansion / Activated / Phase II - 4	OFFICE	20,620	20,620	20,620	t0097229 - Salesforce.com, Inc. DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2033	No	cabmoT	742,320.00	36.00			09/01/2014			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/28
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/25
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cabmoT			762,940.00	37.00	09/01/2015				
									cabmoT			783,560.00	38.00	09/01/2016				
									cabmoT			804,180.00	39.00	09/01/2017				
									cabmoT			824,800.00	40.00	09/01/2018				
									cabmoT			845,420.00	41.00	09/01/2019				
									cabmoT			866,040.00	42.00	09/01/2020				
									cabmoT			886,660.00	43.00	09/01/2021				
									cabmoT			907,280.00	44.00	09/01/2022				
									cabmoT			927,900.00	45.00	09/01/2023				
									cabmoT			948,520.00	46.00	09/01/2024				
									cabmoT			969,140.00	47.00	09/01/2025				
									cabmoT			989,760.00	48.00	09/01/2026				
									cabmoT			1,010,380.00	49.00	09/01/2027				
									coopex	364,155.48	17.66			01/01/2014				
									Total	1,106,475.48								

1* - Charges are combined for the Units 2500, 2700 and the total SF is 41,3[illegible]4

50 Fremont, San Francisco, California

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/29/2014
Show Vacancies = Yes Amounts By = Annually Sort By = Unit Include Future = Yes Summary Only = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/ SF	Future Amount	$/ SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2600 Expansion / Accreted / Phase II - 2	OFFICE	20,620	20,620	20,620	t0097224 - Salesforce.com Inc DBA: Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	cabmo1*	1,489,104.00	36.00*			09/01/2014			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/28
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	11/31/26
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cabmo1*			1,530,468.00	37.00*	09/01/2015				
									cabmo1*			1,571,832.00	38.00*	09/01/2016				
									cabmo1*			1,613,196.00	39.00*	09/01/2017				
									cabmo1*			1,654,560.00	40.00*	09/01/2018				
									cabmo1*			1,695,924.00	41.00*	09/01/2019				
									cabmo1*			1,737,288.00	42.00*	09/01/2020				
									cabmo1*			1,778,652.00	43.00*	09/01/2021				
									cabmo1*			1,820,016.00	44.00*	09/01/2022				
									cabmo1*			1,861,380.00	45.00*	09/01/2023				
									cabmo1*			1,902,744.00	46.00*	09/01/2024				
									cabmo1*			1,944,108.00	47.00*	09/01/2025				
									cabmo1*			1,985,472.00	48.00*	09/01/2026				
									cabmo1*			2,026,836.00	49.00*	09/01/2027				
									cropexx	730,503.12	17.66*			01/01/2014				
									Total	2,219,607.12								

1* - Charges are combined for the Units : 2600, 2700 and the total SF is 41,364

2* - Security Deposit / AR Balance are combined for the Units : 1000, 1100, 1150, 1200, 1400, 2200, 2500, 2600, 2700, 2800, 2900, 300, 3000, 3100, 3200, 3300, 3400, 3500, 3600, 3700, 400, 4000, 500, 5000, 700, 800, 900

50 Fremont, San Francisco, California

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2700 Expansion / Activated / Phase II - 2	OFFICE	20,744	20,744	20,744	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-						0.00**	32,000.77**	Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
2800 Original Lease / Activated / Phase - I - 1	OFFICE	19,250	13,250	19,250	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	cbrent**	3,405,325.00	35.00**			11/01/2013			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cbrent**			3,502,520.00	36.00**	11/01/2014				
									cbrent**			3,599,915.00	37.00**	11/01/2015				
									cbrent**			3,697,210.00	38.00**	11/01/2016				
									cbrent**			3,794,505.00	39.00**	11/01/2017				
									cbrent**			3,891,800.00	40.00**	11/01/2018				
									cbrent**			3,989,095.00	41.00**	11/01/2019				
									cbrent**			4,086,390.00	42.00**	11/01/2020				
									cbrent**			4,183,685.00	43.00**	11/01/2021				
									cbrent**			4,280,980.00	44.00**	11/01/2022				
									cbrent**			4,378,275.00	45.00**	11/01/2023				
									cbrent**			4,475,570.00	46.00**	11/01/2024				
									cbopex	1,718,992.28	17.65**			01/01/2014				

** - Charges are combined for the Units 2600, 2800, 3000, 3100, 3200 and the total SF is 97,295

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes Amounts By = [illegible] Sort By = Unit Include Future = Yes Summary Only = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									Total	6,125,317.28								
2000 Original Lease / Activated / Phase - I - 1	OFFICE	18,014	18,014	18,614	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2033	No	-								Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
3 Renewal / Activated / 2nd Amendment - Renewal	OFFICE	1,142	1,142	1,142	t0010464 - Univision Television Group DBA KDTV	Current	05/21/1997 - 03/31/2017	No	[illegible]	22,839.96	20.00			05/01/2008			Renewal Option	07/01/16
									[illegible]	15,000.00	6.72*			04/01/2007				
									Total	37,839.96								
30 Original Lease / Activated / Original Lease	ALTFOO	3,606	3,606	3,606	t0107266 - TYP Restaurant Group Inc DBA Tender Greens	Current	12/28/2012 - 09/23/2023	No	[illegible]	178,280.64	49.44			03/24/2014	55,000.00*	16,682.49*	1st Renewal Option	12/23/22
																	2nd Renewal Option	12/23/27
									[illegible]			183,617.52	50.92	09/24/2015				
									[illegible]			189,134.70	52.45	09/24/2016				
									[illegible]			194,796.12	54.02	03/24/2017				
									[illegible]			200,673.90	55.65	09/24/2018				
									[illegible]			206,659.92	57.31	09/24/2019				
									[illegible]			212,862.24	59.03	09/24/2020				
									[illegible]			219,244.80	60.80	09/24/2021				
									[illegible]			225,843.84	62.63	03/24/2022				
									[illegible]	54,031.44	14.98			01/01/2014				
									Total	232,312.08								

* - Security Deposit / AR Balance are combined for the Units: 30, 35

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/29/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
300 Expansion / Activated / Phase III - 2	OFFICE	20,192	20,192	20,192	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
3000 OriginalLease / Activated / Phase - I - 1	OFFICE	19,897	19,897	19,897	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
3100 OriginalLease / Activated / Phase - I - 1	OFFICE	19,787	19,787	19,787	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only**= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
3200 Original Lease / Activated / Phase - I - 1	OFFICE	19,767	19,767	19,767	t0097224 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	07/31/29
																	Phase III 2nd Extension Term	07/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
3300 Expansion / Activated / Phase - I - 2	OFFICE	19,767	19,767	19,767	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	cabrnoff	2,070,635.00	35.00*			11/01/2013			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	07/31/29
																	Phase III 2nd Extension Term	07/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cabrnoff			2,129,796.00	36.00*	11/01/2014				
									cabrnoff			2,188,957.00	37.00*	11/01/2015				
									cabrnoff			2,248,118.00	38.00*	11/01/2016				
									cabrnoff			2,307,279.00	39.00*	11/01/2017				
									cabrnoff			2,366,440.00	40.00*	11/01/2018				
									cabrnoff			2,425,601.00	41.00*	11/01/2019				
									cabrnoff			2,484,762.00	42.00*	11/01/2020				
									cabrnoff			2,543,923.00	43.00*	11/01/2021				
									cabrnoff			2,603,084.00	44.00*	11/01/2022				
									cabrnoff			2,662,245.00	45.00*	11/01/2023				
									cabrnoff			2,721,406.00	46.00*	11/01/2024				
									cpuptx	1,044,780.88	17.66*			01/01/2014				

* - Charges are combined for the Units 3300, 3400, 3500 and the total SF is 59,161

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/29/2014
Show Vacancies = Yes Amounts By = Annually Sort By = Unit Include Future = Yes Summary Only = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									Total	3,115,485.84								
3400 Expansion / Activated / Phase - 1 - 2	OFFICE	19,767	19,767	19,767	t0007229 - Salesforce.com Inc. DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2034	No	-								Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
35 Original Lease / Activated / Original Lease	MEZZ	1,074	1,074	1,074	t0107266 - TYA Restaurant Group Inc DBA Tender Greens	Current	12/28/2012 - 09/23/2023	No	[illegible]	1,106.28	1.03			09/24/2014			1st Renewal Option	12/23/22
																	2nd Renewal Option	12/23/27
									[illegible]			1,138.44	1.06	09/24/2015				
									[illegible]			1,170.72	1.09	09/24/2016				
									[illegible]			1,215.58	1.13	09/24/2017				
									[illegible]			1,245.84	1.16	09/24/2018				
									[illegible]			1,278.12	1.19	09/24/2019				
									[illegible]			1,321.08	1.23	09/24/2020				
									[illegible]			1,364.04	1.27	09/24/2021				
									[illegible]			1,396.20	1.30	09/24/2022				
									Total	1,106.28								

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/ SF	Future Amount	$/ SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
3500 Expansion / Activated / Phase - I - 2	OFFICE	19,627	19,627	19,627	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
3600 Expansion / Activated / Phase - II - 1	OFFICE	19,526	19,628	19,629	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	cabmoff	1,413,216.00	36.00*			09/01/2014			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									cabmoff			1,452,472.00	37.00*	09/01/2015				
									cabmoff			1,491,728.00	38.00*	09/01/2016				
									cabmoff			1,530,984.00	39.00*	09/01/2017				
									cabmoff			1,570,240.00	40.00*	09/01/2018				
									cabmoff			1,609,496.00	41.00*	09/01/2019				
									cabmoff			1,648,752.00	42.00*	09/01/2020				
									cabmoff			1,688,008.00	43.00*	09/01/2021				
									cabmoff			1,727,264.00	44.00*	09/01/2022				
									cabmoff			1,766,520.00	45.00*	09/01/2023				
									cabmoff			1,805,776.00	46.00*	09/01/2024				
									cabmoff			1,845,032.00	47.00*	09/01/2025				
									cabmoff			1,884,288.00	48.00*	09/01/2026				

1* - Charges are combined for the Units 3500, 3600, 3700 and the total SF is 39,256

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									cabmo1			1,923,544.00	43.00**	09/01/2027				
									ccopex	690,237.00	17.56**			01/01/2014				
									Total	2,106,463.00								
3700 Expansion / Activated / Phase - II - 1	OFFICE	19,628	19,628	15,628	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2038	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
3600 Contraction / Activated / 2nd Amend - Contraction	OFFICE	19,628	19,628	19,628	t0071244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	cabmo1	863,631.96	44.00			01/07/2014			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17
									ccopex	363,023.64	18.50			01/07/2014				
									Total	1,226,655.60								
3900 Contraction / Activated / 2nd Amend - Contraction	OFFICE	19,628	19,628	19,628	t0071244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	cabmo1	863,631.50	44.00			01/07/2014			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17
									ccopex	363,023.64	18.50			01/07/2014				
									Total	1,226,655.60								
4 Expansion / Activated / Storage Space - Expansion	OFFICE	200	200	200	t0071244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	07/01/2007 - 11/30/2017	Yes	castor	4,000.00	20.00			06/22/2008			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/16 11/30/21 11/30/17

1* - Charges are combined for the Units 3600, 3700 and the total SF is 39,256

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									Total	4,000.08								
40 OriginalLease / Activated / Original Lease	RETFOO	1,510	1,510	1,510	t0011061 - Farshad Anvarfard & Hamid Aghazadeh DBA Cafe	Current	05/08/2007 - 03/31/2017	No	caomret	78,772.68	52.17			04/01/2014	0.00	165.25		
									caomret			81,135.84	53.73	04/01/2015				
									caomret			83,569.92	55.34	04/01/2016				
									caopex	22,615.52	14.98			01/01/2014				
									Total	101,388.20								
400 Expansion / Activated / Phase - III - 1	OFFICE	20,192	20,192	20,192	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2035	No	caomoff	504,800.00	25.00			06/01/2013			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									caomoff			524,992.00	26.00	11/01/2014				
									caomoff			545,184.00	27.00	11/01/2015				
									caomoff			565,376.00	28.00	11/01/2016				
									caomoff			585,568.00	29.00	11/01/2017				
									caomoff			605,760.00	30.00	11/01/2018				
									caomoff			625,952.00	31.00	11/01/2019				
									caomoff			646,144.00	32.00	11/01/2020				
									caomoff			666,336.00	33.00	11/01/2021				
									caomoff			686,528.00	34.00	11/01/2022				
									caomoff			706,720.00	35.00	11/01/2023				
									caomoff			726,912.00	36.00	11/01/2024				
									caomoff			747,104.00	37.00	11/01/2025				

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   **Amounts By** = Annually   **Sort By** = Unit   **Include Future** = Yes   **Summary Only**= No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									xxbrent			767,296.00	38.00	11/01/2026				
									xxbrent			787,488.00	39.00	11/01/2027				
									xxbrent			807,680.00	40.00	11/01/2028				
									xxbrent			827,872.00	41.00	11/01/2029				
									xxopex	354,825.84	17.57			01/01/2014				
									Total	859,625.84								
4900 Expansion / Activated / Phase - II - 3	OFFICE	19,628	19,628	19,628	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2033	No	xxbrent	706,608.00	36.00			09/01/2014			Contraction Option	10/31/25
																	Phase I - 1st Extension Term	10/31/23
																	Phase I - 2nd Extension Term	10/31/28
																	Phase II 1st Extension Term	07/31/26
																	Phase II 2nd Extension Term	07/31/31
																	Phase III 1st Extension Term	01/31/29
																	Phase III 2nd Extension Term	01/31/34
																	Purchase Option	
																	ROFO Option	
																	ROFO to Purchase	
									xxbrent			726,236.00	37.00	09/01/2015				
									xxbrent			745,864.00	38.00	09/01/2016				
									xxbrent			765,492.00	39.00	09/01/2017				
									xxbrent			785,120.00	40.00	09/01/2018				
									xxbrent			804,748.00	41.00	09/01/2019				
									xxbrent			824,376.00	42.00	09/01/2020				
									xxbrent			844,004.00	43.00	09/01/2021				
									xxbrent			863,632.00	44.00	09/01/2022				
									xxbrent			883,260.00	45.00	09/01/2023				
									xxbrent			902,888.00	46.00	09/01/2024				
									xxbrent			922,516.00	47.00	09/01/2025				
									xxbrent			942,144.00	48.00	09/01/2026				
									xxbrent			961,772.00	49.00	09/01/2027				
									xxopex	346,518.44	17.66			01/01/2014				

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
									Total	1,053,225.44								
4100 Renewal / Activated / 2nd Amendment - Renewal	OFFICE	19,628	19,628	19,628	t0019864 - Univision Television Group DBA KDTV	Current	03/21/1997 - 05/31/2017	No	cabend?	706,608.00	36.00			04/01/2012	47,344.00*	14,074.23*	Renewal Option	05/01/16
									cropex	366,723.84	18.68			01/01/2014				
									Total	1,073,331.84								
4200	OFFICE	2,347	0	0	-VACANT-	vacant		-	-									
4201	OFFICE	183	0	0	-VACANT-	vacant		-	-									
4210	OFFICE	300	0	0	-VACANT-	vacant		-	-									
4220 Expansion / Activated / Storage Lease Agreement	OFFICE	311	311	311	t0011127 - Drinker Biddle & Reath LLP DBA Drinker Biddle and Reath LLP	Current	10/17/2005 - 10/16/2013	Yes	cstor	6,219.96	20.00			12/23/2013			LL's or T's Termination Option Renewal Option Renewal Option Right Of First Offer Termination Option	 10/15/17 10/15/22
									Total	6,219.96								
4230 Expansion / Activated / 2nd Amend - Relocation	OFFICE	868	868	868	t0011244 - Mellon Capital Management Corporation DBA Mellon Capital Management Corporation	Current	02/01/2007 - 11/30/2017	Yes	cstor	13,020.00	15.00			01/07/2014			1st Renewal Option 2nd Renewal Option Expansion Option Guaranty Right Of First Offer	11/30/18 11/30/21 11/30/17
									Total	13,020.00								
4400	ROOFSAT	0	0	0	-VACANT-	vacant		-	-									
4410 Renewal / Activated / 1st Amend - Renewal	ROOFSAT	0	0	0	t0015185 - Cogent Communications Inc DBA Cogent Communications Inc	Current	07/11/2006 - 04/30/2015	No	rmisc	6,753.00	0.00			05/01/2014	0.00	562.75	Renewal Option	01/30/15
									Total	6,753.00								

* - Security Deposit / AR Balance are combined for the Units : 3, 4100

Rent Roll

Property = cb586001 - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes   Amounts By = Annually   Sort By = Unit   Include Future = Yes   Summary Only= No

Property : cb586001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
4420 OriginalLease / Activated / Original Lease	ROOFSAT	0	0	0	8013170 - Verizon DBA Verizon	Current	11/27/1990	Yes	[illegible]	5,000.04	0.00			01/01/2012	1,000.00	275.26	MTM Termination Option	
									Total	5,000.04								
4430	ROOFSAT	0	0	0	-VACANT-	Vacant		--	-									
5 OriginalLease / Activated / Neutral Host Lease Agmt	OFFICE	500	500	500	8782772 - New Cingular Wireless PCS LLC DBA New Cingular Wireless PCS LLC	Current	06/11/2012 - 06/10/2022	No	[illegible]	12,000.00	50.00			06/11/2012	0.00	0.00	Renewal Option	04/11/22
									Total	15,000.00								
500 Expansion / Activated / Phase III - 2	OFFICE	20,192	20,192	20,192	8097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2034	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/51 01/31/29 01/31/34
6	OTHER	0	0	0	-VACANT-	Vacant	-	--	-	0	0.00	0.00	0.00	--				
500 Expansion / Activated / Phase III - 2	OFFICE	20,192	20,192	20,192	8097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2033	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/51 01/31/29 01/31/34

1* - Charges are combined for the Units 700, 900 and the total SF is 40,377

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/26/2014
Show Vacancies = Yes   **Amounts By** = Annually   **Sort By** = Unit   **Include Future** = Yes   **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
700 Expansion / Activated / Phase III - 3	OFFICE	20,186	20,186	20,186	t0097229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2039	No	cabmof	1,009,425.00	25.00**			02/01/2014			Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
									cabmof			1,049,802.00	26.00**	11/01/2014				
									cabmof			1,090,179.00	27.00**	11/01/2015				
									cabmof			1,130,556.00	28.00**	11/01/2016				
									cabmof			1,170,933.00	29.00**	11/01/2017				
									cabmof			1,211,310.00	30.00**	11/01/2018				
									cabmof			1,251,687.00	31.00**	11/01/2019				
									cabmof			1,292,064.00	32.00**	11/01/2020				
									cabmof			1,332,441.00	33.00**	11/01/2021				
									cabmof			1,372,818.00	34.00**	11/01/2022				
									cabmof			1,413,195.00	35.00**	11/01/2023				
									cabmof			1,453,572.00	36.00**	11/01/2024				
									cabmof			1,493,949.00	37.00**	11/01/2025				
									cabmof			1,534,326.00	38.00**	11/01/2026				
									cabmof			1,574,703.00	39.00**	11/01/2027				
									cabmof			1,615,080.00	40.00**	11/01/2028				
									cabmof			1,655,457.00	41.00**	11/01/2029				
									mopex	713,053.50	17.66**			02/01/2014				
									Total	1,722,478.50								

** - Charges are combined for the Units 700, 800 and the total SF is 40,377

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/25/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
800 Expansion / Activated / Phase III - 3	OFFICE	20,191	20,191	20,191	t0067229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2031	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
900 Expansion / Activated / 1st Amend - Expansion 1	OFFICE	20,155	20,155	20,155	t0067229 - Salesforce.com Inc DBA Salesforce.com Inc	Current	12/01/2012 - 04/30/2030	No	-								Contraction Option Phase I - 1st Extension Term Phase I - 2nd Extension Term Phase II 1st Extension Term Phase II 2nd Extension Term Phase III 1st Extension Term Phase III 2nd Extension Term Purchase Option ROFO Option ROFO to Purchase	10/31/25 10/31/23 10/31/28 07/31/26 07/31/31 01/31/29 01/31/34
	Total SF	820,077	744,588	749,880														

	Occupied SF	Leased SF	Current Amount	Security Deposit	# of Units	% Occupied	% Leased	AR Balance
Current / Notice Tenants			35,620,598.72	221,782.49				144,424.31
Future Tenants			75,373.00	0.00				0.00
Leased Units	N/A	749,880				N/A	91.44 %	
Occupied Units	744,588	N/A			65	90.79 %	N/A	
Vacant Units	75,489	70,190.00			23	9.21 %	8.56 %	
Total	820,077	820,077	35,620,598.72	221,782.49	88			144,424.31

Rent Roll

Property = cb596001 - 50 Fremont Street
As Of Date = 10/20/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only** = No

Property : cb596001 - 50 Fremont Street

Unit	Unit Type	Unit SF	Occupied SF	Leased SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date

Future Leases and Amendments

Unit	Unit Type	Current SF	Future SF	Tenant	Status	From / To	MTM	Charge Code	Current Amount	$/SF	Future Amount	$/SF	Effective Date	Security Deposit	AR Balance	Options	Notice Date
2210 Renewal / Activated / 1st Amend - Renewal	OFFICE	2,664	2,664	t0076268 - Standard Chartered Bank DBA Standard Chartered Bank	Future	08/03/2010 - 07/31/2016	No	-						40,000.00	-4,180.83		
2215 Renewal / Activated / 1st Amend - Renewal	OFFICE	2,153	2,153	t0076268 - Standard Chartered Bank DBA Standard Chartered Bank	Future	08/03/2010 - 07/31/2016	No	-									
5 Renewal / In Process / 1st Amend - Renewal	OTHER	0	0	t0107267 - Level 3 Communications LLC DBA Level 3 Communications LLC	Past	08/07/2012 - 08/31/2014	No							18,000.00	-1,500.00		
20 Original Lease / Cancelled / Original Lease	RETMN	5,292	5,292	t0125940 - SoulCycle 71 First Street LLC DBA SoulCycle	Future		No	[illegible]			275,184.00	52.00	12/05/2014	0.00	0.00		
								[illegible]			316,461.60	59.80	12/05/2019				
								[illegible]	75,358.08		-1.00	-1	06/04/2014				
								[illegible]			-275,184.00	-52.00	12/05/2014				
								[illegible]			-254,016.00	-48.00	06/05/2015				

(*) = Security Deposit / AR Balance are distributed for the units

Rent Roll

Property = [illegible] - 50 Fremont Street
As Of Date = 10/28/2014
Show Vacancies = Yes **Amounts By** = Annually **Sort By** = Unit **Include Future** = Yes **Summary Only**= No

Report Totals

	Occupied SF	Leased SF	Current Amount	Security Deposit	# of Units	% Occupied	% Leased	AR Balance
Current / Notice Tenants			36,554,239.04	221,792.58				'44,424.31
Future Tenants			77,303.06	0.00				0.00
Leased Units	N/A	749,883				N/A	91.44 %	
Occupied Units	744,588	N/A			65	90.79 %	N/A	
Vacant Units	75,489	70,197.00			23	9.21 %	8.55 %	
Total	820,077	820,077	36,626,508.72	221,792.68	88			'44,424.31

50 Fremont, San Francisco, California

EXHIBIT C

LIST OF SERVICE AGREEMENTS

Exhibit C – List of Service Agreements

Vendor Name	Service Provided	Contract Date	Cancellation / Termination Provision
ABM Janitoiral	JANITORIAL	1/16/2013	30-days
ABM Parking	PARKING	5/1/2013	30-days
Allied Barton	Security	5/1/2014	30-days
ASCO	EMERGENCY POWER EQUIPMENT	9/1/2013	30-days
Baker's Floor Care	METAL & STONE MAINTENANCE	4/1/2014	30-days
BSI-Broadcast Services, Inc.	ROOFTOP TELECOM MANAGER	7/1/2009	M-T-M
BSS	BUILDING SAFETY TRAINING	2/14/2014	30-days
Caledonian	Windown Washing	9/12/2012	30-days
Capitol Communications	RISER MANAGER	7/15/2009	30-days
G4S (formally Touchcom)	ACCESS CONTROL SYSTEM	5/1/2009	30-days
Garratt-Callahan	WATER TREATMENT	7/1/2014	30-days
GreenCitizen	E-WASTE	5/1/2012	30-days
Hines/Elm Prop	LANDSCAPING (Interior & Exterior)	1/2/2014	30-days
LVI / Northstar	DISASTER RECOVERY	1/14/2011	30-days
Manntech	EXTERIOR BLDG MAINT RIG	No contract	Warranty exp. 2/7/15
OTIS	Elevator Maintenance	3/1/2012	90-days
RedHawk	FIRE / LIFE SAFETY	11/10/2011	30-days
RedHawk	FIRE ALARM MONITORING	11/10/2011	30-days
Send Word Now	MASS NOTIFICATION	2/1/2014	30-days
Terminix	PEST CONTROL	5/1/2011	30-days

EXHIBIT D

Attention:

Recording Requested By And When Recorded Return To:

____

____

____

Attention: ______________________

Mail Tax Statements To:

____

____

____

Attention: __________________

(Space above this line for Recorder's use)

Documentary Transfer Tax is not of public record

And is shown on a separate sheet attached to this Deed.

GRANT DEED

For valuable consideration, receipt of which is hereby acknowledged, [__________________], a [__________________] ("Grantor"), hereby grants to [__________________], a [__________________] ("Grantee"), the real property located in the City and County of San Francisco, State of California, described on Exhibit A attached hereto and made a part hereof (the "Property").

This conveyance is made subject to (a) all declarations, easements, restrictions, and any and all other matters of record; (b) all title matters relating to the Property that are discoverable by means of an accurate survey or inspection of the Property, (c) a lien not yet delinquent for taxes for real property, and any general or special assessments against the Property, (d) rights of tenants, as tenants only, of the Property under the terms and conditions of all leases at the Property; and (e) any liens or encumbrances created by the acts or omissions of Grantee, including, without limitation, any liens created arising from or out of any alterations, work performed, materials furnished or obligations incurred by salesforce.com, inc., a Delaware corporation, as tenant under that certain Office Lease dated January 5, 2012, as amended; and (f) zoning ordinances and regulations and any other laws, ordinances, or governmental regulations restricting or regulating the use, occupancy, maintenance or enjoyment of the Property.

Executed as of this _______ day of _______________, 20_______.

Signed:

By:_______________________________________
Name:_____________________________________
Its:_______________________________________

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 19, PARCEL A, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL TWO:

LOT 20, PARCEL B, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCELS ONE AND TWO FOR ROADWAY, LIGHT AND AIR AS GRANTED IN DEED FROM ISABEL SPRAGUE, FORMERLY KNOWN AS ISABEL W. DONAHUE AND FORMERLY KNOWN AS BELLE W. DONAHUE, TO CHAS C. MOORE & CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED JULY 7, 1913, RECORDED JANUARY 19, 1914, IN BOOK 772 OF DEEDS, AT PAGES 285, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IN AGREEMENT BY AND BETWEEN ISABEL W. SPRAGUE AND CHAS C. MOORE AND CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED NOVEMBER 6, 1913, RECORDED JANUARY 19, 1914, IN BOOK 41 OF COVENANTS, AT PAGE 220, IN THE OFFICE OF THE RECORDER.

PARCEL FOUR, AS TO AN UNDIVIDED 2/3 INTEREST IN AND TO:

COMMENCING AT A POINT ON THE NORTHWESTERLY LINE OF MISSION STREET, DISTANT THEREON 129 FEET, 6 INCHES NORTHEASTERLY FROM THE INTERSECTION OF SAID NORTHWESTERLY LINE OF MISSION STREET WITH THE NORTHEASTERLY LINE OF FIRST STREET; RUNNING THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE OF MISSION STREET 16 FEET; THENCE AT A RIGHT ANGLE NORTHWESTERLY 113 FEET, 4 INCHES; THENCE AT A RIGHT ANGLE SOUTHWESTERLY 16 FEET; THENCE AT A RIGHT ANGLE SOUTHEASTERLY 113 FEET, 4 INCHES TO THE NORTHWESTERLY LINE OF MISSION STREET AND THE POINT OF COMMENCEMENT.

PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT OVER AND ACROSS PARCEL FOUR FOR THE PURPOSE OF CONSTRUCTION, OPERATION AND REPAIR OF A PEDESTRIAN WALKWAY, AS CONTAINED IN THAT CERTAIN GRANT OF EASEMENT RECORDED JANUARY 2, 1987 IN BOOK E250 AT PAGE 441, OFFICIAL RECORDS

Assessor's Lot 019; Block 3709 (Affects Parcel One);
Lot 020; Block 3709 (Affects Parcel Two);
Lot 06A; Block 3709 (Affects Parcel Four)
APN: Block 3709 Lot 019

STATE OF ____________________)

COUNTY OF __________________)

On ________________________, before me, __________________________________, a Notary Public, personally appeared ____ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____
Signature of Notary Public

(Notary Seal)

EXHIBIT E

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("**Assignment**") is entered as of this ____ day of _____, 20__ by and between ______________________________ ______________________________, a _______ corporation with its offices at ________ ______________________________ ("**Assignor**") and ______________________________, a __________ company whose mailing address is ______________________________ ______________________________ ("**Assignee**").

WHEREAS, Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions ("**Agreement**") dated as of ________________, 20__,

WHEREAS, pursuant to the Agreement, Assignor has agreed to convey to Assignee that certain real property commonly known as 50 Fremont, San Francisco, California, as more particularly described on **Exhibit A** attached hereto (the "Property"). Initially capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Agreement; and

WHEREAS, Assignor desires to assign its interests in and Assignee desires to accept the assignment of Assignor's right, title, and interest in (i) those certain leases, subleases, licenses or other occupancy agreements including all amendments, affecting the Property which are shown on Exhibit B attached hereto (the "Leases"), (ii) those certain service agreements affecting the Property shown on Exhibit C attached hereto (the "Service Agreements") and (iii) without warranty, all intangible property now or hereafter owned by Seller and used in connection with the Property, including, without limitation, consents, licenses, approvals, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications relating to the Property, but specifically excluding any rights to use the name TIAA or Teachers or variations thereof (the "Intangible Property"), on the terms and conditions provided herein including Assignee's assumption of Assignor's obligations under the Leases and Service Agreements.

NOW, THEREFORE, IN CONSIDERATION of the purchase of the Property by Assignee from Assignor, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Leases.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor's right, title and interest in and to the Leases, including any security deposits thereunder held by Assignor and any lease guaranties pertaining to the Leases.

Assignee hereby accepts the assignment of all of Assignor's right, title and interest in and to the Leases, and assumes all the obligations of Assignor under and arising out of the Leases

which are applicable to the period from and after the date hereof and of the obligations of Assignor respecting the security deposits turned over to Assignee. Assignee will hold Assignor harmless and free from any liability with reference to the security deposits to the extent same are received by or credited to Assignee.

2. Assignment of Service Agreements.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor's right, title and interest in and to the Service Agreements.

Assignee hereby accepts the assignment of all of Assignor's right, title and interest in and to said Service Agreements, and assumes all the obligations of Assignor under and arising out of the Service Agreements which are applicable to the period from and after the date hereof and of the obligations of Assignor.

3. Intangible Property.

Assignor hereby assigns and transfers to Assignee, without warranty, as of the date hereof, all of Assignor's right, title and interest in and to the Intangible Property.

4. Representations and Warranties.

The assignments and transfers of Assignor made pursuant to this Agreement and Assignee's acceptance of the same are without any representation or warranty by Assignor.

5. Indemnifications. Assignor hereby indemnifies and agrees to protect, defend and hold Assignee harmless from and against any and all claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred or suffered by Assignee in connection with the Leases and Service Agreements and arising or accruing prior to the date hereof. Assignee hereby indemnifies and agrees to protect, defend and hold Assignor harmless from and against any and all actions, suits, proceedings, claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred or suffered by Assignor in connection with the Leases and Service Agreements and first arising and accruing on or after the date hereof.

6. Successors and Assigns.

All of the covenants, terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

7. Counterparts.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

8. Governing Law.

This Assignment will be governed by and construed in accordance with the laws of the

State of California.

ASSIGNOR:

____

____

By:______________________________________
Name:____________________________________
Title:_____________________________________

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

50 Fremont, San Francisco, California

ASSIGNEE:

____

____

By:____

Name:______________________________________

Title:_______________________________________

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 19, PARCEL A, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL TWO:

LOT 20, PARCEL B, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCELS ONE AND TWO FOR ROADWAY, LIGHT AND AIR AS GRANTED IN DEED FROM ISABEL SPRAGUE, FORMERLY KNOWN AS ISABEL W. DONAHUE AND FORMERLY KNOWN AS BELLE W. DONAHUE, TO CHAS C. MOORE & CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED JULY 7, 1913, RECORDED JANUARY 19, 1914, IN BOOK 772 OF DEEDS, AT PAGES 285, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IN AGREEMENT BY AND BETWEEN ISABEL W. SPRAGUE AND CHAS C. MOORE AND CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED NOVEMBER 6, 1913, RECORDED JANUARY 19, 1914, IN BOOK 41 OF COVENANTS, AT PAGE 220, IN THE OFFICE OF THE RECORDER.

PARCEL FOUR, AS TO AN UNDIVIDED 2/3 INTEREST IN AND TO:

COMMENCING AT A POINT ON THE NORTHWESTERLY LINE OF MISSION STREET, DISTANT THEREON 129 FEET, 6 INCHES NORTHEASTERLY FROM THE INTERSECTION OF SAID NORTHWESTERLY LINE OF MISSION STREET WITH THE NORTHEASTERLY LINE OF FIRST STREET; RUNNING THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE OF MISSION STREET 16 FEET; THENCE AT A RIGHT ANGLE NORTHWESTERLY 113 FEET, 4 INCHES; THENCE AT A RIGHT ANGLE SOUTHWESTERLY 16 FEET; THENCE AT A RIGHT ANGLE SOUTHEASTERLY 113 FEET, 4 INCHES TO THE NORTHWESTERLY LINE OF MISSION STREET AND THE POINT OF COMMENCEMENT.

PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT OVER AND ACROSS PARCEL FOUR FOR THE PURPOSE OF CONSTRUCTION, OPERATION AND REPAIR OF A PEDESTRIAN WALKWAY, AS CONTAINED IN THAT CERTAIN GRANT OF EASEMENT RECORDED JANUARY 2, 1987 IN BOOK E250 AT PAGE 441, OFFICIAL RECORDS

Assessor's Lot 019; Block 3709 (Affects Parcel One);
Lot 020; Block 3709 (Affects Parcel Two);
Lot 06A; Block 3709 (Affects Parcel Four)

EXHIBIT B

LEASES

Exhibit B – Schedule of Existing Tenants
Updated 11-7-14

Tenant Name	Original Lease Date	Amendment #	Amendment Date
New Cingular Wireless PCS, LLC	6/11/2012		
Univision Television Group, Inc.	8/12/1996	1	4/9/2001
		2	12/30/2005
Level 3 Communications	8/7/2014	1	9/9/2014
Cogent Comm	7/11/2000		5/1/2010
Drinker Biddle & Reath LLP	5/16/2003		
Farshad Afsarifard and Hamid Aghazadeh (d/b/a Cello)	8/28/2006	1	Jan-07
General Services Administration	5/5/2006		
Hines GS Properties Inc.	5/20/2002	1	6/1/2007
		2	6/1/2007
		3	1/1/2009
		4	12/1/2010
		5	1/1/2012
		6	6/1/2012
		7	8/19/2013
Hines Storage Lease and Supplmental License Agreements	7/1/2008		
Note: Hines Leases will expire at closing and will not be assigned.			
Jisoo Yoo and Julie Yoo (d/b/a Julie's Kitchen)	11/28/2005	1	4/26/2010
MSCI Inc.	11/5/2008		
Pelli Clarke Pelli, LLP	9/15/2006	1	6/15/2011
San Francisco Soup Company	10/1/2004		
Mellon Capital Management Corporation	12/21/2006	1	3/30/2007
		2	12/24/2013
Parsons Transportation Group Inc.	1/10/1986	1	3/3/2006
Verizon	11/27/1989		
Standard Chartered Bank	7/29/2010	1	6/4/2013
TYP Resturant Group Inc. (d/b/a Tender Greens)	12/10/2012		
salesforce.com, inc.	12/1/2012	1	7/1/2013
City National Bank	7/ /2013		
Digi International Inc.	4/28/2013		
Transbay Tower LLC	10/28/2013		
HSM Coffee, LLC	2/3/2014		
Vlocity, Inc	6/18/2014		
Soulcycle 75 First Street, LLC	8/1/2014		

EXHIBIT C

SERVICE AGREEMENTS

Exhibit C -- List of Service Agreements

Vendor Name	Service Provided	Contract Date	Cancellation / Termination Provision
ABM Janitoiral	JANITORIAL	1/16/2013	30-days
ABM Parking	PARKING	5/1/2013	30-days
Allied Barton	Security	5/1/2014	30-days
ASCO	EMERGENCY POWER EQUIPMENT	9/1/2013	30-days
Baker's Floor Care	METAL & STONE MAINTENANCE	4/1/2014	30-days
BSI-Broadcast Services, Inc	ROOFTOP TELECOM MANAGER	7/1/2009	M-T-M
BSS	BUILDING SAFETY TRAINING	2/14/2014	30-days
Caledonian	Windown Washing	9/12/2012	30-days
Capitol Communications	RISER MANAGER	7/15/2009	30-days
G4S (formally Touchcom)	ACCESS CONTROL SYSTEM	5/1/2009	30-days
Garratt-Callahan	WATER TREATMENT	7/1/2014	30-days
GreenCitizen	E-WASTE	5/1/2012	30-days
Hines/Elm Prop	LANDSCAPING (Interior & Exterior)	1/2/2014	30-days
LVI / Northstar	DISASTER RECOVERY	1/14/2011	30-days
Manntech	EXTERIOR BLDG MAINT RIG	No contract	Warranty exp. 2/7/15
OTIS	Elevator Maintenance	3/1/2012	90-days
RedHawk	FIRE / LIFE SAFETY	11/10/2011	30-days
RedHawk	FIRE ALARM MONITORING	11/10/2011	30-days
Send Word Now	MASS NOTIFICATION	2/1/2014	30-days
Terminix	PEST CONTROL	5/1/2011	30-days

EXHIBIT F
FIRPTA CERTIFICATE

CERTIFICATE REGARDING FOREIGN INVESTMENT
IN REAL PROPERTY TAX ACT
(ENTITY TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by ________________________, a ________________________ ("**Transferor**") the undersigned hereby certifies, in the capacity stated below, but not in his or her individual capacity, the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2. Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii);

3. Transferor's Federal Employer Identification Number is ___________.

4. Transferor's office address is:

____
____
____

5. The address or description of the property which is the subject matter of the disposition is 50 Fremont Street, San Francisco, CA.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

50 Fremont, San Francisco, California

DATED: ____________, 20___

____
____

By:____________________________________
Name:__________________________________
Title:_________________________________

EXHIBIT G

BILL OF SALE

THIS BILL OF SALE ("**Bill of Sale**") is made this ____ day of ________, 2011 by ____, a ______________, ("**Seller**"), in favor of ____________________________, ("**Purchaser**").

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of _________, 20__ (the "**Agreement**"). Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of Seller's right, title and interest in and to the Fixtures and Personal Property without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Agreement.

WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR ANY OTHER STATE).

This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller.

This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

SELLER:

____

____

By:___________________________________
Name:_________________________________
Title:__________________________________

EXHIBIT H

Intentionally Omitted

EXHIBIT I

TENANT ESTOPPEL CERTIFICATE

THIS **TENANT ESTOPPEL CERTIFICATE** ("**Certificate**"), dated as of ________ __, 20___, is executed by __________________, a ____________ ("**Tenant**") in favor of ____________________________________, a _________________, together with its nominees, designees and assigns (collectively, "**Purchaser**") and Purchaser's lenders, investors and partners together with their successors and assigns (collectively, "**Lenders**").

RECITALS

A. Tenant and Landlord have entered into that certain Lease dated as of ________ ___, ___ (together with all amendments, modifications, supplements, guarantees and restatements thereof, the "**Lease**"), for a portion of that certain real property commonly known as 50 Fremont, San Francisco, California (the "**Property**").

B. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

C. Landlord has requested that Tenant execute this Certificate with an understanding that Purchaser and the Lenders will rely on the representations and agreements below in acquiring the Property and Landlord's interest under the Lease.

NOW, THEREFORE, Tenant certifies, warrants, and represents to Purchaser and Lenders as follows:

Section 1. Lease. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof: ____________________________________ ____.

(If none, please state "None.")

Section 2. Leased Premises. Pursuant to the Lease, Tenant leases those certain premises (the "**Leased Premises**") consisting of approximately __________ rentable square feet within the Property, as more particularly described in the Lease.

Section 3. Full Force of Lease. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect has not been terminated and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor's rights.

Section 4. Complete Agreement. The Lease constitutes the complete agreement between Landlord and Tenant for the Leased Premises and the Property, except as modified by the Lease amendments noted above (if any), has not been modified, altered or amended.

Section 5. Acceptance of Leased Premises. Tenant has accepted possession and is currently occupying the Leased Premises.

Section 6. Lease Term. The term of the Lease commenced on ________ ___, ______ and ends on ________ ___, _____, subject to the following options to extend: ________ ____.
(If none, please state "None.")

Section 7. Purchase Rights. Tenant has no option, right of first refusal, right of first offer, or other right to acquire or purchase all or any portion of the Leased Premises or all or any portion of, or interest in, the Property, except as follows: ______________________________ ____.
(If none, please state "None.")

Section 8. Rights of Tenant. Except as expressly stated in this Certificate, Tenant:

(a) has no right to renew or extend the term of the Lease;

(b) has no right, title, or interest in the Leased Premises, other than as Tenant under the Lease.

Section 9. Rent.

(a) The rent under the Lease is current, and Tenant is not in default in the performance of any of its obligations under the Lease.

(b) Tenant is currently paying base rent under the Lease in the amount of $________ per month. Tenant has not received and is not, presently, entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows: ______________________________ ____.
(If none, please state "None.")

(c) Tenant's estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is ___% and is currently being paid at the rate of $________ per month.

(d) There are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant's occupancy of the Leased Premises, nor is there a state of facts which with the passage of time or the giving of notice or both could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease, except as follows: ______________ ____.
(If none, please state "None.")

Section 10. Security Deposit. The amount of Tenant's security deposit held by Landlord under the Lease is $___________ and is in the form of [cash/letter of credit].

Section 11. Prepaid Rent. The amount of prepaid rent, separate from the security deposit, is $__________, covering the period from ________ ___, ______ to ________ ___, 20___.

Section 12. Pending Actions. There is not pending or, to the knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

Section 13. Tenant Improvements. As of the date of this Certificate, to the best of Tenant's knowledge, Landlord has performed all construction obligations required of Landlord pursuant to the Lease and fully funded any construction or improvement allowance under the Lease, except as follows: ____

____.
(If none, please state "None.")

Section 14. Assignments by Landlord. Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord. Tenant hereby consents to an assignment of leases and rents to be executed by Landlord to Purchaser in connection with the acquisition of the Property by Purchaser and acknowledges that said assignment does not violate the provisions of the Lease.

Section 15. Assignments by Tenant. Tenant has not sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee, except as follows: ___

__________________________.
(If none, please state "None.")

Tenant makes this Certificate with the knowledge that it will be relied upon by Purchaser and the Lenders.

Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

TENANT:

____,
a ____

By:________________________________
Name: ______________________________
Its:________________________________

EXHIBIT J

INTENTIONALLY OMITTED

EXHIBIT K

INTENTIONALLY OMITTED

EXHIBIT L

Tenant Notice Letter

TENANT NOTICE LETTER
_____________, 20___

HAND DELIVERED

TO: All Tenants at __________________________ (the "**Property**")

RE: ______________________
Notification Regarding Change of Ownership

This letter is to notify you as a Tenant at the referenced Property, that the Property has been sold by ______________________________("**Seller**"), to ______________________ ("**Purchaser**"). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

____
____
____
____

Any future correspondence regarding the lease should be sent to the following addresses:

____
____
____
____

With a copy to:

____
____
____
____

As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter. Any and all payments of

rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

Purchaser: ______________________________
____

By: ____________________
Name:____________________
Title:____________________

Seller: ______________________________
____

By: ____________________
Name:____________________
Title:____________________

EXHIBIT M

FEDERAL GOVERNMENT LEASE RIDER

This Federal Government Lease Rider is attached to and made a part of that certain Purchase and Sale Agreement ("**Purchase Agreement**") by and between ____________ ("**Seller**") and ______________ ("**Purchaser**") respecting that certain improved real property commonly known as __________ ("**Property**") and dated as of ______, 2011 ("**Effective Date**").

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2. Federal Contract Law Acknowledgement. The parties to the Purchase Agreement acknowledge that any leases involving the federal government as a tenant are subject to various laws and regulations relating to federal government contracts, including but not limited to the Federal Property and Administrative Services Act of 1949 as amended (40 U.S.C. § 471 et seq.) and regulations promulgated thereunder, the Assignment of Claims Act (41 U.S.C. § 15 and 31 U.S.C. § 3727) and regulations promulgated thereunder, and the Federal Acquisition Regulation (48 C.F.R. Chapter 1).

3. Amendments. The Purchase Agreement is hereby amended as follows:

(a) The following phrase is added at the end of Section [1.1(d)] [Leases] of the Purchase Agreement:

"(the transfer of any lease involving the federal government as a tenant being subject to the provisions of the Assignment of Claims Act and regulations promulgated thereunder)."

(b) Section [4.1(b)(ii)] is modified by adding at the end thereof, the following:

", and it is agreed that the transfer of any lease involving the federal government as a tenant shall be subject to the provisions of the Assignment of Claims Act and regulations promulgated thereunder"

(c) Section [4.1(b)(x)] is modified by adding at the end thereof, the following:

"Notwithstanding anything herein to the contrary, as to any lease agreement involving the federal government, Seller shall be required only to make reasonable efforts to obtain a "statement of lease" or "lease status report" in the form customarily issued by the responsible contracting officer, with it being acknowledged that (i) Purchaser may be required to execute a written request, together with Seller, for such a "statement of lease" or "lease status report," (ii) the contracting officer may only issue the Government's "statement of lease" or "lease status report" subject to "a reasonably diligent review of the contracting officer's lease file as of the date of issuance," (iii) a Government "statement of lease" or "lease status report" serves informational purposes only and does not waive or otherwise affect in any way the rights the Government has pursuant to its

real property leases, and (iv) federal laws and regulations and lease agreements involving the federal government may contain additional or other limitations or qualifications on the content and accuracy of a "statement of lease" or "lease status report."

(d) The following is added as a new Section [10.6] to the Purchase Agreement:

"[10.6] Novation Agreement for GSA Lease. Seller shall assemble and file a letter to the United States General Services Administration or other appropriate agency indicating that Purchaser should be recognized as the new lessor under any leases involving the federal government as a tenant, together with a novation agreement and other attachments thereto required to be provided under the Federal Acquisition Regulation System as attachments to novation agreement requests or reasonably requested by the Government contracting officer, and the parties shall utilize commercially good faith efforts to obtain Government execution of said agreement in the form attached hereto as Exhibit __ promptly after Closing. Purchaser agrees to provide all documentation and signature required for novation agreement requests. The terms of this provision shall survive Closing."

(e) The following is added as a new Section [11.2__] of the Purchase Agreement:

"(_) For leases involving the federal government as a tenant, amounts due in lump sums payments payable by the Government in arrears annually or at other intervals, including but not limited to the Government's portion of any increases in real estate taxes over the base tax year for any such lease and the Government's portion of any increases in operating expenses as calculated pursuant to the terms of the relevant leases."

(f) The following is added at the end of Section [11.3] of the Purchase Agreement:

[Notwithstanding anything herein to the contrary, the parties hereto acknowledge that rent for leases with the federal government are generally paid one month in arrears during the first week of the following month and any rents collected with respect to such federal government leases as of Closing and/or post-Closing that are allocable to pre-Closing and/or Closing Date periods shall be paid to and for the account of Seller.]"

(g) Section 1 of Exhibit E, Assignment and Assumption Agreement of the Purchase Agreement is modified to add the following phrase after the first sentence thereof,

"provided, however, that the transfer of any lease involving the federal government as a tenant is subject to the provisions of the Assignment of Claims Act and regulations promulgated thereunder"

4. Indemnity for Post-Novation Period. For the period of time between the Closing and the Government's execution of Novation Agreements recognizing Purchaser as the new lessor for any leases involving the federal government as a tenant (the "**Pre-Novation Period**"), Purchaser acknowledges that Seller will continue to be the Government's lessor. However, after the Closing, Purchaser shall be solely responsible for the performance of any obligations under such leases relating to the time after Closing. According, Purchaser hereby agrees to indemnify and hold Seller harmless for any liabilities arising under or noncompliance with any of the terms

of any leases involving the federal government as a tenant arising during or relating to the Pre-Novation Period (including but not limited to reasonable attorney fees and expenses).

5. Full Force and Effect. The parties hereto hereby ratify and confirm all of the terms and provisions of the Purchase Agreement, as modified by this Rider, which continues in full force and effect. In the event of a conflict between the terms of this Rider and the terms of the Purchase Agreement, the terms of this Rider shall govern the rights and obligations of the parties hereto. All references in the Purchase Agreement to "Agreement" shall be deemed to mean the Purchase Agreement, as modified by this Rider.

6. Counterparts. This Rider may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Rider to be executed and delivered as of the date first above written.

WITNESSES:	SELLER:
____________________	____________________
	By:____________________
	Name:____________________
	Title:____________________
WITNESSES:	PURCHASER:
____________________	____________________
	By:____________________
	Name:____________________
	Title:____________________

Addendum 1 to Exhibit M

NOVATION AGREEMENT

______________________________ (the "**Transferor**"), a __________ organized and existing under the laws of _______________; _______________________ (the "**Transferee**"), a ________________ organized and existing under the laws of Illinois; and the United States of America acting by and through the ______________________________________ (the "**Government**") enter into this Agreement as of __________ ____, ________ (the "Effective Date").

(a) The parties agree to the following facts:

(1) The Government, represented by various Contracting Officers of the ____________________________________, has entered into a lease with the Transferor, namely: Lease Number __________________________ for the use of certain space located at __________________________ (the "Property"). The term "the Lease," as used in this Agreement, means the above lease and all modifications made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations under the Lease). Also included in the term "the Lease" are all modifications made under the terms and conditions of the Lease between the Government and the Transferee, on or after the effective date of this Agreement.

(2) As of _______________________, the Transferor has transferred the Property to the Transferee by virtue of a_______________ between the Transferor and the Transferee dated __________________ (the "Transfer").

(3) The Transferee has acquired all the Transferor's interest in the Property by virtue of the above Transfer.

(4) The Transferee has assumed all obligations and liabilities of the Transferor under the Lease by virtue of the above Transfer.

(5) The Transferee is in a position to fully perform all obligations that may exist under the Lease.

(6) It is consistent with the Government's interest to recognize the Transferee as the successor party to the Lease.

(7) Evidence of the above Transfer has been filed with the Government.

(b) In consideration of these facts, the parties agree that by this Agreement:

(1) The Transferor confirms the transfer of the Property to the Transferee, and, as

of the Effective Date, waives any claims and rights against the Government that it now has or may have in the future in connection with the Lease.

(2) The Transferee agrees to be bound by and to perform the Lease in accordance with the conditions contained in the Lease. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the Lease as if the Transferee were the original party to the Lease.

(3) The Transferee ratifies all previous actions taken by the Transferor with respect to the Lease, with the same force and effect as if the action had been taken by the Transferee.

(4) The Government recognizes the Transferee as the Transferor's successor in interest in and to the Lease. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the Lease as if the Transferee were the original party to the Lease. Following the Effective Date of this Agreement, the term "Contractor," as used in the Lease, shall refer to the Transferee.

(5) Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor.

(6) All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the Lease, shall be considered to have discharged those parts of the Government's obligations under the Lease. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government's obligations under the Lease, to the extent of the amounts paid or reimbursed.

(7) The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Lease.

(8) The Government agrees that, as of the Effective Date, the Government shall look only to Transferee with respect to the performance of Lessor's obligations under the Lease.

(9) The Lease shall remain in full force and effect, except as modified by this Agreement. Each party has executed this Agreement as of the day and year first above written.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first set forth above.

50 FREMONT TOWER, LLC,
a Delaware limited liability company

By: ______________________________

Name: LYNETTE M PINEDA
ASSISTANT SECRETARY

Title: ______________________________

SALESFORCE.COM, INC.,
a Delaware corporation

By: ______________________________

Name: ______________________________

Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first set forth above.

50 FREMONT TOWER, LLC,
a Delaware limited liability company

By:______________________________

Name:____________________________

Title:_____________________________

SALESFORCE.COM, INC.,
a Delaware corporation

By: Amy E. Weaver

Name: Amy Weaver

Title: SVP & General Counsel

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first set forth above.

UNITED STATES OF AMERICA, acting by and through the ______________________________

By:____

Name:____

Title:____

EXHIBIT N

SELLER ESTOPPEL CERTIFICATE

TO	________________________________ ("**Purchaser**") ________________________________ ________________________________
RE:	Property Address:______________________________ Lease Date:___________________________________ Between_____________________________________, "**Landlord**" and ____________________________, "**Tenant**" Square Footage Leased:_________________________ Suite No.:____________________________________ Floor:_______________________________________

________________________________ ("**Seller**") hereby certifies, to Seller's knowledge, as of the date hereof as follows:

1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease. The above-described Lease has not been canceled, modified, assigned, extended or amended except ________________________________.

2. Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent except $________________, and the amount of the security deposit is $_______________.

3. Rent is currently payable in the amount of $_________________ monthly exclusive of Tenant's share of taxes and operating expenses.

4. The Lease terminates on ______________, 20__ subject to any renewal option(s) set forth in the Lease.

5. All work to be performed for Tenant under the Lease has been performed as required and to Seller's Knowledge, has been accepted by Tenant, except

____.

6. The Lease is: (a) in full force and effect; (b) to Seller's Knowledge, free from default; (c) Seller has not received written notice of any claims against the

Landlord or offsets against rent; and (d) to Seller's Knowledge, Tenant has no claims against the Landlord or offsets against rent.

7. The base year for operating expenses and real estate taxes, as defined in the said Lease is ________________________.

8. The Tenant has no right or option pursuant to the said Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

9. There are no other agreements written between the undersigned and the Tenant with respect to the Lease and/or the leased premises and building.

10. The statements contained herein may be relied upon by any prospective purchaser of the property of which the premises is a part and its mortgage lender.

The term "to Seller's Knowledge" shall have the meaning ascribed to such terms in **Section 13.2** (Definition of Seller's Knowledge) of that certain Purchase and Sale Agreement dated ______________, ______, between Seller and ______________, ("**Purchaser**") (the "**Purchase Agreement**"). In the event that Purchaser receives a Required Tenant Estoppel Certificate (as defined in the Purchase Agreement) from Tenant, such Required Tenant Estoppel shall replace in its entirety this Seller Estoppel Certificate, and this Seller Estoppel Certificate shall be null and void.

Dated this _________ day of ______, 20____.

SELLER:

___________________________________,
a _________________________________

By:________________________________
Name:______________________________
Title:_______________________________

EXHIBIT O

PRE-WAIVED EXCEPTIONS

1. Rights of way, easements for light and air, conditions, covenants, restrictions and reservations as contained in the following:

   Agreement – ISABEL W. SPRAGUE, first party; CHAS. C. MOORE & CO., ENGINEERS, A CORPORATION, second party; and MARTIN INVESTMENT COMPANY, A CORPORATION, dated November 6, 1913, recorded JANUARY 19, 1914, BOOK 41 OF COVENANTS, PAGE 220.

   Deed by Isabel Sprague (wife of Richard H. Sprague), formerly Isabel W. Donahue, also called Belle W. Donahue (under which name of Isabel W. Donahue, also called Belle W. Donohue, she acquired an interest in the property herein described, she having since time married Richard H. Sprague) to Chas. C. Moore & Co., Engineers, a corporation, and Martin Investment Company, a corporation, dated July 7, 1913, recorded JANUARY 19, 1914, BOOK 772 OF DEEDS, PAGE 285.

   The above right of way being the same as shown on the ALTA/ACSM Survey prepared by Martin M. Ron Associates, dated NOVEMBER 29, 2004, Job No. S-5819.

2. Covenants, conditions and restrictions, but omitting any covenant or restriction, based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons, contained in the Declaration

By:	FIVE FREMONT CENTER ASSOCIATES, A CALIFORNIA PARTNERSHIP
Recorded:	NOVEMBER 17, 1981, BOOK D309, PAGE 417, OFFICIAL RECORDS

3. License Agreement

Dated:	DECEMBER 6, 1984
Executed By:	FREMONT CENTER ASSOCIATES, LICENSOR
And Between:	465 MARKET STREET, A CALIFORNIA LIMITED PARTNERSHIP

   Upon the terms, provisions, covenants and conditions contained therein,

Recorded:	DECEMBER 14, 1984, REEL D763, IMAGE 1840, OFFICIAL RECORDS

4. Easements, upon the terms, covenants and conditions contained thereof, for the purposes stated herein and incidental purposes created in that certain instrument

Recorded:	JANUARY 2, 1987, REEL E250, IMAGE 441, SERIES NO. D924695, OFFICIAL RECORDS
Granted to:	FIVE FREMONT CENTER ASSOCIATES, A GENERAL PARTNERSHIP
Purpose:	FOR CONSTRUCTION, OPERATION AND REPAIR OF A PEDESTRIAN WALK AND USE THEREOF BY THE PUBLIC
Affects:	PARCEL FOUR

   The above easement being the same as shown on the ALTA/ACSM Survey prepared by Martin M. Ron Associates, dated NOVEMBER 29, 2004, Job No. S-5819.

5. Declaration Establishing Easements Running with the Land, upon the terms and provisions contained therein

Dated:	JUNE 1, 1991

700648121.8

Executed By:	FIVE FREMONT CENTER ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP
Recorded:	AUGUST 16, 1991, REEL F441, IMAGE 661, OFFICIAL RECORDS
Affects:	PARCELS ONE AND TWO

6. Notice of Special Restrictions under the City Planning Code

Dated:	AUGUST 16, 1991
Executed By:	FIVE FREMONT CENTER ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP
And Between:	METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
Recorded:	AUGUST 16, 1991, REEL F441, IMAGE 662, OFFICIAL RECORDS

7. Notice of Special Restrictions under the City Planning Code of the City and County of San Francisco upon the terms and conditions contained therein

Recorded:	APRIL 10, 1997, REEL G858, IMAGE 282, SERIES NO. 97-G144465-00, OFFICIAL RECORDS

8. Revocable permission, Order No. 172,400, to occupy a portion of the public right-of-way with one (1) 6,000-gallon double-wall underground diesel storage tank, recorded JULY 21, 2000, REEL H684, IMAGE 404, SERIES NO. 2000-G804267-00, OFFICIAL RECORDS.

700648121.8

EXHIBIT P

EXCEPTIONS

Form No. 1402.06
ALTA Owner's Policy (6-17-06)
1100302P050600

Policy Page 1
Policy Number: NCS-688729-SF

OWNER'S POLICY OF TITLE INSURANCE

ISSUED BY

First American Title Insurance Company

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   (a) A defect in the Title caused by
      (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
      (ii) failure of any person or Entity to have authorized a transfer or conveyance;
      (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
      (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
      (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
      (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
      (vii) a defective judicial or administrative proceeding.
   (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (a) the occupancy, use, or enjoyment of the Land;
   (b) the character, dimensions, or location of any improvement erected on the Land;
   (c) the subdivision of land; or
   (d) environmental protection
   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.
6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective
   (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
   (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
      (i) to be timely, or
      (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.
10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

First American Title Insurance Company

Dennis J. Gilmore
President

Jeffrey S. Robinson
Secretary

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (i) the occupancy, use, or enjoyment of the Land;
   (ii) the character, dimensions, or location of any improvement erected on the Land;
   (iii) the subdivision of land; or
   (iv) environmental protection;
   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters
   (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   (c) resulting in no loss or damage to the Insured Claimant;
   (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   (a) a fraudulent conveyance or fraudulent transfer; or
   (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. DEFINITION OF TERMS

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
(b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.
(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d) "Insured": The Insured named in Schedule A.
   (i) The term "Insured" also includes
      (A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
      (B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
      (C) successors to an Insured by its conversion to another kind of Entity;
      (D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
         (1) if the stock, shares, memberships, or other equity interests of the grantee are wholly owned by the named Insured,
         (2) if the grantee wholly owns the named Insured,
         (3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or
         (4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.
   (ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.
(e) "Insured Claimant": An Insured claiming loss or damage.
(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.
(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.
(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.
(j) "Title": The estate or interest described in Schedule A.
(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.
(b) The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.
Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of
(i) the Amount of Insurance; or
(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,
(i) the Amount of Insurance shall be increased by 10%, and
(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.
If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.
(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.
(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.
(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.
Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.
(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

FIRST AMERICAN

SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company:
First American Title Insurance Company
101 Mission Street, Suite 1600
San Francisco, CA 94105-1730

File No.: **NCS-688729-SF PROFORMA AMENDMENT V** Policy No.: **NCS-688729-SF**
Address Reference: 50 Fremont Street, San Francisco, CA
Amount of Insurance: $637,600,000.00
Date of Policy: Date and Time of Recording

1. Name of Insured:

   To Be Determined

2. The estate or interest in the Land that is insured by this policy is:

   Fee as to Parcels One, Two and Four, an easement as to Parcels Three and Five

3. Title is vested in:

   To Be Determined

4. The Land referred to in this policy is described as follows:

   Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

   PARCEL ONE:

   LOT 19, PARCEL A, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

   PARCEL TWO:

   LOT 20, PARCEL B, AS DESCRIBED ON THAT CERTAIN PARCEL MAP ENTITLED "PARCEL MAP BEING A VERTICAL SUBDIVISION OF ASSESSOR'S LOT 18, BLOCK 3709", FILED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ON AUGUST 14, 1991, SERIES NO. E955768, IN BOOK 40 OF PARCEL MAPS, AT PAGES 169 TO 171, INCLUSIVE.

   PARCEL THREE:

   A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCELS ONE AND TWO FOR ROADWAY, LIGHT AND AIR AS GRANTED IN DEED FROM ISABEL SPRAGUE, FORMERLY KNOWN AS ISABEL W. DONAHUE AND FORMERLY KNOWN AS BELLE W. DONAHUE, TO CHAS C. MOORE & CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A CORPORATION, DATED JULY 7, 1913, RECORDED JANUARY 19, 1914, IN BOOK 772 OF DEEDS, AT PAGES 285, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IN AGREEMENT BY AND BETWEEN ISABEL W. SPRAGUE AND CHAS C. MOORE AND CO., ENGINEERS, A CORPORATION AND MARTIN INVESTMENT COMPANY, A

CORPORATION, DATED NOVEMBER 6, 1913, RECORDED JANUARY 19, 1914, IN BOOK 41 OF COVENANTS, AT PAGE 220, IN THE OFFICE OF THE RECORDER.

PARCEL FOUR, AS TO AN UNDIVIDED 2/3 INTEREST IN AND TO:

COMMENCING AT A POINT ON THE NORTHWESTERLY LINE OF MISSION STREET, DISTANT THEREON 129 FEET, 6 INCHES NORTHEASTERLY FROM THE INTERSECTION OF SAID NORTHWESTERLY LINE OF MISSION STREET WITH THE NORTHEASTERLY LINE OF FIRST STREET; RUNNING THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE OF MISSION STREET 16 FEET; THENCE AT A RIGHT ANGLE NORTHWESTERLY 113 FEET, 4 INCHES; THENCE AT A RIGHT ANGLE SOUTHWESTERLY 16 FEET; THENCE AT A RIGHT ANGLE SOUTHEASTERLY 113 FEET, 4 INCHES TO THE NORTHWESTERLY LINE OF MISSION STREET AND THE POINT OF COMMENCEMENT.

PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT OVER AND ACROSS PARCEL FOUR FOR THE PURPOSE OF CONSTRUCTION, OPERATION AND REPAIR OF A PEDESTRIAN WALKWAY, AS CONTAINED IN THAT CERTAIN GRANT OF EASEMENT RECORDED JANUARY 2, 1987 IN BOOK E250 AT PAGE 441, OFFICIAL RECORDS

Assessor's Lot 019; Block 3709 (Affects Parcel One);
Lot 020; Block 3709 (Affects Parcel Two);
Lot 06A; Block 3709 (Affects Parcel Four)

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: **NCS-688729-SF**

Policy No.: **NCS-688729-SF**

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. a) General and special taxes and assessments for the fiscal year 2014-2015.

Second Installment:	$1,532,011.76, PAYABLE
Penalty:	$153,246.17
Tax Rate Area:	01-000
A. P. No.:	3709-019

b) General and special taxes and assessments for the fiscal year 2014-2015.

Second Installment:	$560,762.83, PAYABLE
Penalty:	$56,076.28
Tax Rate Area:	01-000
A. P. No.:	3709-020

c) General and special taxes and assessments for the fiscal year 2014-2015.

Second Installment:	$64,930.51, PAYABLE
Penalty:	$0.00
Tax Rate Area:	01-000
A. P. No.:	3709-06A

2. This item has been intentionally deleted.

3. The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from events occuring on or after the date of this Policy.

4. Rights of way, easements for light and air, conditions, covenants, restrictions and reservations as contained in the following:

   Agreement - Isabel W. Sprague, first party; Chas. C. Moore & Co., Engineers, a Corporation, second party; and Martin Investment Company, a Corporation, dated November 6, 1913, recorded January 19, 1914, book 41 of covenants, page 220.

   Deed by Isabel Sprague (wife of Richard H. Sprague), formerly Isabel W. Donahue, also called Belle W. Donahue (under which name of Isabel W. Donahue, also called Belle W. Donohue, she acquired an interest in the property herein described, she having since time married Richard H.

Sprague) to Chas. C. Moore & Co., Engineers, a corporation, and Martin Investment Company, a corporation, dated July 7, 1913, recorded January 19, 1914, book 772 of deeds, page 285.

5. Covenants, conditions, restrictions and easements in the document recorded November 17, 1981 as Book D309, Page 417 of Official Records, but deleting any covenant, condition, or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, sexual orientation, familial status, disability, handicap, national origin, genetic information, gender, gender identity, gender expression, source of income (as defined in California Government Code § 12955(p)) or ancestry, to the extent such covenants, conditions or restrictions violation 42 U.S.C. § 3604(c) or California Government Code § 12955. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

6. This item has been intentionally deleted.

7. An easement for construction, operation and repair of a pedestrian walk and use thereof by the public and incidental purposes, recorded January 2, 1987 as as Instrument No. E924695, in book/reel E250, page/image 441 of Official Records.

In Favor of:	Five Fremont Center Associates, a general partnership
Affects:	as described therein

8. An easement shown or dedicated on the map of Parcel Map recorded August 14, 1991 on file in book 40, pages 169 through 171, of Parcel Maps.
For: Access and incidental purposes for benefit of Parcels A and B.

9. The terms, provisions and easement(s) contained in the document entitled "Declaration Establishing Easements Running with the Land" recorded August 16, 1991 as Reel F441, Image 661 of Official Records.

10. The terms and provisions contained in the document entitled "Notice of Special Restrictions under the City Planning Code" recorded August 16, 1991 as Reel F441, Image 662 of Official Records.

11. The terms and provisions contained in the document entitled "City and County of San Francisco Department of Public Works Order No. 167.235" recorded July 18, 1995 as as Instrument No. 95-F817060-00 in book/reel G425, page/image 597 of Official Records.

12. The terms and provisions contained in the document entitled "Notice of Special Restrictions under the City Planning Code of the City and County of San Francisco" recorded April 10, 1997 as as Instrument No. 97-G144465-00, Reel G858, Image 282 of Official Records.

13. The terms and provisions contained in the document entitled "City and County of San Francisco Department of Public Works Order No. 172,400" recorded July 21, 2000 as as Instrument No. 2000-G804267-00, book/reel H684, page/image 404 of Official Records.

14. An unrecorded lease dated March 30, 2007, executed by Teachers Insurance and Annuity Association of America, for the benefit of its Real Estate Account as lessor and Mellon Capital Management Corporation, a Delaware corporation as lessee, as disclosed by a Memorandum of Lease recorded April 30, 2007 as as Instrument No. 2007-I377506-00, Reel J380, Image 0088 of Official Records.

15. An unrecorded lease dated January 05, 2012, executed by Teachers Insurance and Annuity Association of America, for the benefit of its Real Estate Account as lessor and Salesforce.com, inc., a Delaware corporation as lessee, as disclosed by a Memorandum of Lease recorded February 02, 2012 as as Instrument No. 2012-J348538-00, Reel K575, Image 0496 of Official Records.

16. This item has been intentionally deleted.

17. A Deed of Trust to secure an original indebtedness of $200,000,000.00 recorded May 16, 2013 as as Instrument No. 2013-J659968-00, Reel K898, Image 0451 of Official Records.

Dated:	May 14, 2013
Trustor:	50 Fremont Tower LLC, a Delaware limited liability company
Trustee:	Commonwealth Land Title Insurance Company
Beneficiary:	New York State Teachers' Retirement System, a public pension system

A document entitled "Assignment of Leases and Rents" recorded May 16, 2013 as as Instrument No. 2013-J659969-00, Reel K898, Image 0452 of Official Records, as additional security for the payment of the indebtedness secured by the deed of trust.

18. A financing statement recorded May 16, 2013 as as Instrument No. 2013-J659970-00, Reel K898, Image 0453 of Official Records.

Debtor:	50 Fremont Tower LLC
Secured party:	New York State Teachers' Retirement System

19. This item has been intentionally deleted.

20. This item has been intentionally deleted.

21. Rights of Salesforce.com, inc., as tenant with preferential rights to purchase the insured property as set forth in its lease.

Rights of the parties set forth on Exhibit A attached to this policy as tenants only without any option, right of first offer, right of first refusal or other preferential right to purchase the insured property.

22. The terms and provisions contained in the document entitled "Declaration of Use" recorded August 21, 2012 as as Instrument No. 2012-J488941-00, Reel K715, Image 0503 of Official Records.

23. The terms and provisions contained in the document entitled "Declaration of Use" recorded August 21, 2012 as as Instrument No. 2012-J488941-00, Reel K715, Image 0504 of Official Records.

24. Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Martin M. Ron Assoc., Inc. on September 08, 1995, last revised October 20, 2014, designated Job Number S-8792:

a. The fact that a utility box, vent pipes, vents, vent fans, a light, outlet, fire escapes, window sills, stand pipes, metal utility covers, a metal roll door, 2nds story cornice, the roof and roof cornice all extend into Parcels 3 and 4 of the Land from adjoining land.

b. The fact that standpipes extend into adjoining public property from both Parcel 1 and 2 of the Land without benefit of easement.

c. The fact that the stucco filler and cornice extend into adjoining property from Parcel 2 of the Land without benefit of easement.

d. The fact that an awning extends into adjoining public property from Parcel 1 of the Land without benefit of easement.

25. This item has been intentionally deleted.

ENDORSEMENT

Attached to Policy No. NCS-688729-SF

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1. The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:
   a. Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.
   b. Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.
   c. Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.
   d. Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.
   e. Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2. Damage to existing buildings:
   a. That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;
   b. Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

3. Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

4. Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words "covenants, conditions, or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 4, the words "covenants, conditions, or restrictions" do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 9.2-06 (Restrictions, Encroachments, Minerals-
Owner's Policy - Improved Land)
Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. NCS-688729-SF

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcels One, Two and Four in Schedule A to each constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CLTA Form 116.7-06 (03-09-07)
ALTA - Owner or Lender

ENDORSEMENT

Attached to Policy No. NCS-688729-SF

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss which the insured shall sustain by reason of any statutory lien for labor or material attaching to the estate or interest referred to in Schedule A arising out of any work of improvement under construction or completed at Date of Policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

CLTA Form 101.4 (Revised 9-10-93)
CLTA - Owner

First American

**ENVIRONMENTAL PROTECTION LIEN
ENDORSEMENT**

Issued By

First American Title Insurance Company

Attached to Policy No.: NCS-688729-SF

File No.: NCS-688729-SF

The Company insures against loss or damage sustained by the Insured by reason of lack of priority of the lien of the Insured Mortgage over:

(a) any environmental protection lien that at Date of Policy, is recorded in those records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge, or filed in the records of the clerk of the United States district court for the district in which the Land is located, except as set forth in Schedule B; or

(b) any environmental protection lien provided by any state statute in effect at Date of Policy, except environmental protection liens provided by the following state statutes: None.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date:

First American Title Insurance Company

Dennis J. Gilmore
President

Jeffrey S. Robinson
Secretary

By:

Authorized Countersignature